Registration Nos. 33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                               Pre-Effective Amendment No. ___               [ ]
                               Post-Effective Amendment No. 130              [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                               Amendment No. 134                             [X]

                        (Check appropriate box or boxes.)
                                 ---------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
   --------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 248-6000

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                           ---------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     [ ]          Immediately upon filing pursuant to Rule 485(b)

     [X]          On February 1, 2008 pursuant to Rule 485(b)

     [ ]          60 days after filing pursuant to Rule 485(a)(1)

     [ ]          On [date] pursuant to Rule 485(a)(1)

     [ ]          75 days after filing pursuant to Rule 485(a)(2)

     [ ]          On [date] pursuant to Rule 485(a)(2)

     [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                    MELLON INSTITUTIONAL FUNDS




                    The Boston Company Group
Prospectus          of Equity Funds
--------------------------------------------------------------------------------

February 1, 2008

The Boston Company Large Cap Core Fund

The Boston Company Small Cap Value Fund

The Boston Company Small Cap Value Fund II

The Boston Company Small Cap Growth Fund

The Boston Company Small/Mid Cap Growth Fund

The Boston Company Small Cap Tax-Sensitive Equity Fund

The Boston Company Emerging Markets Core Equity Fund

The Boston Company International Core Equity Fund

The Boston Company International Small Cap Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ........................................     3
    Who may want to invest .................................     3
    Mutual fund risks ......................................     3
    Large Cap Core Fund ....................................     4
    Small Cap Value Fund ...................................     6
    Small Cap Value Fund II ................................     8
    Small Cap Growth Fund and Small/Mid Cap Growth Fund         10
    Small Cap Tax-Sensitive Equity Fund ....................    12
    Emerging Markets Core Equity Fund ......................    14
    International Core Equity Fund and International
    Small Cap Fund .........................................    16
The Funds' Investments and Related Risks ...................    18
    Principal investments ..................................    18
    Additional investment policies .........................    18
The Investment Adviser .....................................    21
    About The Boston Company Asset Management, LLC .........    21
    Fund managers ..........................................    22
    Advisory services and fees .............................    23
Fund Closures ..............................................    24
    Small Cap Growth Fund, Small Cap Value Fund and
    Small Cap Tax-Sensitive Fund ...........................    24
Investment and Account Information .........................    25
    How to purchase shares .................................    25
    How to exchange shares .................................    26
    How to redeem shares ...................................    26
    Redemption fee .........................................    27
    Administrative service fee .............................    28
    Transaction and account policies .......................    29
    Household delivery of fund documents ...................    29
    Valuation of shares ....................................    29
    Dividends and distributions ............................    29
Fund Details ...............................................    30
    Tools used to combat short-term trading and excessive
    exchange activity ......................................    30
    Taxes ..................................................    31
    The funds' service providers ...........................    31
Financial Highlights .......................................    32
For More Information .......................................    42

Risk/Return Summary
--------------------------------------------------------------------------------

Each fund seeks long-term growth of capital. The Boston Company Asset Management, LLC ("TBCAM") serves as each fund's investment adviser. Small Cap Tax-Sensitive Equity Fund also seeks to maximize after-tax total return. TBCAM manages the Small Cap Tax-Sensitive Equity Fund using tax-sensitive strategies that are designed to reduce the impact of federal and state income taxes on after-tax returns actually achieved by investors in the fund.


Who may want to invest

Each fund may be appropriate for investors:

o    Looking to allocate a portion of their assets to stocks.

o    Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o    Comfortable with the risks of the stock market.

The Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may be appropriate for investors:

o Who are comfortable with the risks of investing primarily in foreign stock and currency markets.

The Small Cap Tax-Sensitive Equity Fund may be appropriate for investors:

o    In the upper federal income tax brackets.

o    Looking to allocate a portion of their assets to small cap stocks.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                  TBCAM manages
                                                     more than $53.3 billion of
                                                       assets for a broad range
                                                         of clients in the U.S.
                                                               and abroad as of
                                                             December 31, 2007.

                                                                Descriptions of
                                                             the funds begin on
                                                              the next page and
                                                                   include more
                                                              information about
                                                                each fund's key
                                                                investments and
                                                          strategies, principal
                                                             risk factors, past
                                                                performance and
                                                                      expenses.

Risk/Return Summary
--------------------------------------------------------------------------------

                          -----------------------------------------------------
                                         Large Cap Core Fund
                          -----------------------------------------------------

   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------
    Key investments and   The fund invests, under normal circumstances, at
             strategies   least 80% of net assets (including for this
                          purpose, borrowings for investment purposes) in
                          equity securities of large cap companies that
                          appear to be undervalued relative to underlying
                          business fundamentals. The fund focuses on
                          companies with total market capitalizations that
                          are greater than the market capitalization of
                          companies in the bottom 5% of the capitalization
                          range represented in the S&P 500 Index. This would
                          correspond to companies with a total market
                          capitalization of greater than $7.5 billion as of
                          December 31, 2007. The fund may invest without
                          limit in securities of U.S. companies and of
                          foreign companies that are listed or traded in the
                          U.S., but not more than 10% of its assets in other
                          foreign securities.

                          ------------------------------------------------------
         How stocks are   The adviser employs a value based investment style
               selected   in managing the fund's portfolio, which means the
                          adviser seeks to identify those companies with
                          stocks trading at prices below what the adviser
                          believes are their intrinsic values. The adviser
                          measures value by evaluating a company's valuation
                          multiples (price/earnings, price/sales, price/cash
                          flow), current competitive position, and expected
                          business growth relative to its industry.

                          The adviser uses a combination of quantitative and fundamental research to identify portfolio candidates. A quantitative model screens a universe of up to 1,500 companies with the most liquid stocks according to valuation multiples, consistency of growth, near-term reported business momentum, and actual earnings relative to, and the current trend in, expected earnings. Fundamental research is also used to identify companies that appear valued attractively based on business dynamics, under recognized assets, or special circumstances.

                          ------------------------------------------------------
     Principal risks of   Investors could lose money on their investments in
 investing in the funds   a fund, or a fund could perform less well than
                          other possible investments, if any of the
                          following occurs:

                          o    U.S. stock markets go down.

                          o The markets strongly favor growth stocks over stocks with value characteristics.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o Large cap stocks perform poorly compared to mid or small cap stocks.

--------------------------------------------------------------------------------

Total return              The bar chart and total return table indicate the
 performance              risks of investing in the fund. The bar chart
                          shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.


                          Large Cap Core Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1998              7.20%
      1999             (0.17)%
      2000             18.76%
      2001             (8.13)%
      2002            (17.52)%
      2003             27.23%
      2004             11.01%
      2005              5.63%
      2006             15.72%
      2007              8.76%



Quarterly returns:
Large Cap Core Fund
Highest: 19.23% in 4th quarter 1998
Lowest: (18.66)% in 3rd quarter 1998

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                          Inception
                                                1 Year        5 Years       10 Years        Date
Large Cap Core Fund                                                                      1/31/91
Return Before Taxes                               8.76%         13.43%          6.10%
Return After Taxes on Distributions*              6.72%         12.30%          4.57%
Return After Taxes on Distributions and
Sale of Fund Shares*                              7.26%         11.54%          4.63%
S&P 500 Index (reflects no deductions for
fees, expenses or taxes)**                        5.49%         12.82%          5.91%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is an unmanaged index representing large U.S. company stock performance.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                          After      After       After       After
                         1 Year     3 Years     5 Years     10 Years
Large Cap Core Fund        $82        $255        $444        $990

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                               Large Cap
Based on fiscal year ended 9/30/07             Core Fund
Shareholder fees                                  None
(fees paid directly from your investment)
Redemption fee(1)                                2.00%
(as a percentage of total redemption
proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                             0.50%
     Distribution (12b-1) fees                    None
     Other expenses                              0.30%
     Total annual fund operating expenses        0.80%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.

Risk/Return Summary
--------------------------------------------------------------------------------

                          -----------------------------------------------------
                                         Small Cap Value Fund
                          -----------------------------------------------------

   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------
    Key investments and   The fund invests, under normal circumstances, at
             strategies   least 80% of net assets (including for this purpose,
                          borrowings for investment purposes) in equity
                          securities of small cap U.S. companies. The fund
                          focuses on companies with total market capitalizations
                          equal to or less than the total market capitalization
                          of the largest company included in the Russell 2000
                          Index. This would correspond to companies with total
                          market capitalizations equal to or less than $5.86
                          billion as of December 31, 2007.
                          ------------------------------------------------------
         How stocks are   The adviser uses fundamental research and qualitative
               selected   analysis to select stocks among the portfolio
                          candidates. The adviser looks for companies with
                          strong competitive positions, high quality management,
                          and financial strength.

                          The adviser uses the following stock selection process:

                          o The adviser uses a variety of screening methods to identify small companies that might be attractive investments.

                          o The adviser uses a consistent three-step fundamental research process to evaluate the stocks marked as attractive consisting of: (1)
                               Valuation: to identify small companies that are considered to be attractively priced relative to their earnings potential; (2) Fundamentals: to verify the strength of the underlying business position; and (3) Catalyst: to identify a s pecific event that has the potential to cause the stocks to appreciate in value.

                          The adviser focuses primarily on individual stock
                          selection instead of trying to predict which
                          industries or sectors will perform best. The stock
                          selection process for both funds is designed to
                          produce a diversified portfolio of companies that the
                          adviser believes are undervalued relative to expected
                          business growth.
                          ------------------------------------------------------
     Principal risks of   Investors could lose money on their investments in a
 investing in the funds   fund, or a fund could perform less well than other
                          possible investments, if any of the following occurs:

                          o    U.S. stock markets go down.

                          o The markets strongly favor growth stocks over stocks with value characteristics.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o    Small cap stocks are out of favor with the
                               market.
                          ------------------------------------------------------
  Risks of investing in   There is a higher risk that the fund will lose money
    small cap companies   because it invests primarily in small cap stocks.
                          Smaller companies may have limited product lines,
                          markets and financial resources. They may have
                          shorter operating histories and more volatile
                          businesses. The prices of small cap stocks tend to be
                          more volatile than the prices of other stocks. In
                          addition, it may be harder to sell these stocks, which
                          can reduce their selling prices.

--------------------------------------------------------------------------------

           Total return   The bar chart and total return table indicate the
            performance   risks of investing in the fund. The bar chart
                          shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                                            Quarterly returns:
                                            Small Cap Value Fund
                                            Highest: 22.52% in 2nd quarter 2003
                                            Lowest: (18.85)% in 3rd quarter 2002


Small Cap Value Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      2001             20.60%
      2002            (10.88)%
      2003             46.12%
      2004             27.92%
      2005              7.28%
      2006             22.02%
      2007             (5.17)%

--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                   Life of      Inception
                                                    1 Year          5 Years          Fund          Date
Small Cap Value Fund                                                                               2/1/00
Return Before Taxes                                 (5.17)%          18.33%         16.24%
Return After Taxes on Distributions*                (6.35)%          16.12%         14.56%
Return After Taxes on Distributions and
Sale of Fund Shares*                                (2.28)%          15.23%         13.76%
Russell 2000 Value Index (reflects no
deductions for fees, expenses or taxes)**           (9.78)%          15.80%         13.11%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

** The Russell 2000 Value Index is an unmanaged index representing those Russell 2000 companies with value characteristics. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.


Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After      After       After       After
                          1 Year     3 Years     5 Years    10 Years
Small Cap Value Fund        $92        $287        $498      $1,108


Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                Small Cap
Based on fiscal year ended 9/30/07              Value Fund
Shareholder fees                                    None
(fees paid directly from your investment)
Redemption fee(1)                                  2.00%
(as a percentage of total redemption
proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                               0.80%
     Distribution (12b-1) fees                      None
     Other expenses                                0.10%
     Total annual fund operating expenses          0.90%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.

Risk/Return Summary
--------------------------------------------------------------------------------

                          ------------------------------------------------------
                                        Small Cap Value Fund II
                          ------------------------------------------------------

   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------

    Key investments and   Under normal circumstances, the fund invests at least
             strategies   80% of net assets (including for this purpose,
                          borrowings for investment purposes) in equity
                          securities of small cap U.S. companies. The fund
                          focuses on companies with total market
                          capitalizations within the range of companies
                          included in the Russell 2500 Index. This would
                          correspond to companies with total market
                          capitalizations of equal to or less than $13.3
                          billion. The fund intends to maintain an average
                          weighted market capitalization that approximates that
                          of the Russell 2500 Index, which as of December 31,
                          2007 was $2.9 billion.
                          ------------------------------------------------------

         How stocks are   The adviser uses fundamental research and qualitative
                adviser   analysis to select stocks among the portfolio
                          candidates. The looks for companies with strong
                          competitive positions, high quality management, and
                          financial strength. A company's competitive position
                          is assessed given its market share, available
                          financial resources to finance growth and the proven
                          ability to develop new products and services. A
                          company's financial strength is evaluated based on
                          various metrics, including balance sheet quality
                          (constituency of assets given the amount of
                          leverage), profitability and margin strength, free
                          cash flow and estimated earnings over the next two
                          years.

                          The adviser uses the following stock selection process:

                          o    The adviser uses a variety of screening
                               methods to identify small cap companies that might be attractive investments.

                          o The adviser uses a consistent three-step fundamental research process to evaluate the stocks marked as attractive consisting of:
                               (1) Valuation: to identify small cap
                               companies that are considered to be
                               attractively priced relative to their
                               earnings potential; (2) Fundamentals: to verify the strength of the underlying business position; and (3) Catalyst: to identify a specific event that has the potential to cause the stocks to appreciate in value.

                          The adviser focuses primarily on individual stock
                          selection instead of trying to predict which
                          industries or sectors will perform best. The stock
                          selection process is designed to produce a
                          diversified portfolio of companies that the adviser
                          believes are undervalued relative to expected
                          business growth.
                          -----------------------------------------------------
     Principal risks of   Investors could lose money on their investments in
  investing in the fund   the fund, or the fund could perform less well than
                          other possible investments, if any of the following
                          occurs:

                          o    U.S. stock markets go down.

                          o The markets strongly favor growth stocks over stocks with value characteristics.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o    The adviser's judgment about the
                               attractiveness, value or potential
                               appreciation of a particular stock proves to be incorrect.

                          o Small cap stocks are out of favor with the market.

     Risks of investing   There is a higher risk that the fund will lose
 in small cap companies   money because it invests primarily in small cap
                          stocks. Small cap companies may have limited
                          product lines, markets and financial resources.
                          They may have shorter operating histories and more
                          volatile businesses. The prices of small cap
                          stocks tend to be more volatile than the prices of
                          other stocks. In addition, it may be harder to
                          sell these stocks, which can reduce their selling
                          prices.

--------------------------------------------------------------------------------

Total return performance

The fund commenced operations on July 20, 2007. Because the fund does not have a full calendar year of operations it does not disclose any performance history in the prospectus. The fund's past performance does not necessarily indicate how the fund will perform in the future. The fund's shares, when redeemed, may be worth more or less than their initial cost.

--------------------------------------------------------------------------------

Fees and expenses of the fund


This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                     Small Cap
Based on fiscal year ending 9/30/07                Value Fund II
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                   0.75%
     Distribution (12b-1) fees                          None
     Other expenses                                    6.10%
     Total annual fund operating expenses              6.85%

--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account information" section of this prospectus.
(2) Because TBCAM has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

  Management fees                            0.00%
  Other expenses                             1.00%
  Total annual fund operating expenses       1.00%

This cap may be changed or eliminated at any time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

         After       After       After       After
        1 Year      3 Years     5 Years    10 Years
         $679       $1,999      $3,270      $6,249

Risk/Return Summary
--------------------------------------------------------------------------------

                          -----------------------------------------------------
                          Small Cap Growth Fund       Small/Mid Cap Growth Fund
                          -----------------------------------------------------

   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------

    Key investments and   The fund invests, under normal circumstances, at
             strategies   least 80% of net assets (including for this
                          purpose, borrowings for investment purposes) in
                          equity securities of small cap U.S. companies. The
                          fund focuses on companies with total market
                          capitalizations equal to or less than the total
                          market capitalization of the largest company
                          included in the Russell 2000 Growth Index. This
                          would correspond to companies with total market
                          capitalization equal to or less than $5.8 billion
                          as of December 31, 2007. The fund may also invest
                          in equity index futures contracts based primarily
                          on the Russell 2000 Index.

                          Long-term growth of capital.
                          ------------------------------------------------------

                          The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose, borrowings for investment purposes) in equity securities of small cap and mid cap U.S.
                          companies. The fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2500 Growth Index.
                          This would correspond to companies with total market capitalization equal to or less than $14.1 billion as of December 31, 2007. The fund may also invest in equity index futures based on the Russell 2000 and S&P Midcap indices, and exchange traded funds based upon the Russell 2500 Growth
                          Index.

                          ------------------------------------------------------

         How stocks are   The adviser employs a growth oriented investment
               selected   style in managing each fund's portfolio which
                          means the adviser seeks to identify those small
                          cap and mid cap, as applicable to the relevant
                          fund, companies which are experiencing or will
                          experience rapid earnings or revenue growth. The
                          adviser focuses on high quality companies,
                          especially those with products or services that
                          are believed to be leaders in their market niches.
                          The adviser selects stocks by:

                          o Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                          o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

                          The adviser focuses on individual stock selection
                          instead of trying to predict which industries or
                          sectors will perform best. Each fund's investment
                          strategy may lead it to emphasize certain sectors,
                          such as technology, health care, business services
                          and communications.
                          -----------------------------------------------------

     Principal risks of   Investors could lose money on their investments in
 investing in the funds   a fund, or a fund could perform less well than
                          other possible investments, if any of the
                          following occurs:

                          o    The U.S. stock market goes down.

                          o Small cap stocks are out of favor with the market; in the case of the Small/Mid Cap
                               Growth Fund, small cap and/or mid cap stocks fall out of favor with the market.

                          o The markets strongly favor stocks with value characteristics over growth stocks.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

                          o    During periods of extreme stock market
                               volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index

                          o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

  Risks of investing in   There is a risk that the funds will lose money
  small cap and mid cap   because they invest primarily in either small cap
              companies   or small and mid cap stocks. Small and mid
                          capitalization companies may have limite product
                          lines, markets and financial resources than large
                          capitalization companies. In addition, they may
                          have shorter operating histories and more volatile
                          businesses. The prices of small cap and mid cap
                          stocks, and in particular aggressive growth small
                          cap stocks, tend to be more volatile than the
                          prices of large cap stocks. In addition, it may be
                          harder to sell these stocks, which can reduce
                          their selling prices.

-----------------------------------------------------------------------------

           Total return   The bar charts and total return table indicate the
            performance   risks of investing in the funds. The bar chart
                          shows changes in the performance of each fund from
                          year to year for the full calendar periods
                          indicated. The total return table shows how each
                          fund's average annual returns for different
                          calendar periods compare to those of a widely
                          recognized, unmanaged index of common stock
                          prices. A fund's past performance does not
                          necessarily indicate how the fund will perform in
                          the future.

Quarterly returns:
Small Cap Growth Fund
Highest: 68.45% in 4th quarter 1999
Lowest: (24.59)% in 3rd quarter 2001

Quarterly returns:
Small/MidCap Growth Fund
Highest: 56.41% in 4th quarter 1999
Lowest: (24.69)% in 4th quarter 2000

*The funds' performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

Small Cap Growth Fund

--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1998              14.30%
      1999             127.67%*
      2000             (20.66)%
      2001             (17.76)%
      2002             (25.29)%
      2003              45.24%
      2004              15.47%
      2005               8.35%
      2006              15.68%
      2007               8.91%

Small/Mid Cap Growth Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1998              1.72%
      1999             79.11%*
      2000            (19.28)%
      2001            (15.49)%
      2002            (23.27)%
      2003             46.17%
      2004             18.00%
      2005              8.64%
      2006             14.21%
      2007             21.08%

Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                             Inception
                                                   1 Year        5 Years         10 Years      Date
Small Cap Growth Fund                                                                       12/23/96
Return Before Taxes                                 8.91%         18.02%          11.25%
Return After Taxes on Distributions*                8.91%         18.02%          10.65%
Return After Taxes on Distributions and
Sale of Fund Shares*                                5.79%         15.95%           9.73%
Russell 2000 Growth Index (reflects no
deductions for fees, expenses or taxes)**           7.05%         16.50%           4.32%
Small/Mid Cap Growth Fund                                                                     9/1/90
Return Before Taxes                                21.08%         20.98%           9.47%
Return After Taxes on Distributions*               14.28%         19.36%           2.37%
Return After Taxes on Distributions and
Sale of Fund Shares*                               15.68%         17.96%           4.07%
Russell 2500 Growth Index (reflects no
deductions for fees, expenses or taxes)***          9.69%         17.43%           6.62%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.
***The Russell 2500 Growth Index is an unmanaged index representing the small to mid cap segment of the U.S. equity universe, commonly referred to as "smid" cap.

Expense example
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                After      After       After       After
                               1 Year     3 Years     5 Years     10 Years
Small Cap Growth Fund           $111        $347        $601      $1,329
Small/Mid Cap Growth Fund       $125        $390        $676      $1,489

Fees and expenses of the funds
This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                              Small/Mid
                                                 Small Cap    Cap Growth
Based on fiscal year ended 9/30/07              Growth Fund      Fund
Shareholder fees                                   None          None
(fees paid directly from your investment)
Redemption fee(1)                                  2.00%        2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                               0.80%        0.60%
     Distribution (12b-1) fees                      None         None
     Other expenses                                0.29%        0.63%
     Total annual fund operating expenses          1.09%        1.23%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because TBCAM has agreed to cap each fund's operating expenses, the Small/Mid Cap Growth Fund actual expenses (after taking into account the current expense limitations) were:

  Management fees                            0.37%
  Other expenses                             0.63%
  Total annual fund operating expenses       1.00%

These caps may be changed or eliminated at any time.

Risk/Return Summary
--------------------------------------------------------------------------------

                          -----------------------------------------------------
                                 Small Cap Tax-Sensitive Equity Fund
                          -----------------------------------------------------

   Investment objective   Maximize after-tax total return, consisting of
                          long-term growth of capital.
                          -----------------------------------------------------
    Key investments and   The fund invests, under normal circumstances, at
             strategies   least 80% of net assets (including for this
                          purpose, borrowings for investment purposes) in
                          equity securities of small capitalization U.S.
                          companies. The fund considers small cap companies
                          to have total market capitalizations equal to or
                          less than the total market capitalization of the
                          largest company included in the Russell 2000
                          Growth Index. This would correspond to companies
                          with total market capitalization equal to or less
                          than $5.8 billion as of December 31, 2007. The
                          fund may also invest in equity index futures
                          contracts based primarily upon the Russell 2000
                          Index.

                          -----------------------------------------------------

         How stocks are   The adviser employs a growth oriented investment
               selected   style in managing the fund's portfolio which means
                          the adviser seeks to identify those small cap
                          companies which are experiencing or will
                          experience rapid growth. The adviser focuses on
                          companies with products or services that are
                          leaders in their market niches.

                          The adviser focuses on individual stock selection
                          instead of trying to predict which industries or
                          sectors will perform best. While focusing on
                          individual stock selection, the adviser selects
                          particular investments for the fund by:

                          o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                          o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

                          -----------------------------------------------------

         Tax management   The fund uses the following strategies, to the
             strategies   extent consistent with its investment goals, to
                          reduce the impact of federal and state income
                          taxes on the fund's after-tax returns:

                          o Minimizing sales of securities that result in capital gains.

                          o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain; also, preferring the sale of securities producing long-term gains to those producing short-term gains.

                          o Selling underperforming securities to realize capital losses that can be offset against realized capital gains.

                          ----------------------------------------------------

     Principal risks of   Investors could lose money on their investments in
 investing in the funds   the fund or the fund could perform less well than
                          other possible investments if any of the following
                          occurs:

                          o    The stock market goes down.

                          o The markets favor value stocks over stocks that have growth characteristics.

                          o    In a declining market, the value of the
                               fund's investments in stocks with low
                               dividend yields goes down more than the value of high yield stocks.

                          o    The adviser's judgment about the
                               attractiveness, value or potential
                               appreciation of a particular company's stocks prove to be incorrect.

                          o    During periods of extreme stock market
                               volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

  Risks of investing in   There is a higher risk that the fund will lose
    small cap companies   money because it invests primarily in small
                          capitalization stocks. Smaller companies may have
                          limited product lines, markets and financial
                          resources. They may have shorter operating
                          histories and more volatile businesses. The prices
                          of small capitalization stocks, and in particular
                          aggressive growth stocks, tend to be more volatile
                          than those of other stocks. In addition, it may be
                          harder to sell these stocks, which can reduce
                          their selling prices.

                          The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.
                          Negative market sentiment towards, or events affecting issuers in, these sectors may disproportionately hurt the fund's performance.

--------------------------------------------------------------------------------

           Total return   The bar chart and total return table indicate the
            performance   risks of investing in the fund. The bar chart
                          shows changes in the performance of the fund from
                          year to year for the full calendar periods
                          indicated. The total return table shows how the
                          fund's average annual returns for different
                          calendar periods compare to those of a widely
                          recognized, unmanaged index of common stock
                          prices. The fund's past performance does not
                          necessarily indicate how the fund will perform in
                          the future.

                          Small Cap Tax-Sensitive Equity Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1998             10.65%
      1999            100.68%*
      2000            (13.78)%
      2001            (21.69)%
      2002            (24.00)%
      2003             45.34%
      2004             15.61%
      2005              8.32%
      2006             15.87%
      2007             10.01%


Quarterly returns:
Small Cap Tax-Sensitive Equity Fund
Highest: 62.49% in 4th quarter 1999
Lowest: (24.76)% in 4th quarter 2000

*Small Cap Tax-Sensitive Equity Fund's performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                           Inception
                                                 1 Year        5 Years         10 Years      Date
Small Cap Tax-Sensitive Equity Fund                                                        1/2/96
Return Before Taxes                              10.01%         18.33%          10.21%
Return After Taxes on Distributions*              8.16%         16.90%           8.45%
Return After Taxes on Distributions and
Sale of Fund Shares*                              7.44%         15.76%           8.27%
Russell 2000 Growth Index** (reflects no
deduction for fees, expenses, or taxes)           7.05%         16.50%           4.32%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                             After      After       After       After
                            1 Year     3 Years     5 Years     10 Years
Small Cap Tax-Sensitive
Equity Fund                   $98        $306        $531      $1,178

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                     Small Cap
                                                   Tax-Sensitive
Based on fiscal year ended 9/30/07                  Equity Fund
Shareholder fees                                         None
(fees paid directly from your investment)
Redemption fee(1)                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                                    0.80%
     Distribution (12b-1) fees                           None
     Other expenses                                     0.16%
     Total annual fund operating expenses               0.96%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

Risk/Return Summary
--------------------------------------------------------------------------------

                          -----------------------------------------------------
                                  Emerging Markets Core Equity Fund
                          -----------------------------------------------------

   Investment Objective   Long-term growth of capital.
                          ------------------------------------------------------
    Key investments and   The fund invests, under normal circumstances, at least
             strategies   80% of its net assets (including for this purpose,
                          borrowings for investment purposes) in equity
                          securities of companies that are located in foreign
                          countries represented in the Morgan Stanley Capital
                          International Emerging Market (MSCI EM) Index. The
                          fund may also enter into equity index futures
                          contracts based primarily on the indices of the
                          countries included in the MSCI EM Index and Canada.
                          ------------------------------------------------------
        How investments   The fund employs a
           are selected   bottom-up investment approach which emphasizes
                          individual stock selection for the fund.

                          o Stock selection. The adviser uses proprietary quantitative models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The adviser's quantitative models combine relative value characteristics
                               (such as price/earnings ratios, price/book ratios and earnings value) and relative growth characteristics (estimated trends and revision ratios) to create a relative attractiveness score for each stock within a sector. The adviser's fundamental analysis includes reviewing the more attractively ranked stocks to verify the accuracy of the quantitative ranking and to judge the sustainability of a company's business momentum by analyzing the company's financial statements and meeting with management, suppliers, customers and competitors.

                          o Country allocations. The adviser generally seeks to allocate country weights in accordance with the index. Deviations from the index weightings may occur.

                          o Sector and industry allocation. The adviser uses the sector and industry allocation of the index as a guide, but allocations may differ from those of the index.

                          The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM index, frequently has a below-average price/earning ratios and above-average earnings growth trend.

                          -------------------------------------------------------
     Principal risks of   Investors could lose money on their investments in the
  investing in the fund   fund or the fund could perform less well than other
                          possible investments if any of the following occurs:

                          o    Foreign stock markets fall in value.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.

                          o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the adviser believes reflects the value of the securities which make up the underlying index.

                          -------------------------------------------------------
Foreign investment risks  Prices of foreign securities may go down because of unfavorable foreign government actions, political,
                          economic or market instability or the absence of
                          accurate information about foreign companies. Also, a
                          decline in the value of foreign currencies relative to
                          the U.S. dollar will reduce the value of securities
                          denominated in those currencies. Foreign securities are
                          sometimes less liquid and harder to value than
                          securities of U.S. issuers. These risks are more severe
                          for securities of issuers in emerging market countries.

                          -------------------------------------------------------
  Emerging market risks   The risks associated with foreign investments are
                          increased for investments in emerging market issuers.
                          An emerging market is any country not represented in
                          the MSCI International World Index, which is an index
                          of stocks of companies in developed countries. Emerging
                          markets include issuers in Asia (including Russia),
                          Eastern Europe, Latin and South America, the
                          Mediterranean and Africa. The securities of emerging
                          market issuers may experience rapid and significant
                          price changes, including price drops.

                          --------------------------------------------------------
  Risks of investing in   Smaller companies may have limited product lines,
    small cap companies   markets and financial resources. They may have shorter
                          operating histories and more volatile businesses. The
                          prices of small cap foreign stocks, and particularly
                          small cap emerging market stocks, tend to be more
                          volatile than prices of other foreign stocks. In
                          addition, it may be harder to sell these stocks, which
                          can reduce their selling prices.


--------------------------------------------------------------------------------

           Total return   The bar chart and total return table indicate the risks
            performance   of investing in the fund. The bar chart is intended to
                          show changes in the performance of the fund from year
                          to year over the life of the fund. Currently, only one
                          complete calendar year of performance data is
                          available. The total return table shows how the fund's
                          average annual returns for different calendar periods
                          compare to those of a widely recognized, unmanaged
                          index of common stock prices. The fund's past
                          performance does not necessarily indicate how the fund
                          will perform in the future.


                          Emerging Markets Core Equity Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      2007              40.45%


Quarterly returns:
Emerging Markets Core Equity Fund
Highest: 16.76% in 2nd quarter 2007
Lowest: (2.16)% in 4th quarter 2007

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                      Life of   Inception
                                                     1 Year            Fund        Date
 Emerging Markets Core Equity Fund                                               7/10/06
 Return Before Taxes                                  40.45%           43.93%
 Return After Taxes on Distributions*                 36.52%           41.09%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                 27.31%           36.43%
 MSCI Emerging Markets Index** (reflects no
 deduction for fees, expenses, or taxes)              39.78%           43.67%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**MSCI Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.


Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           After      After       After       After
                          1 Year     3 Years     5 Years     10 Years
Emerging Markets Core
Equity Fund                $323        $986      $1,674      $3,503

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                      Emerging
                                                    Markets Core
Based on fiscal period ended 9/30/07                Equity Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                   1.10%
     Distribution (12b-1) fees                          None
     Other expenses                                    2.18%
     Acquired fund fees and expenses                   0.02%
     Total annual fund operating expenses              3.20%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses and to rebate 25% of the fund's management fee for the period September 1, 2007 through August 31, 2008, the fund's actual expenses (after taking into account the current expense limitations and rebate) were:

    Management fees                              0.00%
    Other Expenses                               1.45%
    Acquired fund fees and expenses              0.02%
    Total annual fund operating expenses         1.47%

This cap may be changed at any time. The rebate arrangement will end on September 1, 2008, and on such date the fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as the adviser will continue its commitment to maintain such total expense limitations during this rebate period.

Risk/Return Summary
--------------------------------------------------------------------------------

                ---------------------------------------------------------------
                International Core Equity Fund     International Small Cap Fund
                ---------------------------------------------------------------


   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------

    Key investments and   The fund invests, under normal circumstances, at
             strategies   least 80% of net assets (including for this purpose,
                          borrowings for investment purposes) in equity
                          securities of companies represented in the MSCI
                          Europe, Australia, Far East (EAFE) Index and Canada.
                          The fund may invest up to 25% of assets in emerging
                          market countries. The fund may also invest in equity
                          index futures contracts based primarily on the
                          indices of countries included in the EAFE Index and
                          Canada.

                          Long-term growth of capital.
                          ------------------------------------------------------

                          The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose, borrowings for investment purposes) in equity securities of companies that are located in foreign countries represented in the Citigroup World
                          Extended Market Ex. U.S. (EMI Ex-U.S.) Index. The fund invests at least 80% of net assets in those small cap companies which have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the EMI Ex-U.S. Index. The EMI Ex-U.S. Index is made up of those companies representing the lowest 20% of each country's total available market capitalization. The fund may invest up to 25% of assets in emerging market countries.

                          ------------------------------------------------------

         How stocks are   Both funds employ a bottom-up investment approach
              selected    which emphasizes individual stock selection for each
                          fund.

                          o Stock selection - The adviser uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

                          o    Country allocations - The adviser seeks
                               generally to allocate country weights in accordance with the appropriate product index.
                               Deviations from the index weights may occur.

                          o Sector and industry allocations - The adviser uses the sector and industry allocations of the index as a guide, but allocations may differ from those of the index. Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index shown on the opposite page, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

                          ------------------------------------------------------

     Principal risks of   Investors could lose money on their investments in a
 investing in the funds   fund, or a fund could perform less well than other
                          possible investments, if any of the following
                          occurs:

                          o    Foreign stock markets fall in value.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o    The adviser's judgment about the
                               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                          o    In the case of the International Small Cap
                               Fund, small cap stocks are out of favor with the market.

                          o    During periods of extreme stock market
                               volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

     Foreign investment   Prices of foreign securities may go down because of
                  risks   unfavorable foreign government actions, political,
                          economic or market instability or the absence of
                          accurate information about foreign companies. Also,
                          a decline in the value of foreign currencies
                          relative to the U.S. dollar will reduce the value of
                          securities denominated in those currencies. Foreign
                          securities are sometimes less liquid and harder to
                          value than securities of U.S. issuers. These risks
                          are more severe for securities of issuers in
                          emerging market countries.

        Emerging market   The risks associated with foreign investments are
                  risks   increased for investments in emerging market
                          issuers. Emerging markets tend to be more volatile
                          than the markets of more developed foreign
                          countries, have less mature and diverse economies
                          and have less stable political systems than those of
                          developed foreign countries. The securities of
                          emerging market issuers may experience rapid and
                          significant price changes, including price drops.

  Risks of investing in   The risks of foreign investing are more significant
    small cap companies   for the International Small Cap Fund because of its
                          focus on small cap foreign stocks. Smaller companies
                          may have limited product lines, markets and
                          financial resources. They may have shorter operating
                          histories and more volatile businesses. The prices
                          of small cap foreign stocks tend to be more volatile
                          than the prices of other foreign stocks. In
                          addition, it may be harder to sell these stocks,
                          which can reduce their selling prices.

--------------------------------------------------------------------------------

           Total return   The bar charts and total return table indicate the
            performance   risks of investing in the funds. The bar charts show
                          changes in the performance of each fund from year to
                          year for the full calendar periods indicated. The
                          total return table shows how each fund's average
                          annual returns for different calendar periods
                          compare to those of a widely recognized, unmanaged
                          index of common stock prices. The information
                          included in the bar chart and total return table for
                          the International Small Cap Fund includes the
                          performance of its predecessor, SIMCO International
                          Small Cap Fund, L.P., which began operations on
                          January 2, 1996, for periods prior to the fund's
                          inception on January 31, 2000. The predecessor fund
                          was not registered as a mutual fund and therefore
                          was not subject to certain investment restrictions
                          that are imposed upon mutual funds. If the
                          predecessor fund had been registered as a mutual
                          fund, the predecessor fund's performance may have
                          been adversely affected. The performance of the
                          predecessor fund was calculated according to the
                          standardized Securities and Exchange Commission
                          methods except that monthly rather than daily fund
                          values were used. The past performance of a fund
                          (including the performance of the predecessor fund
                          of the International Small Cap Fund) does not
                          necessarily indicate how the fund will perform in
                          the future.

International Core Equity Fund

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1998              24.53%
      1999              17.85%
      2000              (4.77)%
      2001             (12.07)%
      2002              (6.48)%
      2003              42.73%
      2004              25.09%
      2005              17.50%
      2006              29.57%
     "2007"              4.37%

Quarterly returns:
International Core Equity Fund
Highest: 21.51% in 1st quarter 1998
Lowest: (16.50)% in 3rd quarter 2002

Quarterly returns:
International Small Cap Fund*
Highest: 21.69% in 1st quarter 1998
Lowest: (20.87)% in 3rd quarter 1998

*Includes performance of predecessor fund for periods prior to January 31, 2000.

International Small Cap Fund*

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]
 Calender Year
Ended December 31      Percent
      1997             1.46%
      1998            10.08%
      1999            41.14%
      2000             4.07%
      2001            (9.68)%
      2002             1.26%
      2003            53.57%
      2004            33.21%
      2005            30.30%
      2006            30.60%
      2007             0.12%

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2007
--------------------------------------------------------------------------------

                                                                                                          Inception
                                                          1 Year           5 Years         10 Years         Date
 International Core Equity Fund                                                                            12/8/88
 Return Before Taxes                                        4.37%           23.19%          12.55%
 Return After Taxes on Distributions*                      (1.29)%          21.43%          10.43%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                      12.62%           20.88%          10.74%
 EAFE Index (reflects no deductions for fees,
 expenses or taxes)**                                      11.17%           21.59%           8.66%
 International Small Cap Fund                                                                               1/2/96***
 Return Before Taxes                                        0.12%           28.37%          17.82%
 Return After Taxes on Distributions*                     (13.30)%          23.84%          15.53%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                      19.88%           25.57%          16.18%
 S&P Citigroup World EMI ex. U.S. Index (reflects
 no deductions for fees, expenses or taxes)**               7.32%           27.38%          12.54%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The EAFE Index is an unmanaged index of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The S&P Citigroup World EMI Ex. U.S. Index represents the small capitalization component of the Citigroup Broad Market Index which is a comprehensive index of companies in over 20 countries excluding the U.S.
***Reflects the inception date of SIMCO International Small Cap Fund, L.P., the predecessor fund. International Small Cap Fund's inception date is January 31, 2000.

Expense example
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     After      After       After       After
                                    1 Year     3 Years     5 Years     10 Years
International Core Equity Fund       $ 80        $249        $433      $  966
International Small Cap Fund         $114        $356        $617      $1,368

Fees and expenses of the funds
This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                 International   International
                                                  Core Equity      Small Cap
Based on fiscal year ended 9/30/07                    Fund           Fund
Shareholder fees                                       None          None
(fees paid directly from your investment)
Redemption fee(1)                                     2.00%         2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                  0.65%         1.00%
     Distribution (12b-1) fees                         None          None
     Other expenses                                   0.13%         0.12%
     Total annual fund operating expenses             0.78%         1.12%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because TBCAM has agreed to rebate 25% of each fund's management fee for the period September 1, 2007 through August 31, 2008, the funds' actual expenses (after taking into account the rebate) would have been:

  Management fees                            0.59%        0.75%
  Other expenses                             0.13%        0.12%
  Total annual fund operating expenses       0.72%        0.87%

This arrangement will end on September 1, 2008, and on such date each fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period.

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

                                                                   The funds can
                                                         invest in various types
                                                        of equity securities, as
                                                           well as securities of
                                                                foreign issuers.
                                                                Emerging Markets
                                                               Core Equity Fund,
                                                              International Core
                                                                Equity Fund, and
                                                                   International
                                                                  Small Cap Fund
                                                           emphasize investments
                                                              in foreign stocks.

Additional Information About the Funds' Principal Investments

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities (which may include preferred securities), depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund may each invest up to 20% of net assets in equity securities of companies with total market capitalizations greater than that described on pages 6, 8, 10, 12 and 16.

Tax management strategies The Small Cap Tax-Sensitive Equity Fund uses the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the Small Cap Tax-Sensitive Equity Fund does not attempt to address the tax laws of any particular state. The fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, the fund may sell and realize short-term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolios will regularly generate taxable income.

Foreign securities Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund invest primarily in securities of companies located in foreign countries. Each fund intends to invest in a broad range of countries and will invest generally in a minimum of five different countries. However, each fund is not required to invest in every country represented in, or to match the country weightings of, its index.

International Core Equity Fund and International Small Cap Fund may each invest up to 25% of assets in securities of issuers located in emerging market countries but not more than 5% of assets in companies located in any one emerging market country. An emerging market is any country not represented in the Morgan Stanley Capital International World Index, which is an index of stocks of companies in developed countries.

Large Cap Core Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

The risks of investing in foreign securities are described under the "Principal risks of investing in the funds" on pages 14 and 16.

Market sector risks At times, more than 25% of the Emerging Markets Core Equity Fund's assets may be invested in a particular market sector, such as the technology, health care or financial services sectors. To the extent the fund invests a greater portion of its assets in a particular market sector, the fund will be subject to a greater degree of risk of the industries that comprise such market sector and may be subject to greater market fluctuations.

Information About the Funds' Other Investment Strategies

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates, stock market prices or currency exchange rates.

o    As a substitute for purchasing or selling securities.

o    To enhance a fund's potential gain in non-hedging situations.

--------------------------------------------------------------------------------

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities Large Cap Core Fund may invest up to 20% of net assets in high grade fixed income securities. Emerging Markets Core Equity Fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. International Core Equity Fund and International Small Cap Fund may each invest up to 20% of net assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. These funds' fixed income securities may be of any maturity or duration. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 20% of net assets in high grade fixed income securities with remaining maturities of three years or less. Each fund (other than Emerging Markets Core Equity Fund which is not subject to the limitation), may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category. Although Emerging Markets Core Equity Fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o    They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, each fund will treat the security as being rated in the higher rating category. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Securities lending Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 331/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective Small Cap Value Fund's, Small Cap Value Fund II's, Small Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's, Small/Mid Cap Growth Fund's, Emerging Markets Core Equity Fund's and International Small Cap Fund's investment objectives may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets (including for this purpose, borrowings for investment purposes) in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.

The Investment Adviser
--------------------------------------------------------------------------------

                                                                    TBCAM offers
                                                                a broad array of
                                                             investment services
                                                                   that includes
                                                                   management of
                                                                    domestic and
                                                            international equity
                                                                      portfolio.

About The Boston Company Asset Management LLC ("TBCAM")

TBCAM was founded in 1970 and manages more than $53.3 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2007. TBCAM is the adviser to each fund.

TBCAM is an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

TBCAM believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, TBCAM has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at TBCAM.

TBCAM relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity markets. In each market, TBCAM seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. TBCAM uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by TBCAM's portfolio managers.

TBCAM strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, TBCAM has built a powerful internal network of overlapping resources.

--------------------------------------------------------------------------------
                              Investment Adviser


                   The Boston Company Asset Management, LLC
                         One Boston Place, 14th Floor
                               Boston, MA 02108

The Investment Adviser
--------------------------------------------------------------------------------

Fund managers

------------------------------------------------------------------------------------------------------------------------------------
 Fund                                   Fund managers
------------------------------------------------------------------------------------------------------------------------------------
 Large Cap Core Fund                   Sean P. Fitzgibbon, CFA         Senior Vice President, Sean is a portfolio manager for our
                                                                       US Large Cap Core Equity and Long/Short strategies. He is
                                                                       also a member of our Global Equity Investment Team. In
                                                                       addition, Sean is responsible for conducting research
                                                                       covering the health care and consumer discretionary sectors.
                                       Jeffrey D. McGrew, CFA          Vice President, Jeff is a portfolio manager and equity
                                                                       research analyst for our US Large Cap Core Equity and Market
                                                                       Neutral strategies. Prior to 2002, Jeff was an equity
                                                                       analyst at Fidelity Investments where he conducted research on the technology, financial, and telecommunications
                                                                       sectors.
------------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                  Joseph M. Corrado, CFA          Senior Vice President, Joe is a portfolio manager for our US
                                                                       Small Cap Growth and US Small Cap Value Equity strategies.
                                                                       He is also responsible for conducting research covering the consumer services and financial sectors. In addition, Joe is a member of our Global Equity Investment Team.

                                       Stephanie K. Brandaleone, CFA   Vice President, Stephanie is a portfolio manager for our US
                                                                       Small Cap Growth and US Small Cap Value Equity strategies.
                                                                       She also conducts research covering the consumer services
                                                                       sector.
------------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund II               Joseph M. Corrado, CFA          Senior Vice President, Joe is a portfolio manager for our US
                                                                       Small Cap Growth and US Small Cap Value Equity strategies.
                                                                       He is also responsible for conducting research covering the consumer services and financial sectors. In addition, Joe is a member of our Global Equity Investment Team.
                                       Edward R. Walter, CFA           Senior Vice President, Ed is a portfolio manager and
                                                                       research analyst for The Boston Company's US Small
                                                                       Capitalization Value Team. Ed's research responsibilities
                                                                       include the health care, technology, business services and industrial sectors.
------------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                 B. Randall Watts, Jr., CFA      Senior Vice President, Randy is a portfolio manager for our
                                                                       US Small Cap Growth and US Small Cap Value Equity
                                                                       strategies. He also conducts research covering the
                                                                       technology and industrial sectors.
                                       P. Hans Von Der Luft, MBA       Vice President, Hans is a portfolio manager for our US Small
                                                                       Cap Value Equity strategies and a member of the portfolio
                                                                       management team for our US Small Cap Growth strategies. He is responsible for conducting research covering the health care and finance sectors. Prior to 2001, Hans was an equity analyst at McDonald Investments.
------------------------------------------------------------------------------------------------------------------------------------
 Small/Mid Cap Growth Fund             B. Randall Watts, Jr., CFA      Senior Vice President, Randy is a portfolio manager for our
                                                                       US Small Cap Growth and US Small Cap Value Equity
                                                                       strategies. He also conducts research covering the
                                                                       technology and industrial sectors.

 Small Cap Tax-Sensitive Equity Fund   Todd Wakefield, CFA             Vice President, Todd is a portfolio manager for our US Small
                                                                       Cap Growth and Small-to-Midcap Growth strategies. He also
                                                                       conducts research covering the consumer services and energy sectors. Prior to 1998, Todd served as portfolio
                                                                       manager/analyst at Fleet Investment Advisors.
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Core Equity Fund     William S. Patzer               Senior Vice President, William is a portfolio manager for
 International Core Equity Fund                                        our Emerging Markets Core Equity, Global Equity,
 International Small Cap Fund                                          International Core Equity and International Small Cap
                                                                       disciplines since August 6, 2007. William joined TBCAM in
                                                                       November 2005 and is also responsible for covering the
                                                                       health care sector. In that role, he is responsible for
                                                                       covering the stocks in his sector for the strategies which the team manages. Prior to joining The Boston Company,
                                                                       William served as a Senior Analyst with Goldman Sachs Asset
                                                                       Management covering the industrials, energy and materials
                                                                       sectors. Before joining Goldman Sachs, William was a
                                                                       Co-Manager for the Global Value Fund at Merrill Lynch
                                                                       Investment Managers. While at Merrill, William was also a
                                                                       Senior Fund Analyst.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

--------------------------------------------------------------------------------

Advisory services and fees

TBCAM provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2007, each fund paid an advisory fee to TBCAM for these services. TBCAM has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

Annual Advisory Fee Rates (as a percentage of the fund's average net assets)
                                             Actual advisory fee paid*
      Large Cap Core Fund                               0.50%
--------------------------------------------------------------------------------
      Small Cap Value Fund                              0.80%
--------------------------------------------------------------------------------
      Small Cap Value Fund II                           0.00%
--------------------------------------------------------------------------------
      Small Cap Growth Fund                             0.80%
--------------------------------------------------------------------------------
      Small/Mid Cap Growth Fund                         0.37%
--------------------------------------------------------------------------------
      Small Cap Tax-Sensitive Equity Fund               0.80%
--------------------------------------------------------------------------------
      Emerging Markets Core Equity Fund                 0.00%(2)
--------------------------------------------------------------------------------
      International Core Equity Fund                    0.64%(2)
--------------------------------------------------------------------------------
      International Small Cap Fund                      0.98%(2)

                                                            Contractual advisory fee   Current expense limitation**
      Large Cap Core Fund                                              0.50  %                     0.90%
--------------------------------------------------------------------------------------------------------
      Small Cap Value Fund                                             0.80  %                     1.25%
--------------------------------------------------------------------------------------------------------
      Small Cap Value Fund II                                          0.75  %                     1.00%
--------------------------------------------------------------------------------------------------------
      Small Cap Growth Fund                                            0.80  %                     1.10%
--------------------------------------------------------------------------------------------------------
      Small Cap Growth Fund                                            0.80  %                     1.10%
--------------------------------------------------------------------------------------------------------
      Small/Mid Cap Growth Fund                                        0.60  %                     1.00%
--------------------------------------------------------------------------------------------------------
      Small Cap Growth Fund                                            0.80  %                     1.10%
--------------------------------------------------------------------------------------------------------
      Small Cap Tax-Sensitive Equity Fund                              0.80  %                     1.10%
--------------------------------------------------------------------------------------------------------
      Emerging Markets Core Equity Fund                                1.10  %                     1.45%
--------------------------------------------------------------------------------------------------------
      International Core Equity Fund                      0.80%/0.75%/0.70%/0.60%/0.50%(1)         1.25%
--------------------------------------------------------------------------------------------------------
      International Small Cap Fund                                     1.00  %                     1.50%

*For fiscal year ended September 30, 2007.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by TBCAM.
(1)Under the investment advisory agreement in effect as of November 1, 2006, the adviser is paid a fee for its services based upon a percentage of the International Core Equity Fund's average daily net asset value computed as follows:
      0.80% of the first $500 million
      0.75% of the next $500 million
      0.70% of the next $500 million
      0.60% of the next $500 million
      0.50% of over $2 billion
(2)TBCAM has agreed to rebate 25% of the management fee for the Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund for the period September 1, 2007 through August 31, 2008. The "actual advisory fee paid" by these funds as reported in the table above reflects this rebate arrangement for the fiscal year ended September 30, 2007. The arrangement will end on September 1, 2008, and on such date the fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreements for each fund is available in the fund's most recent semi-annual report for the period ended March 31.

Fund Closures
--------------------------------------------------------------------------------

The Board of Trustees of Mellon Institutional Funds Investment Trust has authorized closing Small Cap Growth Fund, Small Cap Value Fund and Small Cap Tax-Sensitive Equity Fund (the "Closed Funds") for an indefinite period, subject to the conditions described below. These closures are effective as of the close of business on the following dates (each a "Closing Date"):

      Fund                                              Closing Date
      Small Cap Value Fund                           August 31, 2006
--------------------------------------------------------------------------------
      Small Cap Growth Fund                             July 6, 2007
--------------------------------------------------------------------------------
      Small Cap Tax-Sensitive Equity Fund               July 6, 2007
--------------------------------------------------------------------------------

Each Closed Fund will continue to sell shares to existing shareholders and permit exchanges from other Mellon Institutional Funds as long as the exchanging shareholder has an existing Closed Fund account (either directly or through a financial intermediary). Shareholders whose accounts had a zero balance on or after the applicable Closing Date will be prohibited from reactivating the account or opening a new account. Investors who did not own shares of a Closed Fund as of the Closing Date generally will not be allowed to buy shares of that Closed Fund, except that shares of the Closed Fund will also continue to be sold to:

o Participants in qualified retirement plans (including pension or profit sharing plans, pension funds, 401(k) plans and other benefit plans) if the plan sponsor includes the Closed Fund as an investment option on, and the plan owns shares of the Closed Fund as of, the Closing Date;

o    Certain institutional investors and financial professionals
     (including investment advisers, broker-dealers, banks and trust companies) who have expressed an interest in investing in the Closed Fund, either for themselves or on behalf of clients, by the Closing Date, if approved by an officer of the Trust; and

o Certain advisory clients of TBCAM, and of its affiliates, upon the request of TBCAM, provided that TBCAM is able to effectively manage the additional assets in accordance with the applicable Closed Fund's investment strategy.

The Board reserves the right to open a Closed Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of a Closed Fund's ability to manage effectively additional assets in accordance with its investment strategy. Management of a Closed Fund can be affected by the limited availability of attractive international stocks (especially within emerging markets), small capitalization stocks and changes in related market conditions, among other factors.

A fund may from time to time enter into capacity agreements with certain investors or financial intermediaries whereby the fund agrees to reserve a specified maximum dollar amount of its remaining investment capacity to such investor or customers of such financial intermediary.

Investment and Account Information
--------------------------------------------------------------------------------

Investment and Account Information
--------------------------------------------------------------------------------


        How to purchase   Minimum initial investment: $100,000
                 shares   Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of TBCAM, its affiliates and their immediate families.

                          All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

               By check   ------------------------------------------------------
     Opening an account   o    Send a check to the distributor payable to
   Adding to an account        Mellon Institutional Funds with the completed
                               original account application.

                          o Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                          o Payment must be made in U.S. dollars and drawn on a U.S. bank. The funds do not accept third-party checks, travelers checks, credit card checks or money orders.

                By wire   o    Send the completed original account application
     Opening an account        to the distributor.

                          o Call the distributor to obtain an account number.

                          o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

   Adding to an account   o    Call the distributor. Instruct your bank to
                               wire the amount of the additional investment to
                               Mellon Bank, N.A. (see below).

                 By fax   o    Fax the completed account application to
     Opening an account        781-796-2864.

                          o Mail the original account application to the distributor.

                          o Follow the instructions for opening an account by wire.

   Adding to an account   o    Fax a letter of instruction to 781-796-2864
                               with the account name and number and effective
                               date of the request.

                          o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.

    Through a financial   o    Contact your financial intermediary. You may
           intermediary        purchase fund shares through an intermediary,
      Opening or adding        such as a broker-dealer, bank or other
          to an account        financial institution, or an organization that
                               provides recordkeeping and consulting services
                               to 401(k) plans or other employee benefit
                               plans. These intermediaries may charge you a
                               fee for this service and may require different
                               minimum initial and subsequent investments than
                               the funds. They may also impose other charges
                               or restrictions in addition to those applicable
                               to shareholders who invest in the funds
                               directly. MBSC Securities Corporation, the
                               distributor of the funds, has contracted with
                               certain intermediaries to authorize them and
                               designated plan administrators to accept and
                               forward purchase orders to the funds on your
                               behalf. Your purchase order must be received in
                               good order by these intermediaries before the
                               close of regular trading on the New York Stock
                               Exchange ("NYSE") to receive that day's share
                               price. The funds pay administrative service
                               fees to certain financial intermediaries that
                               provide record keeping and/or other
                               administrative support services. The adviser or
                               its affiliates may pay additional compensation
                               from their own resources to certain
                               intermediaries for administrative services, as
                               well as in consideration of marketing or other
                               distribution-related services. Mellon
                               Institutional Funds is not responsible for the
                               failure of any intermediary to carry out its
                               obligations to its customers.

Investment and Account Information
--------------------------------------------------------------------------------

                          The distributor's address is:      Wire instructions:
                          MBSC Securities Corporation        Mellon Bank, N.A.
                          P.O. Box 8585                      Boston, MA
                          Boston, Massachusetts 02266-8585   ABA#: 011001234
                          Tel: 800-221-4795                  Account #: 56-5849
                          Fax: 781-796-2864                  Fund name:
                          Email: mifunds@mellon.com          Investor account #:

                          ------------------------------------------------------
        How to exchange   You may exchange shares of a fund for shares of any
                 shares   other fund in the Mellon Institutional Funds family
                          of funds, if the registration of both accounts is
                          identical. Shares exchanged within 30 calendar days
                          of purchase (7 calendar days for the Intermediate
                          Tax Exempt Bond Fund) may be subject to a redemption
                          fee. See "Investment and Account Information --
                          Redemption Fee" for more information. A fund may
                          refuse any exchange order and may modify or
                          terminate its exchange privilege affecting all
                          shareholders on 60 days' notice. Because excessive
                          account transactions can disrupt the management of a
                          fund and increase fund costs for all shareholders,
                          the fund may temporarily or permanently terminate
                          the exchange privilege of any investor who makes
                          more than four exchanges out of the same fund during
                          any consecutive 12-month period. Multiple exchanges
                          out of the same fund that occur in the same day will
                          be considered one exchange. Accounts under common
                          ownership or control will be counted together for
                          purposes of the four exchange limit.

                          Exchange requests will not be honored until the
                          distributor receives payment for the exchanged
                          shares (up to 3 business days). An exchange involves
                          a taxable redemption of shares surrendered in the
                          exchange.
                          -----------------------------------------------------

                By mail   o    Send a letter of instruction to the distributor
                               signed by each registered account owner.

                          o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o    Provide both account numbers.

                          o    Signature guarantees may be required (see
                               below).
                          -----------------------------------------------------
           By telephone   o    If the account has telephone privileges, call
                               the distributor.

                          o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o    Provide both account numbers.

                          o    The distributor may ask for identification and
                               all telephone transactions may be recorded.
                          -----------------------------------------------------

    Through a financial   o    Contact your financial intermediary. You may
           intermediary        exchange fund shares through an intermediary,
                               such as a broker- dealer, bank or other
                               financial institution, or an organization that
                               provides recordkeeping and consulting services
                               to 401(k) plans or other employee benefit
                               plans. These intermediaries may charge you a
                               fee for this service and may have different
                               requirements than the funds. They may also
                               impose other charges or restrictions in
                               addition to those applicable to shareholders
                               who invest in the funds directly. MBSC
                               Securities Corporation, the distributor of the
                               funds, has contracted with certain
                               intermediaries to authorize them and designated
                               plan administrators to accept and forward
                               exchange orders to the funds on your behalf.
                               Your exchange order must be received in good
                               order by these intermediaries before the close
                               of regular trading on the NYSE to receive that
                               day's share price. The funds pay administrative
                               service fees to certain financial
                               intermediaries that provide record keeping
                               and/or other administrative support services.
                               The adviser or its affiliates may pay
                               additional compensation from their own
                               resources to certain intermediaries for
                               administrative services, as well as in
                               consideration of marketing or other
                               distribution-related services. Mellon
                               Institutional Funds is not responsible for the
                               failure of any intermediary to carry out its
                               obligations to its customers.

          How to redeem   All orders to redeem shares received by the
                 shares   distributor or its agent before the close of regular
                          trading on the NYSE will be executed at that day's
                          share price. Orders received after that time will be
                          executed at the next business day's price. All
                          redemption orders must be in good form. Each fund
                          has the right to suspend redemptions of shares and
                          to postpone payment of proceeds for up to seven
                          days, as permitted by law. Shares redeemed within 30
                          calendar days of purchase (7 calendar days for the
                          Intermediate Tax Exempt Bond Fund) may be subject to
                          a redemption fee. See "Investment and Account
                          Information -- Redemption Fee" for more information.


--------------------------------------------------------------------------------

                By mail   o    Send a letter of instruction to the distributor
                               signed by each registered account owner.

                          o State the name of the fund and number of shares or dollar amount to be sold.

                          o    Provide the account number.

                          o Signature guarantees may be required (see below).

                          -----------------------------------------------------
           By telephone   o    If the account has telephone privileges, call the
                               distributor.

      For check or wire   o    Proceeds will be mailed by check payable to the
                               shareholder of record to the address, or wired
                               to the bank as directed, on the account
                               application. The distributor may ask for
                               identification and all telephone transactions
                               may be recorded.
                          -----------------------------------------------------

                 By fax   o    Fax the request to the distributor at
                               781-796-2864.

                          o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                          o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                          ------------------------------------------------------
    Through a financial   o    Contact your financial intermediary. You may
           intermediary        redeem fund shares through an intermediary,
                               such as a broker- dealer, bank or other
                               financial institution, or an organization that
                               provides recordkeeping and consulting services
                               to 401(k) plans or other employee benefit
                               plans. These intermediaries may charge you a
                               fee for this service. They may also impose
                               other charges or restrictions in addition to
                               those applicable to shareholders who invest in
                               the funds directly. MBSC Securities
                               Corporation, the distributor of the funds, has
                               contracted with certain intermediaries to
                               authorize them and designated plan
                               administrators to accept and forward redemption
                               orders to the funds on your behalf. Your
                               redemption request must be received in good
                               order by these intermediaries before the close
                               of regular trading on the NYSE to receive that
                               day's share price. The funds pay administrative
                               service fees to certain financial
                               intermediaries that provide record keeping
                               and/or other administrative support services.
                               The adviser or its affiliates may pay
                               additional compensation from their own
                               resources to certain intermediaries for
                               administrative services, as well as in
                               consideration of marketing or other
                               distribution-related services. Mellon
                               Institutional Funds is not responsible for the
                               failure of any intermediary to carry out its
                               obligations to its customers.

              Good form   o    Good form means that you have provided the
                               following information with your request: name
                               of fund; account number (if an existing
                               account); dollar amount or number of shares to
                               be purchased (or exchanged or redeemed); and
                               the signature of each owner exactly as the
                               account is registered in the case of a
                               redemption request. Good form also means that
                               there are no outstanding claims against your
                               account or transaction limitations on your
                               account. Also, a signature guarantee may be
                               required with certain requests.

         Redemption fee        Short-term trading and excessive exchange
                               activity in certain types of funds may
                               interfere with portfolio management and have an
                               adverse effect on the fund and its
                               shareholders. Each fund imposes a redemption
                               fee of 2.00% of the total redemption amount
                               (calculated at net asset value) if you sell or
                               exchange your shares after holding them for
                               less than 30 calendar days. The redemption fee
                               is paid directly to the fund, and is designed
                               to offset brokerage commissions, market impact,
                               and other costs associated with short-term
                               trading. For purposes of determining whether
                               the redemption fee applies, the shares that
                               were held the longest will be redeemed first.

                               The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

             Exemptions        Certain Retirement Account Activity:

                               o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                               o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                               o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic
                                    Relations Orders ("QDROs") and exchanges out from Qualified Default Investment
                                    Alternatives ("QDIAs").

Investment and Account Information
--------------------------------------------------------------------------------

                          Non-shareholder Directed Activity:

                          o    Shares redeemed through an automatic,
                               nondiscretionary rebalancing or asset
                               re-allocation program, or via a systematic withdrawal plan.

                          Other Activity:

                          o    Redemptions of $2,500 or less.

                          o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                          o    Transactions that are not motivated by
                               short-term trading considerations, which have received prior approval by the Mellon
                               Institutional Fund's Chief Compliance Officer.

                          The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                          While each fund seeks to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated ("Omnibus
                          Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The funds' ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the funds' distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon a fund's request. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the financial intermediary to enforce the funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds' policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

         Administrative   Each fund pays administrative service fees. These
                service   fees are paid to affiliated or unaffiliated
                    fee   retirement plans, service Omnibus Accounts and
                          platform administrators and other entities ("Plan
                          Administrators") that provide record fee keeping
                          and/or other administrative support services to
                          accounts, retirement plans and their participants.
                          As compensation for such services, each fund may pay
                          each Plan Administrator a service fee in an amount
                          of up to 0.15% (on an annualized basis) of a fund's
                          average daily net assets attributable to fund shares
                          that are held in accounts serviced by such Plan
                          Administrator.

             Additional   The adviser or its affiliates may pay additional
           compensation   compensation from their own resources to Plan
                          Administrators and compensation other entities for
                          administrative services, as well as in consideration
                          of marketing or other distribution-related services
                          relating to the Mellon Institutional Funds. These
                          payments may provide an incentive for these entities
                          to actively promote the funds or cooperate with the
                          distributor's promotional efforts.

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature
     Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents
With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares
Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 25. Each fund calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m., New York time) on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio primarily on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.


Dividends and distributions
Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income semiannually and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o     trade activity monitoring;
o     exchange guidelines;
o     redemption fee on certain trades in certain funds; and
o     use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 calendar days of purchase, subject to certain exceptions. See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------------------------------------------------
Transactions                                Tax Status
--------------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares               Usually capital gain or loss. Tax rate depends on how long shares are held.
Distributions of long-term capital gain    Taxable as long-term capital gain.
Distributions of short-term capital gain   Taxable as ordinary income.
Dividends from net investment income       Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% federal income tax rate if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder.


Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders generally should avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------
                         The funds' service providers

                             Principal Underwriter
                          MBSC Securities Corporation

                         Custodian and Fund Accountant
                               Mellon Bank, N.A.

                                 Transfer Agent
                            Dreyfus Transfer, Inc.


                 Independent Registered Public Accounting Firm
                          PricewaterhouseCoopers LLP

                                 Legal Counsel
                   Wilmer Cutler Pickering Hale and Dorr LLP

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2007 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Large Cap Core Fund

                                                             Year Ended September 30,
                                                           ----------------------------
                                                               2007          2006
                                                           ----------- ----------------
Net Asset Value, Beginning of Year                          $ 37.58       $   39.57
                                                            -------       ---------
From Investment Operations:
 Net investment income*(a)                                     0.43            0.36
 Net realized and unrealized gains (loss) on investments       7.01            3.22
                                                            -------       ---------
Total from operations                                          7.44            3.58
                                                            -------       ---------
Less Distributions to Shareholders:
 From net investment income                                   (0.33)          (0.39)
 From net realized gains on investments                       (1.41)          (5.18)
                                                            --------      ---------
Total distributions to shareholders                           (1.74)          (5.57)
                                                            --------      ---------
Net Asset Value, End of Year                                $ 43.28       $   37.58
                                                            ========      =========
Total Return                                                  20.27%           9.84%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                    0.80%           0.90%
 Net Investment Income (to average daily net assets)*          1.05%           0.98%
 Portfolio Turnover(e)                                           59%            103%
 Net Assets, End of Year (000's omitted)                   $122,591       $  93,745
-----

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:
  Net investment income per share (a)                           N/A        $   0.33
  Ratios (to average daily net assets):
    Expenses (d)                                                N/A            0.99%
    Net investment income                                       N/A            0.89%

                                                                        Year Ended September 30,
                                                           --------------------------------------------------
                                                                 2005             2004             2003
                                                           ---------------- ---------------- ----------------
Net Asset Value, Beginning of Year                            $   35.24        $   31.43        $   26.13
                                                              ---------        ---------        ---------
From Investment Operations:
 Net investment income*(a)                                         0.41             0.23             0.36
 Net realized and unrealized gains (loss) on investments           4.28 (b)         3.92 (b)         5.30
                                                              ---------        ---------        ---------
Total from operations                                              4.69             4.15             5.66
                                                              ---------        ---------        ---------
Less Distributions to Shareholders:
 From net investment income                                       (0.36)          (0.34)          (0.36)
 From net realized gains on investments                              --               --               --
                                                              ---------        ---------        ---------
Total distributions to shareholders                               (0.36)          (0.34)          (0.36)
                                                              ---------        ---------        ---------
Net Asset Value, End of Year                                  $   39.57        $   35.24        $   31.43
                                                              =========        =========        =========
Total Return                                                      13.34%           13.23%(c)        21.76%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                        0.85%            0.83%            0.71%
 Net Investment Income (to average daily net assets)*              1.10%            0.67%            1.23%
 Portfolio Turnover(e)                                               85%              66%             104%
 Net Assets, End of Year (000's omitted)                      $  46,036        $  56,067        $  64,150
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:
 Net investment income per share (a)                               N/A        $    0.23        $    0.29
  Ratios (to average daily net assets):
   Expenses (d)                                                    N/A             0.84%            0.93%
   Net investment income                                           N/A             0.66%            1.01%

(a) Calculated based on average shares outstanding.
(b) Amount includes proceeds received by The Boston Company Large Cap Core Portfolio (the "Portfolio") of $0.04 for the year ended September 30, 2007, $0.02 for the year ended September 30, 2005 and $0.02 for the year ended September 30, 2004 relating to securities litigation.
(c) Total return would have been lower in the absence of expense waivers.
(d) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the Portfolio's allocated expenses.
(e) On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in securities. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

--------------------------------------------------------------------------------

Small Cap Value Fund

                                                                                   Year Ended September 30,
                                                               ----------------------------------------------------------------
                                                                   2007        2006        2005        2004          2003
                                                               ----------- ----------- ----------- ----------- ----------------
Net Asset Value, Beginning of Year                              $ 23.70     $ 22.55     $ 21.91      $ 18.49      $  14.30
                                                                -------     -------     -------      -------      --------
From Investment Operations:
 Net investment income (loss)*(a)                                  0.16        0.09        0.02       ( 0.05)       ( 0.01)
 Net realized and unrealized gains (loss) on investments           2.48        2.58        4.29         5.27          4.24
                                                                -------     -------     -------      -------      --------
Total from operations                                              2.64        2.67        4.31         5.22          4.23
                                                                -------     -------     -------      -------      --------
Less Distributions to Shareholders:
 From net investment income                                        (0.09)      (0.03)         --          --         (0.02)
 From net realized gains on investments                            (0.99)      (1.49)      (3.67)      (1.80)        (0.02)
                                                                --------    --------    --------     -------      --------
Total distributions to shareholders                                (1.08)      (1.52)      (3.67)      (1.80)        (0.04)
                                                                --------    --------    --------     -------      --------
Net Asset Value, End of Year                                    $ 25.26     $ 23.70     $ 22.55      $ 21.91      $  18.49
                                                                ========    ========    ========     =======      ========
Ratios/Supplemental data:
Total Return                                                       11.18%      12.42%      21.34%      29.92%        29.64%(b)
 Expenses (to average daily net assets)*(c)                         0.90%       0.94%       1.05%       1.18%         1.15%
 Net Investment Income (Loss) (to average daily net assets)*        0.61%       0.40%       0.08%      (0.24%)       (0.05%)
 Portfolio Turnover(d)                                                67%         60%         70%        123%           51%(e)
 Net Assets, End of Year (000's omitted)                        $829,957    $539,560    $189,647     $61,182      $ 45,305
-----
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
  Net investment income per share(a)                                N/A         N/A         N/A        N/A         $  (0.03)
  Ratios (to average daily net assets):
   Expenses(c)                                                      N/A         N/A         N/A        N/A             1.28%
   Net investment income (loss)                                     N/A         N/A         N/A        N/A            (0.18%)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of The Boston Company Small Cap Value Portfolio's (the "Portfolio") allocated expenses.
(d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.
(e) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The Portfolio turnover for the period January 24, 2003 to September 30, 2003 was 51%.

Financial Highlights
--------------------------------------------------------------------------------

Small Cap Value Fund II

                                                              For the period
                                                              July 23, 2007
                                                             (commencement of
                                                              operations) to
                                                            September 30, 2007
                                                           -------------------
Net Asset Value, Beginning of Period                           $   20.00
                                                               ---------
From Operations:
 Net investment income*(a)                                          0.02
 Net realized and unrealized gains (loss) on investments           (0.90)
                                                               ---------
Total from operations                                              (0.88)
                                                               ---------
Net Asset Value, End of Period                                 $   19.12
                                                               =========
Total Return(b)                                                    (4.40)%(d)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                            1.00%(c)
 Net Investment Income (to average daily net assets)*               0.59%(c)
 Portfolio Turnover                                                   18%(d)
 Net Assets, End of Period (000's omitted)                     $   5,560
-----
* For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the
  Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:
  Net investment (loss) per share(a)                           $   (0.19)
  Ratios (to average daily net assets):
    Expenses                                                        6.85%(c)
    Net investment income loss                                     (5.27)%(c)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Computed on an annualized basis.
(d) Not annualized. Returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                Year Ended September 30,
                                                              -----------------------------
                                                                    2007           2006
                                                              ---------------- ------------
Net Asset Value, Beginning of Year                               $   49.67       $ 46.30
                                                                 ---------       -------
From Investment Operations:
 Net investment income (loss)*(b)                                    (0.11)        (0.14)
 Net realized and unrealized gains (loss) on investments              9.85 (c)      3.51
                                                                 ---------       -------
Total from operations                                                 9.74          3.37
                                                                 ---------       -------
Net Asset Value, End of Year                                     $   59.41       $ 49.67
                                                                 =========       =======
Total Return(d)                                                      19.61%         7.28%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(e)                           1.09%         1.10%
 Net Investment Income (Loss)(to average daily net assets)*          (0.20)%       (0.30)%
 Portfolio Turnover(f)                                                 175%(f)       166%
 Net Assets, End of Year (000's omitted)                         $ 186,991       $42,103
-----
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbursement, would have been:
  Net investment income (loss) per share                               N/A       $ (0.28)
  Ratios (to average daily net assets):
    Expenses(e)                                                        N/A          1.38%
    Net investment income (loss)                                       N/A         (0.58)%

                                                                         Year Ended September 30,
                                                              ----------------------------------------------
                                                                  2005          2004(a)          2003(a)
                                                              ------------ ---------------- ----------------
Net Asset Value, Beginning of Year                              $ 37.95       $   32.41        $   24.78
                                                                -------       ---------        ---------
From Investment Operations:
 Net investment income (loss)*(b)                                 (0.20)          (0.33)           (0.11)
 Net realized and unrealized gains (loss) on investments           8.55            5.87 (c)         7.74 (c)
                                                                -------       ---------        ---------
Total from operations                                              8.35            5.54             7.63
                                                                -------       ---------        ---------
Net Asset Value, End of Year                                    $ 46.30       $   37.95        $   32.41
                                                                =======       =========        =========
Total Return(d)                                                   22.00%          17.09%           30.79%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(e)                        1.17%           1.18%            1.00%
 Net Investment Income (Loss)(to average daily net assets)*       (0.48)%         (0.87)%          (0.42)%
 Portfolio Turnover(f)                                              135%            153%             261%
 Net Assets, End of Year (000's omitted)                        $36,323       $  18,274        $  21,168
-----
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbursement, would have been:
  Net investment income (loss) per share                          (0.31)      $   (0.40)       $   (0.30)
  Ratios (to average daily net assets):
    Expenses(e)                                                    1.41%           1.37%            1.66%
    Net investment income (loss)                                  (0.72)%        (1.06)%           (1.08)%

(a) Prior to August 31, 2005, the Fund offered two classes of shares:
    Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.
(b) Calculated based on average shares outstanding.
(c) Amounts include proceeds received by the Fund of $0.01 for the year ended September 30, 2007, $0.06 for the year ended September 30, 2004 and less than $0.01 for the year ended September 30, 2003 relating to securities litigation.
(d) Total return would have been lower in the absence of expense waivers.
(e) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of The Boston Company Small Cap Growth Portfolio's (the "Portfolio") allocated expenses.
(f) On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

Financial Highlights
--------------------------------------------------------------------------------

Small/Mid Cap Growth Fund

                                                               Year Ended September 30,
                                                           ---------------------------------
                                                                 2007             2006
                                                           ---------------- ----------------
Net Asset Value, Beginning of Year                            $   14.92        $   13.84
                                                              ---------        ---------
From Operations:
 Net investment income (loss)*(a)                                  0.01           ( 0.02)
 Net realized and unrealized gains (loss) on investments           3.74 (b)         1.10
 Net increase from payments by affiliates                            --             0.00 (c)
                                                              ---------        ---------
Total from operations                                              3.75             1.08
                                                              ---------        ---------
Less Distributions to Shareholders:
 From net investment income                                          --               --
 From net realized gains on investments                           (1.01)              --
                                                              ---------        ---------
Total distributions to shareholders                               (1.01)              --
                                                              ---------        ---------
Net Asset Value, End of Year                                  $   17.66        $   14.92
                                                              =========        =========
Total Return(d)                                                   26.31%            7.80%(e)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                           1.00%            1.00%
 Net Investment Income (to average daily net assets)*              0.07%           (0.16%)
 Portfolio Turnover                                                 180%             161%
 Net Assets, End of Year (000's omitted)                      $  22,432        $  20,389
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbusement, would have been:
  Net investment income per share(a)                           $  (0.03)       $   (0.07)
  Ratios (to average daily net assets):
    Expenses                                                       1.23%            1.29%
    Net investment income (loss)                                  (0.16%)         (0.45%)

                                                                     Year Ended September 30,
                                                           --------------------------------------------
                                                               2005          2004            2003
                                                           ------------ -------------- ----------------
Net Asset Value, Beginning of Year                           $ 11.26      $    9.48       $    7.10
                                                             -------      ---------       ---------
From Operations:
 Net investment income (loss)*(a)                             ( 0.04)        ( 0.08)          (0.01)
 Net realized and unrealized gains (loss) on investments        2.62           1.86 (b)        2.39 (b)
 Net increase from payments by affiliates                         --             --              --
                                                             -------      ---------       ---------
Total from operations                                           2.58           1.78            2.38
                                                             -------      ---------       ---------
Less Distributions to Shareholders:
 From net investment income                                       --             --           (0.00)(c)
 From net realized gains on investments                           --             --              --
                                                             -------      ---------       ---------
Total distributions to shareholders                               --             --           (0.00)(c)
                                                             -------      ---------       ---------
Net Asset Value, End of Year                                 $ 13.84      $   11.26       $    9.48
                                                             =======      =========       =========
Total Return(d)                                                22.91%         18.78%          33.54%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                        1.00%          0.98%           0.74%
 Net Investment Income (to average daily net assets)*          (0.32%)        (0.69%)         (0.17%)
 Portfolio Turnover                                              167%           157%            252%
 Net Assets, End of Year (000's omitted)                     $19,709       $ 19,222       $  21,852
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbusement, would have been:
  Net investment income per share(a)                          $(0.09)      $  (0.12)      $   (0.07)
  Ratios (to average daily net assets):
    Expenses                                                    1.38%          1.33%           1.40%
    Net investment income (loss)                               (0.70%)        (1.04%)         (0.83%)

(a) Calculated using the average shares outstanding.
(b) Amounts include proceeds received by the Fund of $0.19 for the year ended September 30, 2007, $0.03 for the year ended September 30, 2004 and $0.01 for the year ended September 30, 2003 relating to securities litigation.
(c) Calculates to less than $0.01 per share.
(d) Total return would have been lower in the absence of expense waivers.
(e) For the year ended September 30, 2006, 0.03% of the Fund's return consisted of a payment by the adviser to compensate the Fund for a trading error. Excluding this payment, total return was 7.77%.

--------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

                                                                  Year Ended September 30,
                                                               ------------------------------
                                                                     2007            2006
                                                               ---------------- -------------
Net Asset Value, Beginning of Year                                $   42.27        $ 42.35
                                                                  ---------        -------
From Operations:
 Net investment income (loss)*(a)                                     (0.07)         (0.08)
 Net realized and unrealized gains (loss) on investments               8.07 (b)       3.08
                                                                  ---------        -------
Total from operations                                                  8.00           3.00
                                                                  ---------        -------
Less Distributions to Shareholders:
 From net realized gains on investments                               (7.12)         (3.08)
                                                                  ---------        -------
Total distributions to shareholders                                   (7.12)         (3.08)
                                                                  ---------        -------
Net Asset Value, End of Year                                      $   43.15        $ 42.27
                                                                  =========        =======
Total Return                                                          20.79%          7.49%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                               0.96%          0.99%
 Net Investment Income (loss) (to average daily net assets)*          (0.17%)        (0.18%)
 Portfolio Turnover                                                     170%           169%
 Net Assets, End of Year (000's omitted)                          $ 316,479       $160,552
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:
  Net investment income per share(a)                                    N/A             N/A
  Ratios (to average daily net assets):
    Expenses                                                            N/A             N/A
    Net investment income                                               N/A             N/A

                                                                          Year Ended September 30,
                                                               -----------------------------------------------
                                                                    2005           2004             2003
                                                               ------------- ---------------- ----------------
Net Asset Value, Beginning of Year                                $ 34.71       $   29.58        $   22.53
                                                                  -------       ---------        ---------
From Operations:
 Net investment income (loss)*(a)                                   (0.10)          (0.24)           (0.11)
 Net realized and unrealized gains (loss) on investments             7.74            5.37 (b)         7.16 (b)
                                                                  -------       ---------        ---------
Total from operations                                                7.64            5.13             7.05
                                                                  -------       ---------        ---------
Less Distributions to Shareholders:
 From net realized gains on investments                                --              --               --
                                                                  -------       ---------        ---------
Total distributions to shareholders                                    --              --               --
                                                                  -------       ---------        ---------
Net Asset Value, End of Year                                      $ 42.35       $   34.71        $   29.58
                                                                  =======       =========        =========
Total Return                                                        22.01%          17.34%           31.29%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                             0.99%           1.03%            1.00%
 Net Investment Income (loss) (to average daily net assets)*        (0.26%)         (0.71%)          (0.43%)
 Portfolio Turnover                                                   137%            150%             252%
 Net Assets, End of Year (000's omitted)                          $160,035      $ 120,372         $106,718
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:
  Net investment income per share(a)                                  N/A             N/A          $ (0.13)
  Ratios (to average daily net assets):
    Expenses                                                          N/A             N/A             1.07%
    Net investment income                                             N/A             N/A            (0.50%)

(a) Calculated based on average shares outstanding.
(b) Amounts include proceeds received by the Fund of $0.04 for the year ended September 30, 2007, $0.03 for the year ended September 30, 2004 and $0.01 for the year ended September 30, 2003 relating to securities litigation.
(c) Total return would have been lower in the absence of expense waivers.

Financial Highlights
--------------------------------------------------------------------------------

Emerging Markets Core Equity Fund

                                                                                   For the period
                                                                                   July 10, 2006
                                                                  For the         (commencement of
                                                                Year Ended         operations) to
                                                            September 30, 2007   September 30, 2006
                                                           -------------------- -------------------
Net Asset Value, Beginning of Year                               $ 20.55            $   20.00
                                                                 -------            ---------
From Operations:
 Net investment income (loss)(a)                                   0.31                  0.06
 Net realized and unrealized gains (loss) on investments          12.62                  0.49
                                                                 -------            ---------
Total from operations                                             12.93                  0.55
                                                                 -------            ---------
Less Distributions to Shareholders:
 From net investment income                                       (0.24)                  --
                                                                 -------            ---------
Total distributions to shareholders                               (0.24)                  --
                                                                 -------            ---------
Net Asset Value, End of Year                                    $ 33.24             $   20.55
                                                                 =======            =========
Total Return(b)                                                   63.25%                 2.75%(d)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                           1.45%                 1.45%(c)
 Net Investment Income (to average daily net assets)*              1.15%                 1.31%(c)
 Portfolio Turnover                                                  76%                   31%(d)
 Net Assets, End of Year (000's omitted)                        $13,671             $   5,693
-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios, with-out waivers and reimbursement, would have been:
  Net investment income (loss) per share(a)                       $ (0.16)           $   (0.27)
  Ratios (to average daily net assets):
    Expenses                                                        3.18%                 8.64%(c)
    Net investment income (loss)                                   (0.59%)              (5.88%)(c)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Calculated on an annualized basis.
(d) Not annualized. Returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------

International Core Equity Fund

                                                              Year Ended September 30,
                                                          --------------------------------
                                                                 2007            2006
                                                          ----------------- --------------
Net Asset Value, Beginning of Year                            $  39.01        $   34.34
                                                              -----------     ---------
From Investment Operations:
 Net investment income (loss)*(a)                                 0.78             0.71
 Net realized and unrealized gain (loss) on investments           7.82             5.59
                                                              -----------     ---------
Total from operations                                             8.60             6.30
                                                              -----------     ---------
Less Distributions to Shareholders:
 From net investment income                                      (0.60)           ( 0.40)
 From net realized gains on investments                          (0.98)           ( 1.23)
                                                              -----------     ----------
Total distributions to shareholders                              (1.58)           ( 1.63)
                                                              -----------     ----------
Net Asset Value, End of Year                                  $  46.03        $   39.01
                                                              ===========     ==========
Total Return                                                     22.37%(b)         19.01%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                       0.77%             0.88%
 Net Investment Income (to average daily net assets)*             1.78%             1.91%
 Portfolio Turnover(d)                                              83%               51%
 Net Assets, End of Year (000's omitted)                    $1,257,378        $2,015,088
-----
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
  Net investment income per share(a)                           $  0.78              N/A
  Ratios (to average daily net assets):
    Expenses(c)                                                   0.78%             N/A
    Net investment income                                         1.77%             N/A

                                                                  Year Ended September 30,
                                                          -----------------------------------------
                                                              2005        2004           2003
                                                          ----------- ------------ ----------------
Net Asset Value, Beginning of Year                         $ 27.03      $ 21.62       $   17.10
                                                           -------      -------       ---------
From Investment Operations:
 Net investment income (loss)*(a)                             0.50         0.31            0.23
 Net realized and unrealized gain (loss) on investments       7.73         5.49            4.55
                                                           -------      -------       ---------
Total from operations                                         8.23         5.80            4.78
                                                           -------      -------       ---------
Less Distributions to Shareholders:
 From net investment income                                   (0.39)       (0.39)         (0.26)
 From net realized gains on investments                       (0.53)          --             --
                                                           --------     --------      ---------
Total distributions to shareholders                           (0.92)       (0.39)         (0.26)
                                                           --------     --------      ---------
Net Asset Value, End of Year                               $ 34.34      $ 27.03       $   21.62
                                                           ========     ========      =========
Total Return                                                  31.06%       27.04%         28.23%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                    1.01%        1.12%          1.16%
 Net Investment Income (to average daily net assets)*          1.59%        1.22%          1.21%
 Portfolio Turnover(d)                                           58%          80%            17%
 Net Assets, End of Year (000's omitted)                   $287,065     $124,675      $  77,727
-----
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
  Net investment income per share(a)                           N/A         N/A         $    0.19
  Ratios (to average daily net assets):
    Expenses(c)                                                N/A         N/A              1.34%
    Net investment income                                      N/A         N/A              1.03%

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of The Boston Company International Core Equity Portfolio's (the "Portfolio") allocated expenses.
(d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

Restated Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

International Small Cap Fund


The following Financial Highlights information reflects a 1:10 reverse share split effective after the close of the International Small Cap Fund's 2007 fiscal year. (See footnote (f)). The information was derived from the financial statements, before giving effect to the reverse share split, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).


International Small Cap Fund (Unaudited)

                                                                                     Year Ended September 30,
                                                                -------------------------------------------------------------------
                                                                 2007(f)      2006 (f)      2005 (f)       2004 (f)      2003 (f)
                                                                --------      --------      --------       --------      -------
Net Asset Value, Beginning of Year                               $240.30       $208.40       $159.30        $120.50       $89.10
                                                                --------      --------      --------       --------      -------
From Investment Operations:
     Net investment income* (a)                                     1.30          1.80          2.30           1.40         1.00
     Net realized and unrealized gains (loss) on investments       54.80         45.20         58.60          38.60        31.30
                                                                --------      --------      --------       --------      -------
Total from operations                                              56.10         47.00         60.90          40.00        32.30
                                                                --------      --------      --------       --------      -------
Less Distributions to Shareholders:
     From net investment income                                    (1.90)        (1.90)        (1.70)         (1.20)       (0.90)
     From net realized gains on investments                       (27.20)       (13.20)       (10.10)            --           --
                                                                --------      --------      --------       --------      -------
Total distributions to shareholders                               (29.10)       (15.10)       (11.80)         (1.20)       (0.90)
                                                                --------      --------      --------       --------      -------
Net Asset Value, End of Year                                     $267.30       $240.30       $208.40        $159.30      $120.50
                                                                ========      ========      ========       ========      =======
Total Return                                                       24.50%(b)     23.72%        40.20%         33.35%       36.47%(b)
Ratios/Supplemental data:
    Expenses (to average daily net assets)* (c)                     1.10%         1.11%         1.16%          1.27%        1.39%
     Net Investment Income (to average daily net assets)*           0.68%         0.79%         1.26%          0.99%        1.01%
     Portfolio Turnover (d)                                           88%           65%           50%            72%          15%(e)
     Net Assets, End of Year (000's omitted)                    $564,691      $758,691      $524,910       $212,032      $89,570


* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

     Net investment income per share (a)                           $1.30           N/A           N/A           N/A        $ 0.80
Ratios (to average daily net assets):
     Expenses (c)                                                   1.12%          N/A           N/A           N/A          1.65%
     Net investment income                                          0.66%          N/A           N/A           N/A          0.75%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003 2006, the ratio includes the Fund's share of the The Boston Company International Small Cap Portfolio's (the "Portfolio") allocated expenses.
(d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004 2006 are the ratios for the Portfolio.
(e) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The portfolio turnover for the period January 24, 2003 to September 30, 2003 was 46%.
(f) Amounts were adjusted to reflect a 1:10 reverse share split effective January 24, 2008.

                     THIS PAGE INTENTIONALLY LEFT BLANK

For More
Information
--------------------------------------------------------------------------------

                                  The Boston Company Asset Management, LLC is an
                                investment advisory firm that manages assets for
                             public, corporate and Taft-Hartley, defined benefit
                                plans and endowments and foundations clients, as
                             well as mutual funds. TBCAM offers a broad array of
                                 investment services that includes management of
                                   domestic and international equity portfolios.

For investors who want more information about The Boston Company equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov

                          MELLON INSTITUTIONAL FUNDS

                               ONE BOSTON PLACE
                             BOSTON, MA 02108-4408
                                 800.221.4795
                       WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         file number (811-4813)

                                  MELLON INSTITUTIONAL FUNDS

Prospectus
--------------------------------------------------------------------------------
February 1, 2008

                                  Mellon Capital Large Cap Growth Fund
                                  (formerly Mellon Equity Large Cap Growth Fund)

                                  Mellon Capital Micro Cap Fund
                                  (formerly Mellon Equity Micro Cap Fund)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary .....................................     3
    Who may want to invest ..............................     3
    Mutual fund risks ...................................     3
    Mellon Capital Large Cap Growth Fund ................     4
    Mellon Capital Micro Cap Fund .......................     6
The Funds' Investments and Related Risks ................     8
    Principal investments ...............................     8
    Additional investment policies ......................     8
The Investment Adviser ..................................    10
    About Mellon Capital Management Corporation .........    10
    Fund managers .......................................    11
    Advisory services and fees ..........................    12
Investment and Account Information ......................    13
    How to purchase shares ..............................    13
    How to exchange shares ..............................    14
    How to redeem shares ................................    14
    Redemption fee ......................................    15
    Administrative service fee ..........................    16
    Transaction and account policies ....................    17
    Household delivery of fund documents ................    17
    Valuation of shares .................................    17
    Dividends and distributions .........................    17
Fund Details ............................................    18
    Tools used to combat short-term trading and excessive
    exchange activity ...................................    18
    Taxes ...............................................    19
    The funds' service providers ........................    19
Financial Highlights ....................................    20
For More Information ....................................    22

Mellon Capital Funds                   2

Risk/Return Summary
--------------------------------------------------------------------------------

Each fund seeks long-term growth of capital.

Mellon Capital Management Corporation ("Mellon Capital") serves as each fund's investment adviser. Mellon Capital specializes in active, structured U.S. equity and balanced fund management. Mellon Capital's investment approach combines common sense with powerful analytical tools and strong systems capabilities.

Who may want to invest

Each fund may be appropriate for investors:

o    Seeking to allocate a portion of their assets to stocks.

o    Seeking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o    Comfortable with the risks of the stock market.

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mellon Capital manages more than $211.5 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2007

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors and expenses.

                                       3                    Mellon Capital Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Mellon Capital Large Cap Growth Fund
                 (formerly Mellon Equity Large Cap Growth Fund)
--------------------------------------------------------------------------------

 Investment objective   Long-term growth of capital.
---------------------------------------------------------------------------------------------------------
  Key investments and   In pursuing its objective, the fund invests, under normal circumstances, at
           strategies   least 80% of its net assets (including for this purpose, borrowings for investment purposes) in equity securities of large capitalization companies. The fund seeks to invest in stocks of U.S. companies that demonstrate what Mellon
                        Capital believes are characteristics most rewarded by the securities markets, that appear to have above average potential for capital growth and that have total market capitalizations within the range of capitalizations of the companies in the top (largest) 80% of the Russell 1000 Growth Index at the time of purchase. This would correspond to companies with total market capitalizations of $384 billion to $512 billion as of December 31, 2007.

                        Mellon Capital believes that characteristics most rewarded by the securities markets are the valuation and growth prospects of a company, which may include, but are not limited to, such things as the price-to-earnings ratio, earnings yield, corporate earnings estimates, the quality of the balance sheet, various cash flow metrics, and price-based factors.
---------------------------------------------------------------------------------------------------------
      How investments   Mellon Capital uses fundamental research through quantitative techniques and
         are selected   employs a bottom-up approach to stock selection. In other words, Mellon Capital utilizes quantitative techniques, such as multivariate regressions, to confirm certain fundamental characteristics of a company, which Mellon Capital believes will drive demand for a company's stock. The adviser seeks to identify and weight fundamental factors that drive equity returns, acknowledging that some of these characteristics or factors tend to change in relative importance in driving equity returns, and seeks continuously to improve this process by implementing new discoveries.

                        Mellon Capital's investment process focuses on stock selection and stock exposure relative to the fund's benchmark. The adviser conducts a daily analysis of approximately 5,000 stocks, using seven valuation models, and seeks to identify stocks for timely investment. Each of the five valuation models focuses on a different economic sector: energy, cyclicals, staples, technology and interest sensitive. Each stock in the universe falls into one of these economic sector models. The stock selection process seeks to produce a diversified portfolio of companies (typically 90 to 125 holdings) with valuations that the adviser believes do not fully reflect the company's potential growth in order to seek to produce consistent returns with limited incremental risk.

                        Mellon Capital employs an active sell discipline to liquidate holdings that fail to achieve their growth potential or that the firm believes have become fully valued in the market relative to their growth potential.
---------------------------------------------------------------------------------------------------------
   Principal risks of   Investors could lose money on their investments in the fund or the fund could
investing in the fund   perform less well than other possible investments if any of the following occurs:
                        o    U.S. stock markets go down.
                        o    An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                        o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.
                        o    Large cap stocks perform poorly compared to mid or small cap stocks.
                        o    The markets strongly favor stocks with value characteristics over growth stocks.

Mellon Capital Funds                   4

--------------------------------------------------------------------------------

         Total return   The bar chart and total return table indicate the risks of investing in the
          performance   fund. The bar chart shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                        Large Cap Growth Fund

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

                        2006                    9.74%
                        2007                   10.04%

                        Quarterly returns:
                        Large Cap Growth Fund
                        Highest: 6.34% in 4th quarter 2006
                        Lowest: (3.88)% in 2nd quarter 2006

--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2007

--------------------------------------------------------------------------------
                                                     Life of   Inception
                                            1 Year      Fund        Date
--------------------------------------------------------------------------------
Large Cap Growth Fund                                           12/21/05
--------------------------------------------------------------------------------
Return Before Taxes                         10.04%     9.01%
--------------------------------------------------------------------------------
Return After Taxes on Distributions*         6.80%     7.39%
--------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares*                         8.43%     7.19%
--------------------------------------------------------------------------------
Russell 1000 Growth Index** (reflects no
deduction for fees, expenses, or taxes)     11.81%    10.43%
--------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 1000 Growth Index, a subset of the Russell 3000 Index, is an unmanaged, index constructed to provide a comprehensive and unbiased barometer of the large cap growth market.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o    You invest $10,000 in the fund for the time periods indicated;
o    You redeem at the end of each period;
o    Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         After     After      After      After
                                        1 Year    3 Years    5 Years    10 Years
Large Cap Growth Fund                     $338     $1,030     $1,745      $3,640

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                                      Large Cap
Based on fiscal period ended 9/30/07                                 Growth Fund
Shareholder fees                                                        None
(fees paid directly from your investment)
Redemption fee(1)                                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                                    0.65%
     Distribution (12b-1) fees                                          None
     Other expenses                                                     2.70%
     Total annual fund operating expenses                               3.35%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

    Management fees                                                        0.00%
    Other Expenses                                                         0.95%
    Total annual fund operating expenses                                   0.95%

This cap may be changed at any time.

                                       5                    Mellon Capital Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Mellon Capital Micro Cap Fund
                     (formerly Mellon Equity Micro Cap Fund)
--------------------------------------------------------------------------------

       Investment Objective   Long-term growth of capital.
--------------------------------------------------------------------------------------------------------------
        Key investments and   Under normal circumstances, the fund invests at least 80% of its net assets
                 strategies   (including for this purpose, borrowings for investment purposes) in equity securities of micro cap U.S. companies. Micro cap companies are those companies with total market capitalizations equal to or less than $1 billion at the time of investment. The fund seeks to invest in stocks of micro cap U.S. companies that demonstrate what Mellon Capital believes are characteristics most rewarded by the securities markets and that appear to have above average potential for capital growth.

                              Mellon Capital believes that characteristics most rewarded by the securities markets are the valuation and growth prospects of a company, which may include, but are not limited to, such things as the price-to-earnings ratio, earnings yield, corporate earnings estimates, the quality of the balance sheet, various cash flow metrics, and price-based factors.
--------------------------------------------------------------------------------------------------------------
            How investments   Mellon Capital uses fundamental research through quantitative techniques and
               are selected   employs a bottom-up approach to stock selection. In other words, Mellon Capital utilizes quantitative techniques, such as multivariate regressions, to confirm certain fundamental characteristics of a company, which Mellon Capital believes will drive demand for a company's stock. Mellon Capital seeks to identify and weight fundamental factors that drive equity returns, acknowledging that some of these characteristics or factors tend to change in relative importance in driving equity returns, and seeks continuously to improve this process by implementing new discoveries.

                              Mellon Capital's investment process focuses on stock selection and stock exposure relative to the fund's benchmark. The adviser conducts a daily analysis of approximately 3,500 stocks, using seven valuation models, and seeks to identify stocks for timely investment. Each of the seven valuation models focuses on a different economic sector: consumer cyclicals, energy, financials, information and communication, producer goods, staples and technology. Each stock in the universe falls into one of these economic sector models. The stock selection process seeks to produce a diversified portfolio of companies
                              (typically 150 to 200 holdings) with valuations that the adviser believes do not fully reflect the company's potential growth in order to seek to produce consistent returns with limited incremental risk.

                              Mellon Capital employs an active sell discipline to liquidate holdings that fail to achieve their growth potential or that the firm believes have become fully valued in the market relative to their growth potential.
--------------------------------------------------------------------------------------------------------------
         Principal risks of   Investors could lose money on their investments in the fund or the fund could
      investing in the fund   perform less well than other possible investments if any of the following occurs:
                              o    U.S. stock markets go down.
                              o    An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
                              o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.
                              o    Micro cap stocks perform poorly compared to mid- or large-cap stocks.
--------------------------------------------------------------------------------------------------------------
Risks of investing in micro   Smaller companies, such as micro cap companies, may have limited product lines,
              cap companies   markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of micro cap stocks, and in particular, aggressive growth micro cap stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.
--------------------------------------------------------------------------------------------------------------

                                       6
Mellon Capital Funds

--------------------------------------------------------------------------------

               Total return   The bar chart and total return table indicate the risks of investing in the
                performance   fund. The bar chart is intended to show changes in the performance of the fund from year to year for the full calendar periods indicated. Currently, only one complete calendar year of performance is available. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                              Micro Cap Fund

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

                              2007              -8.90%

                              Quarterly returns:
                              Micro Cap Fund
                              Highest: 4.44% in 2nd quarter 2007
                              Lowest: -8.27% in 4th quarter 2007

--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2007

--------------------------------------------------------------------------------
                                                         Life of    Inception
                                              1 Year      Fund        Date
Micro Cap Fund                                                        4/28/06
Return Before Taxes                            -8.90%     -4.19%
Return After Taxes on Distributions*          -10.51%     -5.21%
Return After Taxes on Distributions and
Sale of Fund Shares*                           -5.21%     -3.98%
Dow Jones Wilshire Micro Cap Index**
(reflects no deduction for fees, expenses,
or taxes)                                      -8.52%     -4.69%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Dow Jones Wilshire Micro Cap Index is an unmanaged index that represents a float adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Dow Jones Wilshire 500 Index.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o    You invest $10,000 in the fund for the time periods indicated;
o    You redeem at the end of each period;
o    Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         After     After      After      After
                                        1 Year    3 Years    5 Years    10 Years
Micro Cap Fund                            $237       $730     $1,250      $2,676

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                                       Micro Cap
Based on fiscal period ended 9/30/07                                     Fund
Shareholder fees                                                         None
(fees paid directly from your investment)
Redemption fee(1)                                                        2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                                     1.00%
     Distribution (12b-1) fees                                           None
     Other expenses                                                      1.34%
     Total annual fund operating expenses                                2.34%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

     Management fees                                                       0.01%
     Other Expenses                                                        1.34%
     Total annual fund operating expenses                                  1.35%

This cap may be changed at any time.

                                       7                    Mellon Capital Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities (which may include preferred securities), depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Market sector risks. At times, more than 25% of Large Cap Growth Fund's and Micro Cap Fund's assets may be invested in a particular market sector, such as the technology, health care or financial services sectors. To the extent a fund invests a greater portion of its asset in a particular market sector, the fund will be subject to a greater degree of risk of the industries that comprise such market sector and may be subject to greater market fluctuations.

Additional investment policies

Defensive investing. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. Each fund, at times, may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o    As a substitute for purchasing or selling securities.

o    To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities. Each fund may invest up to 20% of its net assets in fixed income securities. A fund's fixed income securities may be of any maturity or duration. A fund's fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although a fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Mellon Capital Funds                   8

--------------------------------------------------------------------------------

Credit quality and risk. Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o    They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, each fund will treat the security as being rated in the higher rating category. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

Foreign securities. The Large Cap Growth Fund may invest without limit in U.S. dollar denominated securities of foreign issuers traded in the U.S. market. The Micro Cap Fund may invest up to 10% of its total assets in foreign securities. Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic risks, market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

Securities lending. Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' statement of additional information and on the funds' website at www.melloninstitutionalfunds.com.

Investment objective. Each fund's investment objective may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets (including for this purpose, borrowings for investment purpose) in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.

                                       9                    Mellon Capital Funds

The Investment Adviser
--------------------------------------------------------------------------------

Mellon Capital offers a broad array of investment services that include management of accounts.

About Mellon Capital Management Corporation ("Mellon Capital")

The investment adviser for the Large Cap Growth Fund and the Micro Cap Fund is Mellon Capital, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital was established in 1987 and manages more than $211.5 billion in assets for a wide range of corporate, public, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships as of December 31, 2007.

Mellon Capital an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Mellon Capital is a leading provider of structured equity and balanced products and a pioneer in using quantitative techniques to analyze companies. The central principal of the Mellon Capital investment philosophy is that investment success comes from understanding fundamental characteristics preferred by the market, evaluating a very large universe of stocks to maximize opportunity, building portfolios that capture the preferred fundamental characteristics, and controlling risks not consistently rewarded by the market. Mellon Capital's team of experienced professionals applies this philosophy utilizing a disciplined investment process across a wide range of products.

Through December 31, 2007, Mellon Equity Associates LLP ("Mellon Equity") had served as the investment adviser to the funds. Effective on that date, Mellon Equity and Mellon Capital, each a wholly-owned subsidiary of BNY Mellon, merged into one surviving investment adviser, Mellon Capital. After the merger, Mellon Capital remains an indirect wholly-owned subsidiary of BNY Mellon.

Effective January 1, 2008, Mellon Capital replaced Mellon Equity as the investment adviser to the funds. There have been no changes to the terms of the investment advisory agreement or to the portfolio manager line-up of either fund.

Mellon Capital Funds                   10

--------------------------------------------------------------------------------

Fund managers

------------------------------------------------------------------------------------------------------------------------------------
Fund                     Fund managers           Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund    Ronald P. Gala          Senior Vice President and Senior Portfolio Manager, Ron has served as the co-portfolio manager for the fund since its inception in December 2005. Ron is the team leader for the small cap, balanced and large-cap growth product teams and is also member of the investment management committee. Ron joined Mellon
                                                 Equity in 1993 and has over 20 years of investment experience.

                         Jocelin A. Reed         Senior Vice President and Portfolio Manager, Jocelin manages a variety of client portfolios, primarily in our large-cap equity products, with a focus on applying client directed, mission-based strategies to those portfolios. Jocelin also is the team leader for Mellon Equity's market neutral product. Jocelin joined
                                                 Mellon Equity in 1996.
------------------------------------------------------------------------------------------------------------------------------------
Micro Cap Fund           John R. O'Toole, CFA    Senior Vice President and Senior Portfolio Manager, John has served as the co-portfolio manager for the fund since its inception in May 2006. John joined
                                                 Mellon Equity in 1990 and has over 25 years of investment experience managing client portfolios. He has led the small to mid-cap equity team at Mellon Equity since 1990.

                         Peter D. Goslin, CFA    Senior Vice President and Senior Portfolio Manager, Peter has served as the co-portfolio manager for the fund since its inception in May 2006. Peter joined
                                                 Mellon Equity in 1999 as an equity trader and became a member of the small-cap equity team and market neutral team in 2005.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

                                       11                   Mellon Capital Funds

The Investment Adviser
--------------------------------------------------------------------------------

Advisory services and fees

Mellon Capital provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2007, each fund paid an advisory fee to its adviser for these services. The adviser has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These arrangements are temporary and may be terminated or changed at any time.

--------------------------------------------------------------------------------------------------------------
                    Annual Advisory Fee Rates (as a percentage of the fund's average net assets)
                         Actual advisory fee paid*    Contractual advisory fee    Current expense limitation**
--------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund              0.00%                        0.65%                       0.95%
--------------------------------------------------------------------------------------------------------------
Micro Cap Fund                     0.01%                        1.00%                       1.35%
--------------------------------------------------------------------------------------------------------------

*For fiscal year ended September 30, 2007.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and a fund's advisory fees were waived by Mellon Capital.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for each fund is available in the fund's most recent semi-annual report for the period ended March 31.

Mellon Capital Funds                   12

Investment and Account Information
--------------------------------------------------------------------------------

              How to    Minimum initial investment: $100,000
     purchase shares

                        Minimum subsequent investment: $5,000

                        Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Mellon Equity, its affiliates and their immediate family members.

                        All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.
                        ----------------------------------------------------------------------------------
            By Check
  Opening an account    o    Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

Adding to an account    o    Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                        o    Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.
                        ----------------------------------------------------------------------------------
             By wire
  Opening an account    o    Send the completed original account application to the distributor.

                        o    Call the distributor to obtain an account number.

                        o    Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

Adding to an account    o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A. (see below).
                        ----------------------------------------------------------------------------------
              By fax    o    Fax the completed account application to 781-796-2864.
  Opening an account
                        o    Mail the original account application to the distributor.

                        o    Follow the instructions for opening an account by wire.

Adding to an account    o    Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                        o    Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon Bank, N.A.
                        ----------------------------------------------------------------------------------
 Through a financial    o    Contact your financial intermediary. You may purchase fund shares through
        intermediary         an intermediary, such as a broker- dealer, bank or other financial
   Opening or adding         institution, or an organization that provides recordkeeping and consulting
       to an account         services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC
                             Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the funds on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York Stock Exchange ("NYSE")
                             to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional
                             Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                        ----------------------------------------------------------------------------------

                                       13                   Mellon Capital Funds

Investment and Account Information
--------------------------------------------------------------------------------

                        The distributor's address is:                           Wire instructions:
                        MBSC Securities Corporation                             Mellon Bank, N.A.
                        P.O. Box 8585                                           Boston, MA
                        Boston, Massachusetts 02266-8585                        ABA#: 011001234
                        Tel: 800-221-4795                                       Account #: 56-5849
                        Fax: 781-796-2864                                       Fund name:
                        Email: mifunds@mellon.com                               Investor account #:
                        ----------------------------------------------------------------------------------

              How to    You may exchange shares of the fund for shares of any other fund in the Mellon
     exchange shares    Institutional Funds family of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the
                        Intermediate Tax Exempt Bond Fund) may be subject to a redemption fee. See
                        "Investment and Account Information -- Redemption Fee" for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, the fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange.
                        Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                        Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                        ----------------------------------------------------------------------------------
             By mail    o    Send a letter of instruction to the distributor signed by each registered account owner.

                        o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o    Provide both account numbers.

                        o    Signature guarantees may be required (see below).
                        ----------------------------------------------------------------------------------
        By telephone    o    If the account has telephone privileges, call the distributor.

                        o    Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o    Provide both account numbers.

                        o    The distributor may ask for identification and all telephone transactions may be recorded.
                        ----------------------------------------------------------------------------------
 Through a financial    o    Contact your financial intermediary. You may exchange fund shares through
        intermediary         an intermediary, such as a broker- dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional
                             Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                        ----------------------------------------------------------------------------------
       How to redeem    All orders to redeem shares received by the distributor or its agent before the
              shares    close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond Fund) may be subject to a redemption fee. See "Investment and Account Information -- Redemption Fee" for
                        more information.
                        ----------------------------------------------------------------------------------

Mellon Capital Funds                   14

--------------------------------------------------------------------------------

             By mail    o    Send a letter of instruction to the distributor signed by each registered account owner.

                        o    State the name of the fund and number of shares or dollar amount to be sold.

                        o    Provide the account number.

                        o    Signature guarantees may be required (see below).
                        ----------------------------------------------------------------------------------
        By telephone    o    If the account has telephone privileges, call the distributor.
   For check or wire
                        o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                        o    The distributor may ask for identification and all telephone transactions may be recorded.
                        ----------------------------------------------------------------------------------

              By fax    o    Fax the request to the distributor at 781-796-2864.

                        o    Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                        o    Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                        ----------------------------------------------------------------------------------
 Through a financial    o    Contact your financial intermediary. You may redeem fund shares through an
        intermediary         intermediary, such as a broker- dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services.
                             Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
           Good form    Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
                        ----------------------------------------------------------------------------------
      Redemption fee    Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                        The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:
                        ----------------------------------------------------------------------------------
          Exemptions    Certain Retirement Account Activity:
                        o    Shares redeemed as a result of a retirement plan sponsor decision (e.g.
                             retirement plan-wide re-allocations or termination).

                        o    Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                        o    Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders ("QDROs") and exchanges out from Qualified Default Investment Alternatives ("QDIAs").

                                       15                   Mellon Capital Funds

Investment and Account Information
--------------------------------------------------------------------------------

                        Non-shareholder Directed Activity:
                        o    Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                        Other Activity:
                        o    Redemptions of $2,500 or less.

                        o    Rollovers, transfers and changes of account registration within a fund
                             (provided the monies do not leave the fund), and redemptions in kind.

                        o    Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief
                             Compliance Officer.

                        The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                        While each fund seeks to apply its redemption fee policy to all accounts, a fund may not be able to apply the fee to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated ("Omnibus Accounts") because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The funds' ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the funds' distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon a fund's request. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the financial intermediary to enforce the funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds' policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

      Administrative    Each fund pays administrative service fees. These fees are paid to affiliated or
         service fee    unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, each fund may pay each Plan
                        Administrator a service fee in an amount of up to 0.15% (on an annualized basis)
                        of a fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

          Additional    The adviser or its affiliates may pay additional compensation from their own
        compensation    resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to the Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the funds or cooperate with the distributor's promotional efforts.

Mellon Capital Funds                   16

--------------------------------------------------------------------------------
Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page . Each fund calculates its NAV once daily as of the close of regular trading on the NYSE -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income semi-annually and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

                                       17                   Mellon Capital Funds

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the fund within 30 days of purchase, subject to certain exceptions. See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

                                       18
Mellon Capital Funds

--------------------------------------------------------------------------------
Taxes

Transactions                                     U.S. Federal Income Tax Status
Sales or exchanges of shares.                    Usually capital gain or loss. Tax rate depends on how long shares are held.
Distributions of long-term capital gain          Taxable as long-term capital gain.
Distributions of short-term capital gain         Taxable as ordinary income.
Dividends from net investment income             Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by the fund and certain other conditions are met by the fund and the shareholder, including holding period requirements.

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the share-holder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------
                  The funds' service providers

    Principal Underwriter          Independent Registered Public Accounting Firm
 MBSC Securities Corporation                PricewaterhouseCoopers LLP

Custodian and Fund Accountant                      Legal Counsel
      Mellon Bank, N.A.              Wilmer Cutler Pickering Hale and Dorr LLP

       Transfer Agent
   Dreyfus Transfer, Inc.

                                       19                   Mellon Capital Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2007 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Large Cap Growth Fund

                                                                                    For the period
                                                                                  December 21, 2005
                                                                  For the         (commencement of
                                                                Year Ended          operations) to
                                                            September 30, 2007    September 30, 2006
                                                            ------------------    ------------------
Net Asset Value, Beginning of Year                               $ 20.32               $ 20.00
                                                                 -------               -------
From Operations:
 Net investment income*(a)                                          0.11                  0.07
 Net realized and unrealized gains (loss) on investments            3.44                  0.29
                                                                 -------               -------
Total from operations                                               3.55                  0.36
                                                                 -------               -------
Less Distributions to Shareholders:
 From net investment income                                        (0.13)                (0.04)
                                                                 -------               -------
Total distributions to shareholders                                (0.13)                (0.04)
                                                                 -------               -------
Net Asset Value, End of Year                                     $ 23.74               $ 20.32
                                                                 =======               =======
Total Return(b)                                                    17.49%                 1.81%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                            0.95%                 0.95%(d)
 Net Investment Income (to average daily net assets)*               0.49%                 0.47%(d)
 Portfolio Turnover                                                  109%                   23%(c)
 Net Assets, End of Year (000's omitted)                         $ 3,113               $ 2,546
-----
*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
 Net investment income (loss) per share (a)                      $ (0.42)              $ (0.87)
 Ratios (to average daily net assets):
  Expenses                                                          3.35%                 7.06%(d)
  Net investment income (loss)                                     (1.91%)               (5.64%)(d)

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Not annualized. Returns for periods of less than one year have not been annualized.
(d)  Calculated on an annualized basis.

                                       20
Mellon Capital Funds

--------------------------------------------------------------------------------
Micro Cap Fund

                                                                                       For the period
                                                                                        May 1, 2006
                                                                     For the          (commencement of
                                                                   Year Ended          operations) to
                                                               September 30, 2007    September 30, 2006
                                                               ------------------    ------------------
Net Asset Value, Beginning of Year                                   $ 18.64              $ 20.00
                                                                     -------              -------
From Operations:
Net investment income (loss)*(a)                                        0.01                (0.01)
Net realized and unrealized gains (loss) on investments                 1.64                (1.35)
                                                                     -------              -------
Total from operations                                                   1.65                (1.36)
                                                                     -------              -------
Net Asset Value, End of Year                                         $ 20.29              $ 18.64
                                                                     =======              =======
Total Return(b)                                                         8.85%               (6.80%)(c)
Ratios/Supplemental data:
Expenses (to average daily net assets)*                                 1.35%                1.35%(d)
Net Investment Income (Loss) (to average daily net assets)*             0.07%               (0.18%)(d)
Portfolio Turnover                                                       167%                 103%(c)
Net Assets, End of Year (000's omitted)                              $ 9,683              $ 8,820
-----
*    The the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waiver and reimbursement would have been:
 Net investment income (loss) per share (a)                          $ (0.19)             $ (0.19)
 Ratios (to average daily net assets):
  Expenses                                                              2.34%                3.72%(d)
  Net investment income (loss)                                         (0.92%)              (2.55%)(d)

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) Not annualized. Returns for periods of less than one year have not been annualized.
(d)  Calculated on an annualized basis.

                                       21                   Mellon Capital Funds

For More
Information

For investors who want more information about the Mellon Institutional Funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov

                           MELLON INSTITUTIONAL FUNDS
                                ONE BOSTON PLACE
                              BOSTON, MA 02108-4408
                                  800.221.4795
                        WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         File Number (811-4813)

Mellon Capital Funds                   22

                                                      MELLON INSTITUTIONAL FUNDS





NEWTON INTERNATIONAL EQUITY FUND

  Class A shares
  Class C shares
  Class R shares

  Seeks long term growth of capital by investing in stocks of foreign companies







                       PROSPECTUS February 1, 2008





                                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


THE FUND
--------------------------------------------------------------------------------

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT
--------------------------------------------------------------------------------

Shareholder Guide

Distributions and Taxes

Services for Fund Investors

Instructions for Regular Accounts

Instructions for IRAs

FOR MORE INFORMATION
--------------------------------------------------------------------------------

See back cover.

Newton International Equity Fund                             THE FUND
--------------------------------

Ticker symbols     Class A:  ______
                   Class C:  ______
                   Class R:  ______


GOAL/APPROACH
-------------

The fund seeks long-term growth of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in (including for this purpose, borrowings for investment purposes) in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index.

Newton Capital Management, Limited (Newton) is an active investment manager that selects stocks within a global framework. The core of the firm's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region.

Idea generation

The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that Newton believes will positively affect certain sectors or industries and cause stocks within these to outperform others. Such themes may include:

o key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;
o demographic or social trends and their effects on companies, countries, markets and industries;
o investment themes, such as the expected impact of technology and globalization on industries and brands;
o    governmental policy;
o    relative valuations of equities, bonds and cash investments; and
o    long-term trends in currency movements.

Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Research-led

Newton conducts fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally. In conducting its fundamental analysis, Newton's analysts search for attractively priced companies with good products and strong management that they perceive to possess a sustainable competitive advantage. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

Newton will generally sell a company's stock when it believes the themes or strategies leading to its purchase change or have run their course or when Newton believes the company's prospects have changed adversely or the stock is fully valued by the market.

Team-based

Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets. The close interaction among Newton's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently across all clients' portfolios.

[Side Bar]

Concepts to understand
----------------------

The MSCI EAFE Index: is an unmanaged, market value weighted index of more than 1,000 securities issued by foreign countries.

Equity investments: include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities (which may include preferred securities), depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

MAIN RISKS
----------

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

o Foreign investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. To the extent the fund's investments are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

o Emerging market risk. The risks associated with foreign investments are increased for investments in emerging market issuers. The fund may invest up to 20% of its total assets in issuers located in emerging markets. Emerging markets include issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Newton considers an emerging market to be any market that is: generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging Markets Free Index. Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

o Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

o Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

o Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

o Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, unfavorable earnings reports, financial leverage and reduced demand for the issuer's products or services.

o Growth and/or value stock risk. By investing in a mix of growth and value companies, the fund assumes the risk of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

o Country, industry and market sector risk. The fund may be overweighted or underweighted, relative to its index, in companies in certain countries, industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting these countries, industries or sectors. In addition, the fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as the United Kingdom and Japan, depending on such country's representation within the fund's benchmark index.

o Initial Public Offering (IPO) risk. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

o Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.

o Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

     Additionally, some derivatives the fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

[Side Bar]

Other potential risks
---------------------

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

[Left Side Bar]

What this fund is -- and isn't
------------------------------

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                       ----------------------------------

PAST PERFORMANCE
----------------

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Class A shares from year to year. The front-end sales charge applicable to Class A shares is not reflected in the chart; if it was, the returns shown would have been lower. The table compares the average annual total returns of the fund's Class A, C and R shares to those of the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, an unmanaged market value weighted index of more than 1,000 securities issued by foreign countries. These returns for Class A and C shares reflect the applicable sales charges. The historical performance of the fund's Class I shares, which are not offered in this prospectus, is used to calculate the performance shown in the bar chart for Class A shares and table for Class A, C and R shares. All of the fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the fund's other share classes due to difference in charges and expenses. The performance figures shown have not been adjusted to reflect differences in shareholder services and distribution fees or operating expenses; if these fees and expenses had been reflected, their performance shown for Class A, C and R shares would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax performance is shown only for Class A shares, based on the performance of the fund's Class I shares, adjusted to reflect the front-end sales load applicable to Class A. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

-----------------------------

Year-by-year total returns as of 12/31 each year (%)
Class A shares*

[Insert bar chart for the fund's Class I shares performance]
           2006:  20.62%
           2007:  17.70%

Best Quarter:     Q1 '06        +11.53%
Worst Quarter:    Q2 '06        -3.62%
------------------------------

Average annual total returns as of 12/31/07*

---------------------------------------------------------------------------
                                                                  Since
                                                                inception
                                                     1 Year    (12/21/05)
---------------------------------------------------------------------------
Class A                                              10.93%      15.26%
returns before taxes
---------------------------------------------------------------------------
Class A                                               8.93%      14.01%
returns after taxes
on distributions
---------------------------------------------------------------------------
Class A                                               8.57%      12.74%
returns after taxes
on distributions and
sale of fund shares
---------------------------------------------------------------------------
Class C                                              16.70%      18.67%
returns before taxes
---------------------------------------------------------------------------
Class R                                              17.70%      18.67%
returns before taxes
---------------------------------------------------------------------------
MSCI EAFE Index                                      11.17%      18.51%**
reflects no deduction for
fees, expenses, or taxes
---------------------------------------------------------------------------

* Reflects the performance of the fund's Class I shares, which are offered in a separate prospectus, adjusted in the table for Class A and C to reflect the sales charges applicable to Class A and C.
** The returns presented for the MSCI EAFE Index are since 12/31/05.

EXPENSES
--------

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                     Class A      Class C      Class R
                                                     -------      -------      -------
Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge on                      5.75         none         none
purchases % of offering price

Maximum contingent deferred sales charge (CDSC) %      none*        1.00         none
of purchase or sale price, whichever is less

Redemption fee(1)                                      2.00         2.00         2.00
% of total redemption proceeds

Annual fund operating expenses(2)
(expenses paid from fund assets)
% of average daily net assets
Management fees                                        0.80         0.80         0.80
Rule 12b-1 fee                                         none         0.75         0.25
Shareholder services fee                               0.25         0.25         0.25
Other expenses                                         0.61         0.61         0.61
Total                                                  1.66         2.41         1.91

------------------
* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year. See "Your Investment--Shareholder Guide."
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Shareholder Guide" section of this prospectus.

Expense example

                              1 Year     3 Years     5 Years   10 Years
-----------------------------------------------------------------------
Class A                       $169        $523        $  902     $1,965

Class C
with redemption               $344        $751        $1,285     $2,746
without redemption            $244        $751        $1,285     $2,746

Class R                       $194        $600        $1,032     $2,233


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

--------------------------------------------------------------------------------

[Right Side Bar]

Concepts to understand

Management fee: the fee paid to the fund's investment adviser for managing the fund's portfolio and assisting in all aspects of the fund's operations. The fund's adviser has agreed to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15%. This arrangement is temporary and may be terminated or changed at any time.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class C and Class R shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: estimated fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

                       ----------------------------------

MANAGEMENT
----------

Investment adviser

The investment adviser for the fund is Newton Capital Management, Limited (Newton), Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. Newton was established in 1992 and manages money for a wide range of clients including small and large institutional investors as well as charities, private clients and mutual fund clients. Newton and its affiliated companies, Newton Investment Management Limited, Newton International Investment Management Limited and Newton Fund Managers (CI) Limited, (together "the Newton Group"), manage more than $77.5 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2007.

Newton is an indirect subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Through its unique asset management model, BNY Mellon gives Newton investment autonomy and enables it to focus entirely on providing investment management services to its clients.

Paul Butler and Paul Markham have been the fund's co-portfolio managers since the fund's inception. Mr. Butler is the leader for the investment management of global equities and is a member of the equity strategy group, global investment group and investment committee at Newton. He joined Newton in 1987 as an equity analyst and has been responsible for managing global equity accounts at Newton since 1993. Mr. Markham is an investment manager for global equities and is a member of the global equity model group. He joined Newton in 1998 as an International Business Development executive and moved into the global equity team in 2001.

The fund's Statement of Additional Information (SAI) provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

Advisory services and fees

Newton provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. The fund has agreed to pay an advisory fee to Newton for these services at the annual rate of 0.80%. Newton has agreed to limit the fund's total annual operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.15%, and for the past fiscal year, Newton waived receipt of its entire management fee pursuant to this undertaking. This arrangement is temporary and may be terminated or changed at any time.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for the fund is available in the fund's most recent semi-annual report for the period ended March 31.

Distributor

The fund's distributor is MBSC Securities Corporation (MBSC), a wholly-owned, direct subsidiary of The Dreyfus Corporation (Dreyfus), and a wholly-owned indirect subsidiary of BNY Mellon. Newton or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Newton's or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Newton or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to favor the fund over other funds or products. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Newton and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Newton code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Newton employees does not disadvantage any fund managed by Newton or its affiliates.

                        --------------------------------

FINANCIAL HIGHLIGHTS
--------------------

Financial highlights information for the fund's Class A, Class C and Class R shares is not available as such classes are newly created and have no operating history.

                                                                 YOUR INVESTMENT

SHAREHOLDER GUIDE
-----------------

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares of the fund than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy

This prospectus offers Class A, C and R shares of the fund. The fund also offers another class of shares in a separate prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. Third parties that purchase fund shares on behalf of their clients determine which class is suitable for their clients.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class R shares have lower ongoing Rule 12b-1 fees than Class C shares. Class A, C and R shares are subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the features and eligibility requirements of Class A, C and R shares of the fund.

A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to purchase.

-----------------------------------------------------------------------------------------
                                       Class A          Class C          Class R
-----------------------------------------------------------------------------------------
Initial sales charge                   up to 5.75%      none             none
-----------------------------------------------------------------------------------------
Ongoing distribution fee               none             0.75%            0.25%
(Rule 12b-1 fee)
-----------------------------------------------------------------------------------------
Ongoing shareholder services fee       0.25%            0.25%            0.25%
-----------------------------------------------------------------------------------------
Contingent deferred sales charge       1% on sale of    1% on sale of    none
                                       shares bought    shares held
                                       within one       for one year
                                       year without     or less
                                       an initial
                                       sales charge
                                       as part of an
                                       investment of
                                       $1 million or
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                       more
-----------------------------------------------------------------------------------------
Exchange privilege                     yes              yes              yes
-----------------------------------------------------------------------------------------
Conversion feature                     no               no               no
-----------------------------------------------------------------------------------------
Recommended purchase maximum           none             $1 million       none


Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge or

o    qualify for a reduced or waived sales charge

If you invest $1 million or more, Class A shares will always be more advantageous than Class C shares.

-------------------------------------------------------------------------------
Class A sales charges
                                       Sales charge      Sales charge
                                        as a % of          as a % of
Purchase amount                       offering price         NAV**
-------------------------------------------------------------------------------
Less than $50,000                         5.75%              6.10%
$50,000 to $99,999                        4.50%              4.70%
$100,000 to $249,999                      3.50%              3.60%
$250,000 to $499,999                      2.50%              2.50%
$500,000 to $999,999                      2.00%              2.00%
$1 million or more*                        none              none
-------------------------------------------------------------------------------

*No sales charge applies on investments in Class A shares of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.
**Due to rounding, the actual sales charge you pay may be more or less than that calculated using these percentages.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Mellon Institutional Funds, Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

     o Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Mellon Institutional Funds, Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Mellon Institutional Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o Letter of intent. You can sign a letter of intent, in which you state your intention to invest a certain amount (your goal) in the fund and certain other Mellon Institutional Funds, Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. Completing the letter of intent does not obligate you to purchase additional shares. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o Combine with family members. You can also count toward the amount of your investment all investments in certain Mellon Institutional Funds, Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their immediate family members, of Newton, Dreyfus or any of its affiliates

     o    board members of Newton and board members of the Mellon Institutional
          Funds

     o full-time employees, and their immediate family members, of financial institutions that have entered into selling agreements with the fund's distributor

     o "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

     o qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in the fund or a Dreyfus-managed fund, or a Dreyfus Founders-managed fund since on or before February 28, 2006

     o investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options

     o members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

     o employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans").

     o in connection with certain reorganizations, liquidations or acquisition transactions involving other investment companies or personal holding companies

     o participants in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Investors purchasing Class A shares by exchange of Class A shares of another Mellon Institutional Funds, Dreyfus Premier Funds or Dreyfus Founders fund may do so either without any front end sales charge (if the applicable Class A sales charge of the other fund is equal to or less than the Class A sales charge of the Fund) or a reduced sales charge (if the applicable sales charge of the other fund is lower than the Class A sales charge of the fund). See "Services for Fund Investors - Exchange Privilege."

Class C share considerations

When you invest in Class C shares, you pay the public offering price, which is the share price, or NAV. Unlike Class A shares, Class C shares are not subject to an initial sales charge. Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

CDSC: Class A and C shares

A CDSC of 1% payable to the distributor is imposed on any redemption of Class A shares made within one year of the date of purchase if such shares were purchased without a sales load as part of an investment of $1 million or more. A CDCS of 1% payable to the distributor is imposed on any redemption of Class C shares made within one year of the date of purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class A and C shares of the fund acquired pursuant to the reinvestment of fund dividends and distributions; then, of amounts representing the increase in net asset value of Class A and C shares above the total amount of payments for the purchase of Class A and C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

CDSC waivers: Class A and C shares

The CDSC on Class A and C shares may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and non-qualified employee benefit plans

Please see the fund's SAI for more information regarding reduced sales charges and breakpoints.

Class R share considerations

Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and Simplified Employee Pension Plans ("SEP-IRAs"). Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment adviser or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Buying shares

The NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAV, the fund's equity investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its
NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its net asset value committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities, small-capitalization equity securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment-- Shareholder Guide--General Policies" for further information about the fund's short-term trading and excessive exchange policies.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

                      ------------------------------------

Minimum investments
                                       Initial                    Additional
----------------------------------------------------------------------------------
Regular accounts                       $1,000                        $100
Traditional IRAs                         $750                     no minimum*
Spousal IRAs                             $750                     no minimum*
Roth IRAs                                $750                     no minimum*
Education Savings Accounts               $500                     no minimum*
                                                             after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

*Minimum Dreyfus TeleTransfer purchase is $100.

 [Side Bar]

Concepts to understand
----------------------

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Class C and Class R shares are offered at NAV, but Class C shares generally are subject to higher annual operating expenses and a CDSC.

                      ------------------------------------

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


[Side Bar]

Written sell orders
-------------------

Some circumstances require written sell orders along with signature guarantees. These include:

          o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

          o    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online

Proceeds                       Minimum                   Maximum
sent by                        phone/online              phone/online
----------------------------------------------------------------------------------------------
Check*                         no minimum                $250,000 per day

Wire                           $1,000                    $500,000 for joint accounts
                                                         every 30 days/$20,000 per day

Dreyfus TeleTransfer           $500                      $500,000 for joint accounts every 30
                                                         days/$20,000 per day

                      ------------------------------------

* Not available online on accounts whose address has been changed within the last 30 days.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. MBSC, Newton and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
     o    change its minimum or maximum investment amounts
     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
     o "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
     o refuse any purchase or exchange request, including those from any individual or group who, in the fund's view, is likely to engage in frequent trading

Redemption fee:

Short-term trading and excessive exchange activity in the fund may interfere with portfolio management and have an adverse effect on the fund and its shareholders. The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

Certain Retirement Account Activity:

     o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).
     o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.
     o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders ("QDROs") and exchanges out from Qualified Default Investment Alternatives ("QDIAs").

Non-shareholder Directed Activity:

Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

Other Activity:

     o    Redemptions of $2,500 or less.
     o Rollovers, transfers and changes of account registration within the fund (provided the monies do not leave the fund), and redemptions in kind.
     o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

The fund may, however, assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the fund may modify its redemption policies at any time without giving advance notice to shareholders.

While the fund seeks to apply its redemption fee policy to all accounts, the fund may not be able to apply the fee to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated (Omnibus Accounts) because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The fund's ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon the fund's request. To the extent the fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the fund's redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the fund's policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The fund may allow the intermediary to apply its own policy to its customer's accounts in place of fund's redemption fee policy if the fund determines the intermediary's policy is reasonably designed and sufficiently similar to the fund's policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.


[Side Bar]

Small account policies
----------------------

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Mellon Institutional Fund and Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500 as a result of redemptions (and not because of performance), the distributor may ask you to increase your balance. If it is still below $500 after 30 days, the distributor may close your account and send you the proceeds.


                      ------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the fund provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The fund discourages short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of the fund by requiring it to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The fund does not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the fund. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in certain funds; and
o    use of fair value pricing.

Each of these tools used by the fund to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring
-------------------------

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the fund. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines
-------------------

You may make up to four exchanges out of the fund in any twelve-month period. If you effect four exchanges out of the fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to the fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

Redemption fee
--------------

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the fund within 30 days of purchase, subject to certain exceptions. See "Shareholder Guide - General Policies - Redemption Fee" for more information.

Fair value pricing
------------------

The trading hours for most foreign securities end prior to the close of the NYSE, the time the fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Shareholder Guide - Buying Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools
-----------------------------------------------

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the fund will occur. For example, the ability of the fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

DISTRIBUTIONS AND TAXES
-----------------------

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes from net investment income semi-annually and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

Taxes

---------------------------------------------------------------------------------------------------------------------
Transactions                                       U.S. Federal Income Tax Status
---------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares.                      Usually capital gain or loss. Tax rate depends on how long shares are held.
---------------------------------------------------------------------------------------------------------------------
Distributions of long-term capital gain.           Taxable as long-term capital gain.
---------------------------------------------------------------------------------------------------------------------
Distributions of short-term capital gain.          Taxable as ordinary income.
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income.              Taxable as either ordinary income or qualified dividend
                                                   income taxable to individual shareholders at a maximum 15%
                                                   U.S. federal income tax rate if so designated by the fund
                                                   and certain other conditions are met by the fund and the
                                                   shareholder, including holding period requirements.
---------------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in the fund shortly before an expected dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Shareholders should consult their tax advisers about their own particular tax situations.


SERVICES FOR FUND INVESTORS
---------------------------

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
-------------

Dreyfus Automatic                                     For making automatic investments from a designated bank
Asset Builder(R)                                      account.

Dreyfus Payroll Savings Plan                          For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege           For making automatic investments from your federal employment,
                                                      Social Security or other regular federal government check.

Dreyfus Dividend Sweep                                For automatically reinvesting the dividends and
                                                      distributions from the fund into another Dreyfus fund or
                                                      certain Dreyfus Founders funds (not available for IRAs).

For exchanging shares
---------------------

Dreyfus Auto-Exchange Privilege                       For making regular exchanges from the fund into another
                                                      Dreyfus fund or certain Dreyfus Founders funds.

For selling shares
------------------

Dreyfus Automatic Withdrawal Plan                     For making regular withdrawals from most Dreyfus funds.  There will be no CDSC on Class C shares, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first
                                                      withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from Class A and C shares of the fund into the same class of another Mellon Institutional Fund, Dreyfus Premier fund or Dreyfus Founders fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, the fund may deduct a 2% redemption fee if you are selling or exchanging fund shares you have owned for less than 30 days and you also may be charged a sales load when exchanging into any fund that has a higher one. Exchanges generally are taxable transactions for shareholders that are subject to tax.

Dreyfus TeleTransfer privilege

To move money between your bank account and your fund account with a phone call, or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Reinstatement privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

When you elect reinstatement, you are subject to the provisions outlined in the fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules apply if you elect reinstatement. Consult your tax adviser for more information.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                       ----------------------------------

                                               INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT
------------------

[ICON]   In Writing

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

[ICON]   By Telephone

Wire Call to request an account application and an account number. Have your bank send your investment to Mellon Bank, N.A., with these instructions:

o    ABA# 011001234
o    DDA# _________
o    the fund name
o    the share class
o    your account number
o    name(s) of investor(s)
o    dealer number if applicable

Return your application with the account number on the application.

[ICON]   Online (www.dreyfus.com)


[ICON]   Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT
--------------------

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

Wire Have your bank send your investment to Mellon Bank, N.A., with these instructions:
o    ABA# 011001234
o    DDA# _________
o    the fund name
o    the share class
o    your account number
o    name(s) of investor(s)
o    dealer number if applicable

Electronic check Same as wire, but before your 14-digit account number insert "___" for Class A, "___" for Class C and "___" for Class R.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit www.dreyfus.com to request your transaction.

All services Call a financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES
--------------

Write a letter of instruction that includes:
o    your name(s) and signature(s)
o    your account number
o    the fund name

o    the share class
o    the dollar amount you want to sell
o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Shareholder Guide--Selling Shares").

Mail your request to:
Mellon Institutional Funds
P.O. Box 55268, Boston, MA  02205-8502
Attn:  Institutional Processing

Wire Call to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call to request your transaction. A check will be sent to the address of record.

Wire Visit www.dreyfus.com to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit www.dreyfus.com to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit www.dreyfus.com to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Left Side Bar]

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to:  Mellon Institutional Funds.

[Right Side Bar]

Concepts to understand
----------------------

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                       ----------------------------------



                                                           INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT
------------------

In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA  02205-8568
Attn: Institutional Processing

[ICON]   By Telephone

         --------------------



[ICON]   Online (www.dreyfus.com)

         --------------------



[ICON]   Automatically

         --------------------

TO ADD TO AN ACCOUNT
--------------------

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA  02205-8568
Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York, with these instructions:

o    ABA# 021000018
o    DDA# _________
o    the fund name
o    the share class
o    your account number
o    name of investor
o    the contribution year
o    dealer number if applicable

Electronic check Same as wire, but before your 14-digit account number insert "___" for Class A, "___" for Class C and "___" for Class R.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call to request your transaction.

Telephone Contribution Call to request to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name)

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit www.dreyfus.com to request your transaction.

All services Call a financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES
--------------

Write a letter of instruction that includes:

o    your name and signature
o    your account number and fund name
o    the share class
o    the dollar amount you want to sell
o    how and where to send the proceeds
o    whether the distribution is qualified or premature
o    whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Shareholder Guide--Selling Shares").

Mail your request to:

The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn:  Institutional Processing

----------------------------------

Systematic Withdrawal Plan Call to request instructions to establish the plan.

[Side Bar]

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to:  The Dreyfus Trust Company, Custodian.

                              FOR MORE INFORMATION

Newton International Equity Fund
A series of Mellon Institutional Funds Investment Trust
-------------------------------------------------------
SEC file number: 811-04813

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.melloninstitutionalfunds.com and www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.melloninstutionalfunds.com and www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.melloninstitutionalfunds.com, under Fund Holdings and www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.melloninstitutionalfunds.com and www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

[Left Side Bar]

         To obtain information:
         ----------------------

         By telephone
         Call your financial representative or 1-800-554-4611

         By mail  Write to:
         Mellon Institutional Funds
         Attn: Institutional Servicing
         144 Glenn Curtiss Boulevard

         Uniondale, NY  11556-0144

         On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

         You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(C) 2008 MBSC Securities Corporation

                             MELLON INSTITUTIONAL FUNDS

Prospectus
--------------------------------------------------------------------------------
February 1, 2008             Newton International Equity Fund -- Class I Shares




                             The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ............................................     3
    Who may want to invest .....................................     3
    Mutual fund risks ..........................................     3
    Newton International Equity Fund ...........................     4
The Fund's Investments and Related Risks .......................     7
    Principal investments ......................................     7
    Additional investment policies .............................     7
The Investment Adviser .........................................     9
    About Newton Capital Management Ltd. .......................     9
    Fund managers ..............................................    10
    Advisory services and fees .................................    10
Investment and Account Information .............................    11
    How to purchase shares .....................................    11
    How to exchange shares .....................................    12
    How to redeem shares .......................................    13
    Redemption fee .............................................    14
    Administrative service fee .................................    15
    Transaction and account policies ...........................    16
    Household delivery of fund documents .......................    16
    Valuation of shares ........................................    16
    Dividends and distributions ................................    16
Fund Details ...................................................    17
    Tools used to combat short-term trading and excessive
    exchange activity ..........................................    17
    Taxes ......................................................    18
    The fund's service providers ...............................    18
Financial Highlights ...........................................    19
For More Information ...........................................    22

Newton International Equity Fund -- Class I Shares

Risk/Return Summary
--------------------------------------------------------------------------------

Newton Capital Management Ltd. ("Newton") is the fund's investment adviser. Newton is an active investment manager known for its distinct global investment approach, which it applies across all investments.

Who may want to invest

Newton International Equity Fund may be appropriate for investors:

o Seeking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o Comfortable with the risks of the stock market and the risks of investing primarily in foreign stock and currency markets.

o Seeking to allocate a portion of their assets to foreign stocks.

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Newton and its affiliated companies, Newton Investment Management Limited, Newton International Investment Management Limited and Newton Fund Managers (CI) Limited, together "the Newton Group," manage more than $77.5 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2007.

A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors and expenses.

                              Newton International Equity Fund -- Class I Shares

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Newton International Equity Fund
--------------------------------------------------------------------------------

  Investment objective   Long-term growth of capital.
                         -----------------------------------------------------------------------------------------------------------
    Key investments and  The fund invests, under normal circumstances, at least 80% of its net assets (including for this purpose, strategies  borrowings for investment purposes) in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East
                         (MSCI EAFE) Index.
                         -----------------------------------------------------------------------------------------------------------
        How investments  Newton is an active investment manager that selects stocks within a global framework. The core of the are selected  firm's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region.

                         Idea generation

                         The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that Newton believes will positively affect certain sectors or industries and cause stocks within these to outperform others. Such themes may include:

                         o key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

                         o demographic or social trends and their effects on companies, countries, markets and industries;

                         o investment themes, such as the expected impact of technology and globalization on industries and brands;

                         o governmental policy;

                         o relative valuations of equities, bonds and cash investments; and

                         o long-term trends in currency movements.

                         Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

                         Research-led

                         Newton conducts fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally. In conducting its fundamental analysis, Newton's analysts search for attractively priced companies with good products and strong management that they perceive to possess a sustainable competitive advantage. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.
                         Newton will generally sell a company's stock when it believes the themes or strategies leading to its purchase change or have run their course or when Newton believes the company's prospects have changed adversely or the stock is fully valued by the market.

                         Team-based

                         Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets. The close interaction among Newton's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently across all clients' portfolios.
                         -----------------------------------------------------------------------------------------------------------
     Principal risks of  Investors could lose money on their investments in the fund or the fund could perform less well than other investing in the fund  possible investments if any of the following occurs:

                         o Foreign stock markets fall in value.

                         o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                         o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

Newton International Equity Fund -- Class I Shares

--------------------------------------------------------------------------------

     Foreign investment  Prices of foreign securities may go down because of unfavorable foreign government actions, political, risks  economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

  Emerging market risks  The risks associated with foreign investments are increased for investments in emerging market issuers. The fund may invest up to 20% of its total assets in issuers located in emerging markets. Emerging markets include issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and
                         Africa. Newton considers an emerging market to be any market that is: generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the
                         International Financial Corporation; or classified by the United Nations as developing; or included in the
                         International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging
                         Markets Free Index. Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

  Country, industry and  The fund may be overweighted or underweighted, relative to its index, in companies in certain countries, market sector risks  industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting these countries, industries or sectors. In addition, the fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as the United Kingdom and Japan, depending on such country's representation within the fund's benchmark index.

    Growth and/or value  The fund may invest in both growth and value stocks. The market may favor "growth" stocks at times over investing risk  "value" stocks, or the inverse, and the fund's portfolio may underperform when either style is strongly in favor in the market.

                              Newton International Equity Fund -- Class I Shares

Risk/Return Summary
--------------------------------------------------------------------------------


           Total return  The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows performance  changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                   International Equity Fund -- Class I Shares

[the following information was represented as a bar chart in the printed material.]

2006            20.62
2007            17.7

Calendar Year Ended December 31

Quarterly returns:
International Equity Fund -- Class I Shares
Highest: 11.53% in 1st quarter 2006
Lowest: (3.62)% in 2nd quarter 2006

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2007

----------------------------------------------------------------------------------------------
                                                                       Life of       Inception
                                                        1 Year           Fund          Date
----------------------------------------------------------------------------------------------
International Equity Fund -- Class I Shares                                           12/21/05
----------------------------------------------------------------------------------------------
Return Before Taxes                                     17.70%          18.67%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions*                    15.58%          17.39%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares*                                            13.06%          15.69%
----------------------------------------------------------------------------------------------
MSCI EAFE Index** (reflects no deduction for
fees, expenses, or taxes)                               11.17%          18.51%
----------------------------------------------------------------------------------------------

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index is an unmanaged, market value weighted index of more than 1,000 securities issued by foreign countries.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               After      After       After       After
                              1 Year     3 Years     5 Years     10 Years
International Equity Fund
-- Class I Shares              $138        $431        $745      $1,635

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold Class I shares of the fund.

                                                   International
Based on fiscal period ended 9/30/07                Equity Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                    0.80%
     Distribution (12b-1) fees                          None
     Other expenses                                     0.56%
     Total annual fund operating expenses               1.36%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

    Management fees                                     0.59%
    Other Expenses                                      0.56%
    Total annual fund operating expenses                1.15%

This cap may be changed at any time.

Newton International Equity Fund -- Class I Shares

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities (which may include preferred securities), depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Foreign securities. The fund invests primarily in securities of companies located in foreign countries. The fund intends to invest in a broad range of countries. However, the fund is not required to invest in every country represented in or to match the country weightings of its index. The fund may invest up to 25% of its total assets in companies located in countries (other than the United States) not represented in the MSCI EAFE Index.

The risks of investing in foreign securities, including emerging market securities, are described under "Principal risks of investing in the fund" beginning on page 4.

Additional investment policies

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. The fund, at times, may use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o As a substitute for purchasing or selling securities.

o To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities. The fund may invest up to 20% of its net assets in fixed income securities. The fund's fixed income securities may be of any maturity or duration. The fund's fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although the fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Initial public offerings. The fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities recently purchased in IPOs can be very volatile. Depending on the extent to which the fund invests in IPOs, fluctuations in the prices of such securities may negatively affect the fund's performance.

Securities lending. The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 331/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

                              Newton International Equity Fund -- Class I Shares

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Impact of high portfolio turnover. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. The fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.

Newton International Equity Fund -- Class I Shares

The Investment Adviser
--------------------------------------------------------------------------------

     The Newton Group
       offers a broad
  array of investment
services that include
 management of mutual
 funds, institutional
separate accounts and
    collective funds.

About Newton

Newton, a member of the Newton Group, was established in 1992 and serves as the fund's investment adviser. The Newton Group manages money for a wide range of clients including small and large institutional investors as well as charities, private clients and mutual fund clients. As of December 31, 2007, the Newton Group managed approximately $77.5 billion in assets.

Newton is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon").

Through its unique asset management model, BNY Mellon gives Newton investment autonomy and enables it to focus entirely on providing investment management services to its clients.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

                              Investment Adviser

                       Newton Capital Management Limited
                          The Mellon Financial Centre
                           160 Queen Victoria Street
                           London, EC4V 4LA, England



                              Newton International Equity Fund -- Class I Shares

The Investment Adviser
--------------------------------------------------------------------------------

Fund managers

------------------------------------------------------------------------------------------------------------------------------------
Fund managers            Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
Paul Butler              Mr. Butler has been the fund's lead portfolio manager since its inception in December 2005. Paul is the leader for the investment management of global equities and is a member of the equity strategy group, global investment group and investment committee at Newton. Paul joined Newton in 1987 as an equity analyst and has been responsible for managing global equity accounts at Newton since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Paul Markham             Mr. Markham has been a portfolio manager of the fund since its inception in December 2005. Paul is an investment manager for global equities and is a member of the global equity model group. Mr. Markham joined
                         Newton in 1998 as an International Business Development executive and moved into the global equity team in
                         2001.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

Advisory services and fees

Newton provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the fiscal year ended September 30, 2007, the fund paid an advisory fee to Newton for these services. Newton has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These arrangements are temporary and may be terminated or changed at any time.

------------------------------------------------------------------------------------------------------------------------------------
                                              Annual Advisory Fee Rate
                                 (as a percentage of the fund's average net assets)

              Actual advisory fee paid*                  Contractual advisory fee        Current expense limitation**
------------------------------------------------------------------------------------------------------------------------------------
  0.59%                                                           0.80%                             1.15%
------------------------------------------------------------------------------------------------------------------------------------

*For fiscal year ended September 30, 2007.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Newton.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for the fund is available in the fund's most recent semi-annual report for the period ended March 31.

Newton International Equity Fund -- Class I Shares

Investment and Account Information
--------------------------------------------------------------------------------

        How to purchase  Minimum initial investment: $100,000
         Class I shares
                         Minimum subsequent investment: $5,000

                         Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Newton, investment advisers to other Mellon Institutional Funds, their investment advisory affiliates and their immediate family members.

                         All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                         The fund's Class I shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class I shares of the fund distributed to them by virtue of such an account or relationship, or to qualified institutional investors who are advisory clients of the fund's investment adviser, or to certain funds managed by The Dreyfus Corporation, or to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The fund also offers other classes of shares in a separate prospectus.
               By Check  ----------------------------------------------------------------------------------------------------------
     Opening an account  o Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

   Adding to an account  o Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                         o Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.
                By wire  ----------------------------------------------------------------------------------------------------------
     Opening an account  o Send the completed original account application to the distributor.

                         o Call the distributor to obtain an account number.

                         o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

   Adding to an account  o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon
                           Bank, N.A. (see below).
                 By fax  ----------------------------------------------------------------------------------------------------------
     Opening an account  o Fax the completed account application to 781-796-2864.

                         o Mail the original account application to the distributor.

                         o Follow the instructions for opening an account by wire.

   Adding to an account  o Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                         o Call the distributor  Instruct your bank to wire the amount of the additional investment to Mellon
                           Bank, N.A.
                         -----------------------------------------------------------------------------------------------------------

                              Newton International Equity Fund -- Class I Shares

Investment and Account Information
--------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
    Through a financial  o Contact your financial intermediary. You may purchase fund shares through an intermediary, such as a
           intermediary    broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and
      Opening or adding    consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you
          to an account    a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the funds on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York Stock Exchange ("NYSE") to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                         -----------------------------------------------------------------------------------------------------------

                         The distributor's address is:              Wire instructions:

                         MBSC Securities Corporation                Mellon Bank, N.A.
                         P.O. Box 8585                              Boston, MA
                         Boston, Massachusetts 02266-8585           ABA#: 011001234
                         Tel: 800-221-4795                          Account #: 56-5849
                         Fax: 781-796-2864                          Fund name:
                         Email: mifunds@mellon.com                  Investor account #:

                         -----------------------------------------------------------------------------------------------------------
        How to exchange  You may exchange shares of the fund for shares of any other fund in the Mellon Institutional Funds family
         Class I shares  of funds, if the registration of both accounts is identical. Shares exchanged within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond Fund) may be subject to a redemption fee. See "Investment and
                         Account Information -- Redemption Fee" for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, the fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                         Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                         -----------------------------------------------------------------------------------------------------------
                By mail  o Send a letter of instruction to the distributor signed by each registered account owner.

                         o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o Provide both account numbers.

                         o Signature guarantees may be required (see below).
                         -----------------------------------------------------------------------------------------------------------
         By telephone    o If the account has telephone privileges, call the distributor.

                         o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o Provide both account numbers.

                         o The distributor may ask for identification and all telephone transactions may be recorded.
                         -----------------------------------------------------------------------------------------------------------

Newton International Equity Fund -- Class I Shares

--------------------------------------------------------------------------------

    Through a financial  o Contact your financial intermediary. You may exchange fund shares through an intermediary, such as a
           intermediary    broker- dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly.
                           MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                         -----------------------------------------------------------------------------------------------------------
          How to redeem  All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond
                         Fund) may be subject to a redemption fee. See "Investment and Account Information -- Redemption Fee" for
                         more information.
                         -----------------------------------------------------------------------------------------------------------
                By mail  o Send a letter of instruction to the distributor signed by each registered account owner.

                         o State the name of the fund and number of shares or dollar amount to be sold.

                         o Provide the account number.

                         o Signature guarantees may be required (see below).
                         -----------------------------------------------------------------------------------------------------------
           By telephone  o If the account has telephone privileges, call the distributor.

      For check or wire  o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                         o The distributor may ask for identification and all telephone transactions may be recorded.
                         -----------------------------------------------------------------------------------------------------------
                 By fax  o Fax the request to the distributor at 781-796-2864.

                         o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                         o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                         -----------------------------------------------------------------------------------------------------------
    Through a financial  o Contact your financial intermediary. You may redeem fund shares through an intermediary, such as a
           intermediary    broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. MBSC Securities Corporation, the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the
                           NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

                              Newton International Equity Fund -- Class I Shares

Investment and Account Information
--------------------------------------------------------------------------------

              Good form  Good form means that you have provided the following information with your request: name of fund; account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
                         -----------------------------------------------------------------------------------------------------------
         Redemption fee  Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:
                         -----------------------------------------------------------------------------------------------------------
                         Exemptions Certain Retirement Account Activity:

                         o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                         o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                         o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders ("QDROs") and exchanges out from Qualified Default Investment Alternatives ("QDIAs").

                         Non-shareholder Directed Activity:

                         o Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan. Other Activity:

                         o Redemptions of $2,500 or less.

                         o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                         o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

                         The fund may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the fund may modify its redemption policies at any time without giving advance notice to shareholders.

                         While the fund seeks to apply its redemption fee policy to all accounts, the fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated ("Omnibus Accounts") because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The fund's ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon the fund's request. To the extent the fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce its redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the fund's policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The fund may allow

Newton International Equity Fund -- Class I Shares

--------------------------------------------------------------------------------


                         the intermediary to apply its own policy to its customer's accounts in place of fund's redemption fee policy if the fund determines the intermediary's policy is reasonably designed and sufficiently similar to the fund's policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.
                         -----------------------------------------------------------------------------------------------------------
         Administrative  The fund's Class I shares pays administrative service fees. These fees are paid to affiliated or service fee  unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities ("Plan
                         Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan
                         Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund's average daily net assets attributable to fund Class I shares that are held in accounts serviced by such Plan
                         Administrator.
                         -----------------------------------------------------------------------------------------------------------
             Additional  The adviser or its affiliates may pay additional compensation from their own resources to Plan compensation  Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to the Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor's promotional efforts.
                         -----------------------------------------------------------------------------------------------------------

                              Newton International Equity Fund -- Class I Shares

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o members of the STAMP program or the Exchange's Medallion Signature Program

o a broker or securities dealer

o a federal savings, cooperative or other type of bank

o a savings and loan or other thrift institution

o a credit union

o a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 11. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time. The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost.

Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

The fair value pricing procedures requires this fund to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that the fund will use fair value prices for foreign equity securities in its portfolio to a significant extent, including as frequently as several times each week.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income semi-annually and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

Newton International Equity Fund -- Class I Shares

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the funds. These include policies and procedures relating to:

o trade activity monitoring;

o exchange guidelines;

o redemption fee on certain trades in the funds; and

o use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the fund within 30 days of purchase, subject to certain exceptions. See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the fund will occur. For example, the ability of the fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

                              Newton International Equity Fund -- Class I Shares

Fund Details
--------------------------------------------------------------------------------

Taxes

------------------------------------------------------------------------------------------------------------------------------------
Transactions                                 U.S. Federal Income Tax Status
  Sales or exchanges of shares.              Usually capital gain or loss. Tax rate depends on how long shares are held.

  Distributions of long-term capital gain    Taxable as long-term capital gain.

  Distributions of short-term capital gain   Taxable as ordinary income.

  Dividends from net investment income       Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by the fund and certain other conditions are met by the fund and the shareholder, including holding period requirements.
------------------------------------------------------------------------------------------------------------------------------------

Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in the fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------

                         The fund's service providers

    Principal Underwriter         Independent Registered Public Accounting Firm
 MBSC Securities Corporation               PricewaterhouseCoopers LLP

Custodian and Fund Accountant                     Legal Counsel
      Mellon Bank, N.A.             Wilmer Cutler Pickering Hale and Dorr LLP

        Transfer Agent
   Dreyfus Transfer, Inc.


Newton International Equity Fund -- Class I Shares

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if the fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).

Newton International Equity Fund

                                                                                       For the period
                                                                                     December 21, 2005
                                                                    For the           (commencement of
                                                                  Year Ended           operations) to
                                                              September 30, 2007     September 30, 2006
                                                             --------------------   -------------------
Net Asset Value, Beginning of Year                                 $ 21.51               $ 20.00
                                                                   -------               -------
From Operations:
 Net investment income*(a)                                            0.35                  0.27
 Net realized and unrealized gains (loss) on investments              5.41                  1.54
                                                                   -------               -------
Total from operations                                                 5.76                   1.81
                                                                   -------               -------
Less Distributions to Shareholders:
 From net investment income                                          (0.20)                (0.30)
 From net realized gains on investments                              (0.13)                   --
                                                                   -------               -------
Total distributions to shareholders                                  (0.33)                (0.30)
                                                                   -------               -------
Net Asset Value, End of Year                                       $ 26.94               $ 21.51
                                                                   =======               =======
Total Return(b)                                                      26.92%                 9.15%(d)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                              1.15%                 1.15%(c)
 Net Investment Income (to average daily net assets)*                 1.45%                 1.63%(c)
 Portfolio Turnover                                                     87%                   84%(d)
 Net Assets, End of Year (000's omitted)                           $49,134               $33,354

----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, excluding waivers and reimbursement, would have been:

  Net investment income per share (a)                              $  0.30               $  0.21
  Ratios (to average daily net assets):
  Expenses                                                            1.36%                 1.53%(c)
  Net investment income                                               1.24%                 1.25%(c)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Computed on an annualized basis.
(d) Not annualized. Returns for periods of less than one year have not been annualized.

                              Newton International Equity Fund -- Class I Shares

                     THIS PAGE INTENTIONALLY LEFT BLANK 20

                     THIS PAGE INTENTIONALLY LEFT BLANK 21

For More
Information
--------------------------------------------------------------------------------

For investors who want more information about Newton International Equity Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http://
www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o Free from the Commission's Internet website at http://www.sec.gov


                            MELLON INSTITUTIONAL FUNDS
                                 ONE BOSTON PLACE
                               BOSTON, MA 02108-4408
                                   800.221.4795
                         WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         File Number (811-4813)

Newton International Equity Fund -- Class I Shares

MELLON INSTITUTIONAL FUNDS


Prospectus

--------------------------------------------------------------------------------

February 1, 2008

Standish Mellon Intermediate Tax Exempt Bond Fund


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary .......................................     3
  Tax-sensitive investing .................................     3
  Who may want to invest ..................................     3
  Mutual fund risks .......................................     3
  Intermediate Tax Exempt Bond Fund .......................     4

The Fund's Investments and Related Risks ..................     6
  Principal investments ...................................     6
  Additional investment policies ..........................     6

The Investment Adviser ....................................     8
  About Standish Mellon Asset Management Company LLC ......     8
  Fund managers ...........................................     9
  Advisory services and fees ..............................     9

Investment and Account Information ........................    10
  How to purchase shares ..................................    10
  How to exchange shares ..................................    11
  How to redeem shares ....................................    11
  Redemption fee ..........................................    13
  Administrative service fee ..............................    13
  Transaction and account policies ........................    14
  Household delivery of fund documents ....................    14
  Valuation of shares .....................................    14
  Dividends and distributions .............................    14

Fund Details ..............................................    15
  Tools used to combat short-term trading and
  excessive exchange activity .............................    15
  Taxes ...................................................    16
  The fund's service providers ............................    16

Financial Highlights ......................................    17

For More Information ......................................    18


Intermediate Tax Exempt Bond Fund       2

Risk/Return Summary
--------------------------------------------------------------------------------

Tax-sensitive investing

Standish Mellon Asset Management Company LLC ("Standish Mellon") manages the fund using tax-sensitive strategies that are designed to reduce the impact of federal income tax on the after tax returns actually achieved by investors in the fund. The fund invests in investment grade, intermediate-term municipal bonds and is managed to minimize the realization and distribution to shareholders of taxable income and capital gains.

                                                                 Standish Mellon
                                                               manages more than
                                                      $166 billion of assets for
                                                     a broad range of clients in
                                                       the U.S. and abroad as of
                                                              December 31, 2007.

--------------------------------------------------------------------------------

Who may want to invest

The fund may be appropriate for investors:

o  Seeking a high level of interest income exempt from federal income tax.

o  Seeking more price stability than investments in long-term municipal bonds.

o  Looking to diversify into bonds while limiting taxable income.

o Willing to ride out changes in bond market prices due to interest rate changes.

--------------------------------------------------------------------------------

Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                                A description of
                                                              the fund begins on
                                                               the next page and
                                                                   includes more
                                                               information about
                                                                  the fund's key
                                                                 investments and
                                                           strategies, principal
                                                              risk factors, past
                                                                 performance and
                                                                       expenses.


                                        3      Intermediate Tax Exempt Bond Fund

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------

       Investment objective   Provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders' capital.
                              --------------------------------------------------------------------------------------------------
        Key investments and   The fund invests, under normal circumstances, at least 80% of its net assets (including for this
                 strategies   purpose, borrowings for investment purposes) in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this purpose, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes.
                              --------------------------------------------------------------------------------------------------
             Credit quality   At time of purchase, exclusively investment grade with an emphasis on high grade securities.
                              --------------------------------------------------------------------------------------------------
                   Maturity   The fund will generally maintain an average effective dollar-weighted portfolio maturity of 3 to
                              10 years but may invest in individual securities of any maturity.
                              --------------------------------------------------------------------------------------------------
            How investments   The adviser focuses on identifying undervalued sectors and securities and minimizes the use of
               are selected   interest rate forecasting. The adviser selects municipal bonds for the fund's portfolio by:

                              o  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

                              o  Actively trading among various sectors, such as insured, general obligation, revenue and housing, based on their apparent relative values. The fund seeks to invest in several of these sectors.

                              o  Identifying individual securities with the most potential for added value, such as those involving unusual situations, new issues, the potential for credit upgrades, unique structural characteristics or innovative features.
                              --------------------------------------------------------------------------------------------------
         Principal risks of   Investors could lose money on their investments in the fund or the fund could perform less well
      investing in the fund   than other possible investments if any of the following occurs:

                              o  Interest rates rise, which will make municipal bond prices and the value of the fund's portfolio go down.

                              o  The issuer of a security in the fund's portfolio has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

                              o  When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities.
                                 This is known as call or prepayment risk.

                              o  When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                              o  The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

                              o  There are adverse changes in federal income tax law.
                              --------------------------------------------------------------------------------------------------
 Issuer diversification and   The fund is diversified and does not concentrate in any one geographic region.
   geographic concentration
                              --------------------------------------------------------------------------------------------------
     Possibility of taxable   The fund may realize taxable gains on the sale of securities. Some of the fund's distributions may
            income or gains   be a tax preference item for purposes of the federal alternative minimum tax (AMT) and all distributions of income from tax exempt municipal securities may result in or increase a corporate shareholder's liability for federal AMT. In addition, if the fund should invest in securities other than tax exempt municipal securities, distributions of such income would be subject to federal income tax. Distributions of all of the fund's income and gains may also be subject to state taxation.


Intermediate Tax Exempt Bond Fund       4

--------------------------------------------------------------------------------

       Total return   The bar chart and total return table indicate the risks of investing in
        performance   the fund. The bar chart shows changes in the performance of the fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of municipal bond prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                      Intermediate Tax Exempt Bond Fund

[The following data was represented as a bar chart in the printed material]

                Percent

1998            5.39%
1999           (0.86)%
2000            8.46%
2001            4.90%
2002            8.69%
2003            4.33%
2004            2.94%
2005            1.82%
2006            3.88%
2007            3.69%

Calendar Year Ended December 31

                                       Quarterly returns:
                                       Intermediate Tax Exempt Bond Fund
                                       Highest: 4.02% in 3rd quarter 2002
                                       Lowest: (2.04)% in 2nd quarter 2004

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2007

                                                                                            Inception
                                                  1 Year         5 Years       10 Years        Date
Intermediate Tax Exempt
Bond Fund                                                                                    11/2/92
Return Before Taxes                                 3.69%          3.33%          4.29%
Return After Taxes on Distributions*                3.69%          3.21%          4.20%
Return After Taxes on Distributions
and Sale of Fund Shares*                            3.69%          3.32%          4.21%
Lehman Brothers 3, 5, 7, 10 Year
Municipal Bond Index (reflects no
deductions for fees, expenses or taxes)**           4.88%          3.40%          4.69%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local laws. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers 3, 5, 7, 10 Year Municipal Bond Index is an equal weighted composite of the Lehman Brothers 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond Indices. Each is an unmanaged, broad based index comprised of investment-grade, fixed-rate municipal bonds.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        After      After       After       After
                                       1 Year     3 Years     5 Years     10 Years
Intermediate Tax Exempt Bond Fund        $60        $189        $329        $738

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                   Intermediate
                                                    Tax Exempt
Based on fiscal year ended 9/30/07                  Bond Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                      0.40%
  Distribution (12b-1) fees                             None
  Other expenses                                       0.19%
  Total annual fund operating expenses                 0.59%

--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 7 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitation) were:

  Management fees                              0.26%
  Other expenses                               0.19%
  Total annual fund operating expenses         0.45%

This cap may be changed or eliminated at any time.


                                        5      Intermediate Tax Exempt Bond Fund

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

                                                                    The fund may
                                                       invest in a wide range of
                                                           municipal securities.

Additional information about the fund's principal investments

Municipal bond investments The fund may invest in a wide range of municipal bonds and notes of any maturity. These may be:

o General obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power.

o Revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on the credit standing of a private issuer and may be a tax preference item for purposes of the AMT.

Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features.


Information about the fund's other investment strategies

Taxable investments When after-tax yields on taxable securities are more favorable than those on municipal bonds, the fund may invest up to 20% of net assets in taxable fixed income securities. Taxable securities must be of the same credit quality and maturity as the fund's municipal bond investments.
--------------------------------------------------------------------------------

Credit quality Securities are investment grade or high grade if:

o They are rated in one of the top four or top three, respectively, long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating or are rated in one of the top two municipal note rating categories.

o They are unrated securities that the adviser believes to be of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of short-term debt securities. Defensive investing may increase the fund's taxable income.


Intermediate Tax Exempt Bond Fund       6

--------------------------------------------------------------------------------

Derivative contracts The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or bond prices.

o  As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective portfolio maturity or duration of the fund.

o  To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, interest rate or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or bond prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund's portfolio less liquid and harder to value, especially in volatile markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

                                                                      The fund's
                                                            investments in fixed
                                                           income securities are
                                                             investment grade or
                                                                     high grade.


                                        7      Intermediate Tax Exempt Bond Fund

The Investment Adviser
--------------------------------------------------------------------------------

                                                                        Standish
                                                           Mellon offers a broad
                                                             array of investment
                                                          services that includes
                                                                   management of
                                                                    domestic and
                                                             international fixed
                                                              income portfolios.

About Standish Mellon

Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $166 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2007. Standish Mellon is the adviser to the fund.

Standish Mellon is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by the funds' portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.


Intermediate Tax Exempt Bond Fund       8

--------------------------------------------------------------------------------

Fund managers

Fund managers            Positions during past five years
Christine L. Todd, CFA   Senior vice president of Standish Mellon, Christine has served as the director of the firm's Tax
                         Exempt Fixed Income Department since December 2001. She also serves as a portfolio manager of tax exempt bond portfolios for the firm's institutional and individual clients.

Steven W. Harvey         Vice president of Standish Mellon, Steve is a municipal bond portfolio manger. Prior to joining
                         Standish Mellon in 2000, he was a director of fixed income at Appleton Partners.

Advisory services and fees

Standish Mellon provides the fund with portfolio management and investment research services, places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the fiscal year ended September 30, 2007, the fund paid an advisory fee for these services. The adviser agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses). This agreement is temporary and may be terminated or changed at any time.

--------------------------------------------------------------------------------

                            Annual Advisory Fee Rates
               (as a percentage of the fund's average net assets)

      Actual advisory             Contractual            Current expense
         fee paid                advisory fee              limitation*
          0.26%                     0.40%                    0.45%

*Current expense limitation, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the fund's advisory agreement is available in the fund's most recent semi-annual report for the period ended March 31.


                               Investment Adviser

                  Standish Mellon Asset Management Company LLC
                                One Boston Place
                        Boston, Massachusetts 02108-4402


                                        9      Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon, its affiliates and their immediate families.

                          All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

                          ------------------------------------------------------
              By check
    Opening an account    o  Send a check to the distributor payable to Mellon
                             Institutional Funds with the completed original
                             account application.

  Adding to an account    o  Send a check to the distributor payable to Mellon
                             Institutional Funds and a letter of instruction
                             with the account name and number and effective date
                             of the request.

                          o  Payment must be made in U.S. dollars and drawn on
                             a U.S. bank. The fund does not accept third-party
                             checks, travelers' checks, credit card checks or
                             money orders.
                          ------------------------------------------------------
               By wire
    Opening an account    o  Send the completed original account application to
                             the distributor.

                          o  Call the distributor to obtain an account number.

                          o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

  Adding to an account    o  Call the distributor. Instruct your bank to wire
                             the amount of the additional investment to Mellon
                             Bank, N.A. (see below).
                          ------------------------------------------------------
                By fax
    Opening an account    o  Fax the completed account application to
                             781-796-2864.

                          o Mail the original account application to the distributor.

                          o Follow the instructions for opening an account by wire.

  Adding to an account    o  Fax a letter of instruction to 781-796-2864 with
                             the account name and number and effective date of
                             the request.

                          o  Call the distributor. Instruct your bank to wire
                             the amount of the additional investment to Mellon
                             Bank, N.A.
                          ------------------------------------------------------
   Through a financial
          intermediary    o  Contact your financial intermediary. You may
                             purchase fund shares through an intermediary, such
     Opening or adding       as a broker-dealer, bank or other financial
         to an account       institution, or an organization that provides
                             recordkeeping and consulting services to 401(k)
                             plans or other employee benefit plans. These
                             intermediaries may charge you a fee for this
                             service and may require different minimum initial
                             and subsequent investments than the funds. They may
                             also impose other charges or restrictions in
                             addition to those applicable to shareholders who
                             invest in the funds directly. MBSC Securities
                             Corporation, the distributor of the funds, has
                             contracted with certain intermediaries to authorize
                             them and designated plan administrators to accept
                             and forward purchase orders to the funds on your
                             behalf. Your purchase order must be received in
                             good order by these intermediaries before the close
                             of regular trading on the New York Stock Exchange
                             ("NYSE") to receive that day's share price. The
                             funds pay administrative service fees to certain
                             financial intermediaries that provide record
                             keeping and/or other administrative support
                             services. The adviser or its affiliates may pay
                             additional compensation from their own resources to
                             certain intermediaries for administrative services,
                             as well as in consideration of marketing or other
                             distribution-related services. Mellon Institutional
                             Funds is not responsible for the failure of any
                             intermediary to carry out its obligations to its
                             customers.

                          ------------------------------------------------------


Intermediate Tax Exempt Bond Fund      10

--------------------------------------------------------------------------------

                        The distributor's address is:      Wire instructions:

                        MBSC Securities Corporation        Mellon Bank, N.A.
                        P.O. Box 8585                      Boston, MA
                        Boston, Massachusetts 02266-8585   ABA#: 011001234
                        Tel: 800-221-4795                  Account #: 56-5849
                        Fax: 781-796-2864                  Fund name:
                        Email: mifunds@mellon.com          Investor account #:
                        -------------------------------------------------------
      How to exchange   You may exchange shares of the fund for shares of any
               shares   other fund in the Mellon Institutional Funds family of
                        funds, if the registration of both accounts is
                        identical. Shares of the fund exchanged within 7 days
                        of purchase may be subject to a redemption fee. See
                        "Investment and Account Information -- Redemption Fee"
                        for more information. The fund may refuse any exchange
                        order and may modify or terminate its exchange privilege
                        affecting all shareholders on 30 days' notice. Because
                        excessive account transactions can disrupt the
                        management of the fund and increase fund costs for all
                        shareholders, the fund may temporarily or permanently
                        terminate the exchange privilege of any investor who
                        makes more than four exchanges out of the fund during
                        any consecutive 12-month period. Multiple exchanges out
                        of the fund that occur in the same day will be
                        considered a single exchange. Accounts under common
                        ownership or control will be counted together for
                        purposes of the four exchange limit.

                        Exchange requests will not be honored until the
                        distributor receives payment for the exchanged shares
                        (up to 3 business days). An exchange involves a taxable
                        redemption of shares surrendered in the exchange.
                        --------------------------------------------------------
              By mail
                        o  Send a letter of instruction to the distributor
                           signed by each registered account owner.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o  Provide both account numbers.

                        o  Signature guarantees may be required (see below).
                        --------------------------------------------------------
         By telephone
                        o  If the account has telephone privileges, call the
                           distributor.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o  Provide both account numbers.

                        o  The distributor may ask for identification and all
                           telephone transactions may be recorded.
                        --------------------------------------------------------
  Through a financial   o  Contact your financial intermediary. You may exchange
         intermediary      fund shares through an intermediary, such as a
                           broker-dealer, bank or other financial institution,
                           or an organization that provides recordkeeping and
                           consulting services to 401(k) plans or other employee
                           benefit plans. These intermediaries may charge you a
                           fee for this service and may have different
                           requirements than the funds. They may also impose
                           other charges or restrictions in addition to those
                           applicable to shareholders who invest in the funds
                           directly. MBSC Securities Corporation, the
                           distributor of the funds, has contracted with certain
                           intermediaries to authorize them and designated plan
                           administrators to accept and forward exchange orders
                           to the funds on your behalf. Your exchange order must
                           be received in good order by these intermediaries
                           before the close of regular trading on the NYSE to
                           receive that day's share price. The funds pay
                           administrative service fees to certain financial
                           intermediaries that provide record keeping and/or
                           other administrative support services. The adviser or
                           its affiliates may pay additional compensation from
                           their own resources to certain intermediaries for
                           administrative services, as well as in consideration
                           of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the
                           failure of any intermediary to carry out its
                           obligations to its customers.
                        --------------------------------------------------------
        How to redeem
               shares   All orders to redeem shares received by the distributor
                        or its agent before the close of regular trading on the
                        New York Stock Exchange will be executed at that day's
                        share price. Orders received after that time will be
                        executed at the next business day's price. All
                        redemption orders must be in good form. The fund has the
                        right to suspend redemptions of shares and to postpone
                        payment of proceeds for up to seven days, as permitted
                        by law. Shares exchanged within 7 days of purchase may
                        be subject to a redemption fee. See "Investment and
                        Account Information -- Redemption Fee" for more
                        information.
                        --------------------------------------------------------


                                       11      Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

              By mail
                        o Send a letter of instruction to the distributor signed by each registered account owner.

                        o State the name of the fund and number of shares or dollar amount to be sold.

                        o  Provide the account number.

                        o  Signature guarantees may be required (see below).
                        ------------------------------------------------------
         By telephone
                        o  If the account has telephone privileges, call the
            For check      distributor.
              or wire
                        o  Proceeds will be mailed by check payable to the
                           shareholder of record to the address, or wired to the
                           bank as directed, on the account application.

                        o  The distributor may ask for identification and all
                           telephone transactions may be recorded.
                        ------------------------------------------------------
               By fax
                        o  Fax the request to the distributor at 781-796-2864.

                        o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                        o  Proceeds will be mailed by check payable to the
                           shareholder of record to the address, or wired to the
                           bank as directed, on the account application.
                        ------------------------------------------------------
  Through a financial
         intermediary   o  Contact your financial intermediary. You may redeem
                           fund shares through an intermediary, such as a
                           broker-dealer, bank or other financial institution,
                           or an organization that provides recordkeeping and
                           consulting services to 401(k) plans or other employee
                           benefit plans. These intermediaries may charge you a
                           fee for this service. They may also impose other
                           charges or restrictions in addition to those
                           applicable to shareholders who invest in the funds
                           directly. MBSC Securities Corporation, the
                           distributor of the funds, has contracted with certain
                           intermediaries to authorize them and designated plan
                           administrators to accept and forward redemption
                           orders to the funds on your behalf. Your redemption
                           request must be received in good order by these
                           intermediaries before the close of regular trading on
                           the NYSE to receive that day's share price. The funds
                           pay administrative service fees to certain financial
                           intermediaries that provide record keeping and/or
                           other administrative support services. The adviser or
                           its affiliates may pay additional compensation from
                           their own resources to certain intermediaries for
                           administrative services, as well as in consideration
                           of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the
                           failure of any intermediary to carry out its
                           obligations to its customers.
                        ------------------------------------------------------
            Good form
                        o  Good form means that you have provided the following
                           information with your request: name of fund; account
                           number (if an existing account); dollar amount or
                           number of shares to be purchased (or exchanged or
                           redeemed); and the signature of each owner exactly as
                           the account is registered in the case of a redemption
                           request. Good form also means that there are no
                           outstanding claims against your account or
                           transaction limitations on your account. Also, a
                           signature guarantee may be required with certain
                           requests.


Intermediate Tax Exempt Bond Fund      12

--------------------------------------------------------------------------------

Redemption fee

Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 7 calendar days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Exemptions:

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

Certain Retirement Account Activity:

o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals, Qualified Domestic Relations Orders ("QDROs") and exchanges out from Qualified Default Investment Alternatives ("QDIAs").

Non-shareholder Directed Activity:

o Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

Other Activity:

o  Redemptions of $2,500 or less.

o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

The fund may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the fund may modify its redemption policies at any time without giving advance notice to shareholders.

While the fund seeks to apply its redemption fee policy to all accounts, the fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. The fund's ability to monitor the trading activity of investors whose shares are held in Omnibus Accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations for the intermediary to comply with the terms of this prospectus, and to provide or arrange to have provided identification and trading activity information for any investor in an Omnibus Account maintained by such intermediary upon a fund's request. To the extent the fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce its redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the fund's policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The fund may allow the intermediary to apply its own policy to its customer's accounts in place of fund's redemption fee policy if the fund determines the intermediary's policy is reasonably designed and sufficiently similar to the fund's policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

Administrative service fee

The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

Additional compensation

The adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor's promotional efforts.


                                       13      Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o  members of the STAMP program or the Exchange's Medallion Signature Program

o  a broker or securities dealer

o  a federal savings, cooperative or other type of bank

o  a savings and loan or other thrift institution

o  a credit union

o  a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares

The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 10. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The fund's NAV will not be calculated on the days on which the exchange is closed for trading, such as on national holidays. If the exchange closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares dividends from net investment income daily and distributes them monthly and declares capital gains annually. Whether the fund's distributions are predominantly from capital gains or income will vary from year to year. All dividends and capital gains are reinvested in shares of the fund unless the shareholder elects to receive them in cash.


Intermediate Tax Exempt Bond Fund      14

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o  You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o  trade activity monitoring;

o  exchange guidelines;

o  redemption fee on certain trades in certain funds; and

o  use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee

Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond Fund), subject to certain exceptions. See "Investment and Account Information -- Redemption Fee" for more information.

Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


                                       15      Intermediate Tax Exempt Bond Fund

Fund Details
--------------------------------------------------------------------------------

Taxes

Transactions                                                        Tax Status
Sales or exchanges of shares.                                       Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain.                            Taxable as long-term capital gain.

Distributions of short-term capital gain.                           Taxable as ordinary income.

Dividends designated as "exempt-interest dividends."                Exempt from regular federal income tax, but may be subject to AMT and state and local taxes.

Dividends that are not designated as "exempt-interest dividends."   Taxable as ordinary income. Since the fund's income is
                                                                    derived from sources that do not pay "qualified dividend
                                                                    income," such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to
                                                                    individuals on qualified dividend income.

Every January, the funds provide information to their shareholders about the fund's dividends and distributions, which receive the same tax treatment even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.
--------------------------------------------------------------------------------

                          The fund's service providers

        Principal Underwriter           Independent Registered Public Accounting Firm
     MBSC Securities Corporation                 PricewaterhouseCoopers LLP

    Custodian and Fund Accountant                       Legal Counsel
          Mellon Bank, N.A.               Wilmer Cutler Pickering Hale and Dorr LLP

            Transfer Agent
        Dreyfus Transfer, Inc.


Intermediate Tax Exempt Bond Fund      16

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).

Intermediate Tax Exempt Bond Fund

                                                                                  Year Ended September 30,
                                                              ----------------------------------------------------------------
                                                                2007          2006          2005          2004          2003
                                                              --------      --------      --------      --------       -------
Net Asset Value, Beginning of Year                            $  21.69      $  21.71      $  22.05      $  22.78       $ 22.78
                                                              --------      --------      --------      --------       -------
From Investment Operations:
 Net investment income*(a)                                        0.78          0.78          0.77          0.69          0.81
 Net realized and unrealized gains (loss) on investments         (0.09)        (0.02)        (0.29)        (0.08)         0.07
                                                              --------      --------      --------      --------       -------
Total from operations                                             0.69          0.76          0.48          0.61          0.88
                                                              --------      --------      --------      --------       -------
Less Distributions to Shareholders:
 From net investment income                                      (0.78)        (0.78)        (0.77)        (0.71)        (0.81)
 From net realized gains on investments                             --            --         (0.05)        (0.63)        (0.07)
                                                              --------      --------      --------      --------       -------
Total distributions to shareholders                              (0.78)        (0.78)        (0.82)        (1.34)        (0.88)
                                                              --------      --------      --------      --------       -------
Net Asset Value, End of Year                                  $  21.60      $  21.69      $  21.71      $  22.05       $ 22.78
                                                              ========      ========      ========      ========       =======
Total Return (b)                                                  3.26%         3.58%         2.18%         2.76%         3.88%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                          0.45%         0.45%         0.45%         0.50%         0.65%
 Net Investment Income (to average daily net assets)*             3.63%         3.61%         3.50%         3.16%         3.58%
 Portfolio Turnover                                                 10%           29%           35%           72%           42%
 Net Assets, End of Year (000's omitted)                      $201,480      $127,927      $109,314      $111,887       $70,505

-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waiver and reimbursement would have been:

 Net investment income per share (a)                          $   0.75      $   0.74      $   0.73      $   0.65       $  0.80
Ratios (to average daily net assets):
 Expenses                                                         0.59%         0.63%         0.62%         0.68%         0.68%
 Net investment income                                            3.48%         3.43%         3.33%         2.97%         3.55%

(a) Calculated using the average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.


                                       17      Intermediate Tax Exempt Bond Fund

For More
Information
--------------------------------------------------------------------------------

                                                Standish Mellon Asset Management
                                    Company LLC is an investment counseling firm
                                 that manages assets for institutional investors
                                       and high net worth individuals as well as
                                    mutual funds. Standish Mellon offers a broad
                                      array of investment services that includes
                                        management of domestic and international
                                                        fixed income portfolios.

For investors who want more information about the fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http://
www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o  Free from the Commission's Internet website at http://www.sec.gov


                           MELLON INSTITUTIONAL FUNDS

                                ONE BOSTON PLACE

                              BOSTON, MA 02108-4408

                                  800.221.4795

                        WWW.MELLONINSTITUTIONALFUNDS.COM


                                                          Investment Company Act
                                                          file number (811-4813)


Intermediate Tax Exempt Bond Fund      18

February 1, 2008


                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Mellon Institutional Group of Equity Funds
                  --------------------------------------------
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                   The Boston Company Small Cap Value Fund II
                    The Boston Company Small Cap Growth Fund
                  The Boston Company Small/Mid Cap Growth Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
              The Boston Company Emerging Markets Core Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund

This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated February 1, 2008, as amended and/or supplemented from time to time, of The Boston Company Large Cap Core Fund ("Large Cap Core Fund"), The Boston Company Small Cap Value Fund ("Small Cap Value Fund"), The Boston Company Small Cap Value Fund II ("Small Cap Value Fund II"), The Boston Company Small Cap Growth Fund ("Small Cap Growth Fund"), The Boston Company Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), The Boston Company Small Cap Tax-Sensitive Equity Fund ("Small Cap Tax-Sensitive Equity Fund"), The Boston Company Emerging Markets Core Equity Fund ("Emerging Markets Core Equity Fund"), The Boston Company International Core Equity Fund ("International Core Equity Fund") and The Boston Company International Small Cap Fund ("International Small Cap Fund") (each, a "fund" and collectively, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2007 annual reports to shareholders, are incorporated by reference into this SAI.


                                    Contents
INVESTMENT OBJECTIVES AND POLICIES....................................................3
DESCRIPTION OF SECURITIES AND RELATED RISKS...........................................5
INVESTMENT TECHNIQUES AND RELATED RISK...............................................15
INVESTMENT RESTRICTIONS..............................................................22
PORTFOLIO HOLDINGS DISCLOSURE........................................................34
MANAGEMENT...........................................................................35
CODE OF ETHICS.......................................................................48
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES........................................48
PURCHASE AND REDEMPTION OF SHARES....................................................50
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS..................................50
PORTFOLIO TRANSACTIONS...............................................................54
BROKERAGE COMMISSIONS................................................................55
DETERMINATION OF NET ASSET VALUE.....................................................56
THE FUNDS AND THEIR SHARES...........................................................57
TAXATION.............................................................................58
ADDITIONAL INFORMATION...............................................................64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...............65

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The Boston Company Asset Management, LLC ("TBCAM" or the "Adviser") is the investment adviser for each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the Small Cap Tax-Sensitive Equity Fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, this fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Large Cap Core Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Select Value Fund to The Boston Company Large Cap Core Fund. Prior to July 1, 2000, the fund's name was Standish Equity Fund.

Small Cap Value Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Value Fund to The Boston Company Small Cap Value Fund.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Value Fund II

Additional Investment Information. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2500 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Growth Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Growth Fund to The Boston Company Small Cap Growth Fund. Prior to January 31, 2000, the fund's name was Standish Small Capitalization Equity Fund II.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small/Mid Cap Growth Fund

Additional Investment Information. On September 1, 2005, the fund changed its name from The Boston Company Small Capitalization Equity Fund to The Boston Company Small/Mid Cap Growth Fund. On July 1, 2003, the fund changed its name from Standish Small Capitalization Equity Fund to The Boston Company Small Capitalization Equity Fund.

The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the average total market capitalization of the largest companies included in the Russell 2500 Growth Index measured at the end of each of the previous twelve months, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Tax-Sensitive Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Tax-Sensitive Equity Fund to The Boston Company Small Cap Tax-Sensitive Equity Fund. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Because of the nature of the securities of small capitalization companies in which the Small Cap Tax-Sensitive Equity Fund primarily invests (including those issued in initial public offerings), the Small Cap Tax-Sensitive Equity Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

Emerging Markets Core Equity Fund

Additional Investment Information. The fund will purchase securities representing various industries and sectors. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the MSCI Emerging Market ("EM") Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

International Core Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Equity Fund to The Boston Company International Core Equity Fund.

The fund will purchase securities representing various industries and sectors.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

International Small Cap Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Small Cap Fund to The Boston Company International Small Cap Fund.

The fund will purchase securities representing various industries and sectors. The fund may purchase stocks not identified by the quantitative models in order to gain exposure to emerging industries. The fund may also participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the EMI ex-U.S. Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Group of Equity Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest in foreign securities without limit. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund limit their investments in foreign securities to 15% of their total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Large Cap Core Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest any portion of their assets in securities denominated in a particular foreign currency. The portion of the Emerging Markets Core Equity Fund, International Core Equity Fund's and International Small Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. The Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which its invests.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund, in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Emerging Markets Core Equity

Fund invests primarily in securities of emerging markets. International Core Equity Fund and International Small Cap Fund may invest up to 25% of their total assets in issuers located in emerging markets. Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The funds may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund invest primarily, and Large Cap Core Fund, Emerging Markets Core Equity Fund and International Core Equity Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund and Small/Mid Cap Growth Fund may each invest up to 10% of its net assets in repurchase agreements. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of its net assets in repurchase agreements. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund, except the Large Cap Core Fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the Large Cap Core Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Fund invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds' portfolio turnover rate for the years ended September 30, 2006 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

-----------------------------------------------------------------------------
Fund                                                 2007         2006
-----------------------------------------------------------------------------
Large Cap Core Fund                                  59%          103%(1)
-----------------------------------------------------------------------------
Small Cap Value Fund                                 67%          60%
-----------------------------------------------------------------------------
Small Cap Value Fund II                              18%(2)       N/A(3)
-----------------------------------------------------------------------------
Small Cap Growth Fund                                175%         166%
-----------------------------------------------------------------------------
Small/Mid Cap Growth Fund                            180%         161%
-----------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund                  170%         169%
-----------------------------------------------------------------------------
Emerging Markets Core Equity Fund                    76%          31%(2)
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International Core Equity Fund                       83%          51%
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International Small Cap Fund                         88%          63%
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

(1) Relative to fiscal year 2007, the fund's portfolio turnover was higher during fiscal year 2006 as portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or to raise cash in order for the fund to purchase other securities that the portfolio managers believed had higher growth potential.
(2)  The portfolio turnover rate has not been annualized.
(3)  The Fund began operations on July 23, 2007.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances. Although the Emerging Markets Core Equity Fund may invest in fixed income securities of any quality, the Fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Large Cap Core Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Large Cap Core Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund may enter into futures contracts which are based upon indices of foreign securities, such as the CAC40 or Nikkei 225. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of each fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Core Fund. As a matter of fundamental policy, the Large Cap Core Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.   Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the fund may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Large Cap Core Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

          d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small Cap Value Fund. As a matter of fundamental policy, Small Cap Value Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Value Fund II. As a matter of fundamental policy, Small Cap Value Fund II may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Fund II may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities that are illiquid.

Small Cap Growth Fund. As a matter of fundamental policy, Small Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Growth Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

          d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small/Mid Cap Growth Fund. As a matter of fundamental policy, Small/Mid Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.   Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. Small/Mid Cap Growth Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, Small Cap Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

          a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

          b such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Tax-Sensitive Equity Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase securities of any other investment company except as permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

          d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Emerging Markets Core Equity Fund. As a matter of fundamental policy, Emerging Markets Core Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

International Core Equity Fund. As a matter of fundamental policy, the International Core Equity Fund may not:

With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities and other investment companies) or acquire more than 10% of the outstanding voting securities of any issuer.

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. The fund may not make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

3. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

4. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Core Equity Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its assets in securities which are illiquid.

International Small Cap Fund. As a matter of fundamental policy, International Small Cap Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Small Cap Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Large Cap Core, Small Cap Value, Small Cap Value Fund II, Small Cap Growth, Small Cap Tax-Sensitive Equity, Emerging Markets Core Equity Fund, International Small Cap and International Core Equity Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, each fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The funds normally will publish their full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds' adviser, TBCAM or its affiliates.

---------------------------------------------------------------------------------------------------------------------
Name (Age), Position with     Term of Office   Principal Occupation(s)          Number of      Other Directorships
the Trust, Address and Date    and Length of   During Past 5 Years            Portfolios in      Held by Trustees
of Birth                       Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),         Since 1986     Chairman Emeritus, Decision          17                 None
Trustee                                          Resources, Inc. ("DRI")
61 Meadowbrook Road                            (biotechnology research and
Weston, MA  02493                               consulting firm); formerly
9/30/40                                           Chairman of the Board
                                               and Chief Executive Officer,
                                                           DRI

---------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),      Since 1989        William Joseph Maier,             17                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littauer Center 127                                 Harvard University
Cambridge, MA  02138
8/5/44

---------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72), Trustee    Since 1986     Trustee, Mertens House, Inc.         17                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257
4/11/35

---------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64),          Since 1986        Trustee, Essex Street             17                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915
11/14/43

---------------------------------------------------------------------------------------------------------------------
                               Interested Trustee
---------------------------------------------------------------------------------------------------------------------
**J. David Officer (59),        Since 2007     Director, Vice Chairman and          17                 None
Trustee (Chairman),                             Chief Operating Officer of
President and Chief                              The Dreyfus Corporation;
Executive Officer                              Executive Vice President of
BNY Mellon Asset Management                    The Bank of New York Mellon
200 Park Ave., 55th Fl.                       Corporation; and Director and
New York, NY 101668/24/48                      President of MBSC Securities
                                                       Corporation
---------------------------------------------------------------------------------------------------------------------

                                     - 36 -

---------------------------------------------------------------------------------------------------------------------
Name (Age), Position with        Term of         Principal Occupation(s)        Number of    Other Directorships
the Trust, Address and Date     Office and         During Past 5 Years         Portfolios      Held by Trustees
of Birth                        Length of                                        in Fund
                               Time Served*                                      Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42),           Vice         Vice President and Mutual          N/A               N/A
Vice President, Treasurer       President      Funds Controller, BNY Mellon
and Chief Financial Officer    since 1999;      Asset Management; formerly
BNY Mellon Asset Management,  Treasurer and    Assistant Vice President and
One Boston Place                  Chief          Mutual Funds Controller,
Boston, MA  02108               Financial         Standish Mellon Asset
7/14/65                       Officer since       Management Company LLC
                                   2002
------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56),        Assistant        First Vice President and          N/A               N/A
Assistant Vice President           Vice         Manager, BNY Mellon Asset
and Secretary BNY Mellon        President       Management; formerly Vice
Asset Management,              since 1996;    President and Manager, Mutual
One Boston Place                Secretary       Funds Operations, Standish
Boston, MA  02108               since 2007       Mellon Asset Management
8/19/51                                                Company LLC

------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)           Since 2005      First Vice President, BNY          N/A               N/A
Chief Compliance Officer                       Mellon Asset Management and
BNY Mellon Asset Management,                    Chief Compliance Officer,
One Boston Place                                Mellon Optima L/S Strategy
Boston, MA  02108                              Fund LLC; formerly Director,
4/8/57                                         Blackrock, Inc., Senior Vice
                                                 President, State Street
                                              Research & Management Company
                                              ("SSRM"), Vice President, SSRM
------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Advisers.

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                        the Trust                   Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------------------------------------------
           J. David Officer*                              None                                  None
--------------------------------------------------------------------------------------------------------------------

* Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with TBCAM or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund's shares) with the Trust during the calendar year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of TBCAM may, from time to time, purchase additional shares of common stock of The Bank of New York Mellon Corporation ("BNY Mellon"), the publicly traded indirect parent company of TBCAM.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:

                      Aggregate Compensation from the Funds

                                                                                                  Pension
                                                                                                    or
                                                                                                Retirement
                                                            Small                                 Benefits      Total
                              Small                          Cap    Emerging   Interna-  Inter-   Accrued   Compensation
             Large    Small    Cap    Small    Small/Mid     Tax-    Markets    tional  national   as Part   from Funds
              Cap     Cap     Value    Cap       Cap      Sensitive   Core       Core    Small      of       and Other
  Name of     Core    Value   Fund   Growth     Growth     Equity    Equity     Equity    Cap      Funds'    Funds in
  Trustee     Fund    Fund     II     Fund       Fund       Fund      Fund       Fund     Fund    Expense     Complex*
------------ ------- ------- ------- -------- ----------- --------- ---------- --------- -------- --------- --------------
 Samuel C.   $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
  Fleming
 Benjamin
M. Friedman  $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
  John H.
  Hewitt     $3,098  $5,538    $0    $2,007      $695      $3,240     $649     $14,195   $9,275      $0        $56,875
   Caleb
Loring, III  $3,209  $6,316    $0    $2,101      $717      $3,447     $657     $17,011   $10,460     $0        $63,125
 J. David
 Officer**     0       0       0        0         0          0          0         0         0        0            0

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which TBCAM or any of its affiliates, such as Standish Mellon Asset Management Company LLC, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of BNY Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by TBCAM or any other entity in a control relationship to TBCAM. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in TBCAM or any other entity in a control relationship to TBCAM. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM; (vi) any affiliate of TBCAM; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Large Cap Core Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                37.2%*
SEI Private Trust Company
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                34.0%*
SEI Private Trust Company
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------

Small Cap Value Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                19.9%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                10.6%
Patterson & Co Omnibus C/C/C
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                8.1%
Patterson & Co Portfolio Strategies Cash
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                7.1%
Patterson & Co Omnibus Portfolio Strategies Cash Reinv
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Calhoun & Co.                                                                   5.7%
PO Box 75000
Detroit, MI 48275-0001
-------------------------------------------------------------------------------------------------
                                                                                5.6%
Wachovia Bank FBO Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                5.3%
T Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients
4514 Painters Mill Rd
Owings Mills, MD 21117-4905
-------------------------------------------------------------------------------------------------

Small Cap Value Fund II

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
Wells Fargo Bank NA FBO Diocese of Oakland-Mutual Fund                          33.1%*
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------
Wells Fargo Bank NA FBO Diocese of Oakland-CEM-INT                              25.2%*
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------
                                                                                23.0%
Wells Fargo Bank NA FBO Diocese of Oakland-Lay MPP-INL
PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------
                                                                                5.2%
Wells Fargo Bank NA FBO Diocese of Oakland-CEM PRE-NEED 17416520 PO Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------------------------------------------------------------

Small Cap Growth Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                28.2%*
Patterson & Co Omnibus Cash
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                23.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                12.1%
Patterson & Co Omnibus Cash Reinvest
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------
                                                                                5.7%
Wachovia Bank FBO Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                5.2%
Mercer Trust Company TTEE FBO Ogilvy & Mather Profit Sharing Retirement and
401(K) Plan
One Investors Way MS N-6-G
Norwood, MA 02062-1599
------------------------------------------------------------------------------- -----------------

Small/Mid Cap Growth Fund

------------------------------------------------------------------------------- -----------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                47.5%*
FM Global Pension Plan - Equities
Attn Kim Adams
PO Box 9198
225 Wyman St
Waltham, MA 02454
-------------------------------------------------------------------------------------------------
                                                                                22.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                5.4%
Beth Israel Anestesia FDTN Inc
Attn Elizabeth Black
330 Brookline Ave
Boston, MA 02215-5400
-------------------------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                47.3%*
Charles Schwab Co Inc Special Custody Account For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
-------------------------------------------------------------------------------------------------
                                                                                16.1%
SEI c/o SunTrust Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                6.1%
SEI Private Trust Company c/o SunTrust Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                5.3%
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Emerging Markets Core Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                58.8%*
MBC Investments Corporation
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
-------------------------------------------------------------------------------------------------
                                                                                17.7%
SEI Private Trust Company c/o Mellon Bank
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                12.1%
SEI Private Trust Company c/o Mellon
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------

International Core Equity Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
                                                                                12.8%
T Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients
4514 Painters Mill Rd
Owings Mills, MD 21117-4905
-------------------------------------------------------------------------------------------------
                                                                                10.1%
State Street Bank & Trust Co. as Trustee for the Pella Corp. Employee Profit
Sharing Plan
105 Rosemont Rd
Westwood, MA 02090-2318
-------------------------------------------------------------------------------------------------
                                                                                7.2%
JP Morgan Chase Trustee FBO St. Jude Medical Inc. Profit Sharing Plan & Trust
PO Box 419784
Kansas City, MO 64141-6784
-------------------------------------------------------------------------------------------------
                                                                                7.1%
SEI Private Trust Company c/o Mellon
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------
                                                                                6.4%
Public Welfare Foundation
1200 U ST NW
Wshington, DC 20009-4443
-------------------------------------------------------------------------------------------------

International Small Cap Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                30.4%*
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
-------------------------------------------------------------------------------------------------
                                                                                11.0%
Public Welfare Foundation
1200 U ST NW
Washington, DC 20009-4443
-------------------------------------------------------------------------------------------------
                                                                                8.2%
Charles Schwab Co Inc Special Custody Account For Benefit of Customers
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
-------------------------------------------------------------------------------------------------
                                                                                5.2%
Navy-Marine Corps Relief Society
Attn: Peter M Hesser
875 N Randolph St Suite 225
Arlington, VA 22203-1767
-------------------------------------------------------------------------------------------------

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Effective July 1, 2003, TBCAM replaced Standish Mellon as investment adviser to the Large Cap Core Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Portfolio and International Small Cap Portfolio by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreement between the funds, the portfolios and Standish Mellon. The services provided to the funds and the portfolios pursuant to the investment advisory agreement after July 1, 2003 are the same as the services previously provided by Standish Mellon to the funds and the portfolios. Pursuant to an agreement between TBCAM and Standish Mellon, TBCAM has engaged Standish Mellon to continue to provide, but on TBCAM's behalf, certain administrative, compliance and shareholder service functions previously provided by Standish Mellon directly. TBCAM has acted as investment adviser to Emerging Markets Core Equity Fund and Small Cap Value Fund II, since each fund commenced operations on July 10, 2006 and July 23, 2007, respectively.

TBCAM is registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a wholly owned subsidiary of MAM (MA) Holding Trust ("MAM (MA) Trust"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of
TBCAM: David Cameron Corey Griffin; Edward Ladd; Phil Maisano; Ron O'Hanley; and Scott Wennerholm.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the funds to use the name "The Boston Company." In addition to those services, the adviser provides the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

               Contractual Advisory Fee Rate
    Fund (as a percentage of average daily net assets)
----------------------------------------------------------
 Large Cap Core Fund*                     0.50%
 Small Cap Value Fund*                    0.80%
 Small Cap Value Fund II                  0.75%
 Small Cap Growth Fund*                   0.80%
 Small/Mid Cap Growth Fund                0.60%
 Small Cap Tax-Sensitive Equity Fund      0.80%
 Emerging Markets Core Equity Fund        1.10%
 International Core Equity Fund*          0.80% of the first $500 million
                                          0.75% of the next $500 million
                                          0.70% of the next $500 million
                                          0.60% of the next $500 million
                                          0.50% of over $2 billion
 International Small Cap Fund*            1.00%
 * Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested and entered into an agreement with its adviser.

During the last fiscal year ended September 30, 2007 and the previous two fiscal years ended September 30, 2006 and 2005, the funds paid advisory fees in the following amounts:

                      Fund                             2005              2006             2007
                      ----                             ----              ----             ----
Large Cap Core Fund*                                 $277,529          $245,583         $588,140
Small Cap Value Fund *                               $949,016         $2,997,416       $6,487,912
Small Cap Value Fund II                               N/A(1)            N/A(1)            $0(2)
Small Cap Growth Fund*                               $280,477        $296,811(3)        $840,178
Small/Mid Cap Growth Fund                           $44,097 (4)       $64,034(4)       $86,989(4)
Small Cap Tax-Sensitive Equity Fund                 $1,098,877        $1,299,734       $1,801,861
Emerging Markets Core Equity                          N/A(5)            $0(6)             $0(6)
International Core Equity Fund*                     $1,495,312        $9,116,697     $18,238,957(7)
International Small Cap Fund*                       $4,069,597        $9,659,458     $11,478,499(8)

          * Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay advisory fees but bore its pro rata share of such fees paid by its corresponding master portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested. Advisory fees reported for the year 2007 represent fees of both the fund and its master portfolio. Advisory fees reported for the years 2005-2006 represent fees paid by the master portfolio.
          (1)  The fund began operations on July 17, 2007.
          (2) For the period July 17, 2007 (commencement of operations) to September 30, 2007, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $7,841.
          (3) For the fiscal year ended September 30, 2006, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $8,160.
          (4) For the fiscal years ended September 30, 2005, 2006 and 2007, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amounts of $75,949, $58,142 and $55,134, respectively.
          (5)  The fund began operations on July 10, 2006.
          (6) For the period July 10, 2006 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose all of its fees totaling $13,182 and $99,997, respectively.
          (7) For the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $92,386.
          (8) For the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $29,167.

The adviser has voluntarily and temporarily agreed to limit total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Core Fund, Small/Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Value Fund II, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund, International Core Equity Fund and International Small Cap Fund to 0.90%, 1.00%, 1.10%, 1.25%, 1.00%, 1.10%, 1.45%, 1.25% and 1.50%,
respectively, of the applicable fund's average daily net assets.

TBCAM may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

For the period of September 1, 2007 through August 31, 2008, TBCAM has agreed to rebate 25% of its management fee to the following three funds: Emerging Markets Core Equity Fund, International Core Equity Fund, and International Small Cap Fund. This rebate will end on September 1, 2008, and on such date each fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period.

Pursuant to the investment advisory agreements, each fund bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

The term of the investment advisory agreements for each fund (other than the Emerging Markets Core Equity Fund) end on December 31, 2008. The initial term of the investment advisory agreement for Emerging Markets Core Equity Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the funds, the adviser, the Principal Underwriter and the Trust have each adopted codes of ethics containing extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the adviser and its employees.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation ("MBSC"), an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSC has received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The Fund's Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, MBSC or TBCAM.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Stephanie K.              Small Cap Value Fund   Other Registered Investment Companies:  4 funds with total assets
Brandaleone                                      of approximately $1.71 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $140 million

                                                 Other Accounts:  17 accounts with total assets of approximately
                                                 $1.24 billion
---------------------------------------------------------------------------------------------------------------------
Joseph M. Corrado         Small Cap Value Fund   Other Registered Investment Companies:  4 funds with total assets of approximately $1.71 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $140 million

                                                 Other Accounts:  17 accounts with total assets of approximately
                                                 $1.24 billion
---------------------------------------------------------------------------------------------------------------------
Sean P. Fitzgibbon        Large Cap Core Fund    Other Registered Investment Companies:  7 funds with total assets of approximately $3.57 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $106 million

                                                 Other Accounts:  25 accounts with total assets of approximately
                                                 $3.37 billion
---------------------------------------------------------------------------------------------------------------------
Jeffrey D. McGrew         Large Cap Core Fund    Other Registered Investment Companies:  7 funds with total assets of approximately $3.57 billion

                                                 Other Pooled Investment Vehicles: 2 entities with total assets of approximately $106 million

                                                 Other Accounts:  25 accounts with total assets of approximately
                                                 $3.37 billion
---------------------------------------------------------------------------------------------------------------------
William F. Patzer         Emerging Markets       Other Registered Investment Companies:  11 funds with total assets
                          Core Equity Fund       of approximately $3.71 billion

                          International Core     Other Pooled Investment Vehicles: 4 entities with total assets of
                          Equity Fund            approximately $1.9 billion

                          International Small    Other Accounts:  5 accounts with total assets of approximately
                          Cap Fund               $5.67 billion
---------------------------------------------------------------------------------------------------------------------
P. Hans Von Der Luft      Small Cap Growth Fund  Other Registered Investment Companies:  4 funds with total assets of approximately $779 million

                                                 Other Pooled Investment Vehicles: 3 entities with total assets of approximately $144 million

                                                 Other Accounts: 17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------
Todd Wakefield            Small Cap Tax          Other Registered Investment Companies:  4 funds with total assets
                          Sensitive Equity Fund  of approximately $779 million

                          Small/Mid Cap Growth   Other Pooled Investment Vehicles: 3 entities with total assets of
                          Fund                   approximately $144 million
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
                                                 Other Accounts: 17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------
B. Randall Watts, Jr.     Small Cap Growth       Other Registered Investment Companies: 4 funds with total assets of
                          Fund                   approximately $779 million

                          Small Cap Tax
                          Sensitive Equity Fund  Other Pooled Investment Vehicles: 3 entities with total assets of approximately $144 million
                          Small/Mid Cap Growth
                          Fund                   Other Accounts:  17 accounts with total assets of approximately
                                                 $630 million
---------------------------------------------------------------------------------------------------------------------

The Adviser receives a fee based upon the investment performance of six of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four "Other Accounts" managed by Mr. Patzer, one "Other Account" co-managed by Messrs. Fitzgibbons and McGrew and one "Other Account" co-managed by Messrs. Watts, Von der Luft and Wakefield, having total assets of approximately $667 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each TBCAM portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. A significant portion of the opportunity awarded is based upon the one, three, and five-year (three and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth or retention of the products managed. Awards are generally subject to management discretion and pool funding availability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the BNY Mellon 3 year CD rate).

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

          A    - $0
          B    - $1 - $10,000
          C    - $10,001 - $50,000
          D    - $50,001 - $100,000
          E    - $100,001 - $500,000
          F    - $500,001 - $1,000,000
          G    - More than $1 million

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------
Stephanie K. Brandaleone           Small Cap Value Fund                               A
----------------------------------------------------------------------------------------------
Joseph M. Corrado                  Small Cap Value Fund                               E
----------------------------------------------------------------------------------------------
Sean P. Fitzgibbon                 Large Cap Core Fund                                A
----------------------------------------------------------------------------------------------
Jeffrey D. McGrew                  Large Cap Core Fund                                A
----------------------------------------------------------------------------------------------
William F. Patzer                  Emerging Markets Core Equity Fund                  A
----------------------------------------------------------------------------------------------
                                   International Core Equity Fund                     C
----------------------------------------------------------------------------------------------
                                   International Small Cap Fund                       C
----------------------------------------------------------------------------------------------
P. Hans Von Der Luft               Small Cap Growth Fund                              A
----------------------------------------------------------------------------------------------
Todd Wakefield                     Small Cap Tax Sensitive Equity Fund                A
----------------------------------------------------------------------------------------------
                                   Small/Mid Cap Growth Fund                          A
----------------------------------------------------------------------------------------------
B. Randall Watts, Jr.              Small Cap Growth Fund                              A
----------------------------------------------------------------------------------------------
                                   Small Cap Tax Sensitive Equity Fund                A
----------------------------------------------------------------------------------------------
                                   Small/Mid Cap Growth Fund                          A
----------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended September 30,

----------------------------------------------------------------------------------------------------------------------
             Fund                          2005                         2006                         2007
             ----                          ----                         ----                         ----
----------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund (1)                  $115,787                     $123,601                     $108,393
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)                 $551,611(2)                 $1,356,533(2)                 $1,680,026
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund II                     N/A                          N/A                        $5,364
----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)                 $189,779                     $201,271                     $753,756
----------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund                $127,192                      $84,652                      $92,772
----------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive                  $731,428                     $866,406                    $1,455,418
Equity Fund
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Core Equity                N/A                        $17,049                      $37,253
Fund
----------------------------------------------------------------------------------------------------------------------
International Core Equity               $454,246(2)                 $4,252,524(2)                 $5,564,275
Fund(1)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             Fund                          2005                         2006                         2007
             ----                          ----                         ----                         ----
----------------------------------------------------------------------------------------------------------------------
International Small Cap                 $994,008(2)                 $2,022,955(2)                 $3,337,432
Fund(1)
----------------------------------------------------------------------------------------------------------------------

(1.) Until September 19, 2007, the fund was a feeder fund in a master-feeder structure and did not directly pay brokerage commissions but bore its pro rata share of brokerage commissions paid by its corresponding portfolio. On such date, the fund, which had owned 100% of the master portfolio in which it invested, withdrew entirely from the portfolio and received the portfolio's securities and cash in exchange for its interest in the portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which its master portfolio had invested. Commissions reported for the year 2007 represent brokerage activity of both the fund and its master portfolio. Commissions reported for the years 2005-2006 represent brokerage activity of the master portfolio.
(2.) The differences in brokerage commissions paid by the funds and the Portfolios each year is attributable to changes in the net assets in the respective fund or Portfolio over those years.
(3.) At September 30, 2007, the following funds held securities of their regular broker-dealers:

     Large Cap Core Fund:                                               Shares
     Bank of America Corp.                                              56,060
     Merrill Lynch & Co., Inc.                                          17,780
     Morgan Stanley                                                     22,920

     International Core Equity Fund:
     Societe Generale                                                   61,560
     Deutsche Bank AG                                                   88,900
     Skandinaviska Enskilda Banken AB                                  372,900
     Credit Suisse Group                                               219,300

     Small Value Fund:
     Piper Jaffray Cos.                                                130,740

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund less all liabilities by the applicable number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the International Core Equity Fund and International Small Cap Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, none of the funds invest all of their investable assets in other open-end investment companies.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and has elected or will elect to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net capital gain (which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared to the extent of a fund's earnings and profits, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as RICs, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the years specified below:

--------------------------------------------------------------------------------------------------
Fund                                                             2010                 2011
--------------------------------------------------------------------------------------------------
Large Cap Core Fund                                                0                   0
--------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               0                   0
--------------------------------------------------------------------------------------------------
Small Cap Value Fund II                                            0                   0
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                          $384,833            $2,296,326
--------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund                                          0                  (0)
--------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund                                0                   0
--------------------------------------------------------------------------------------------------
Emerging Markets Core Equity Fund                                  0                   0
--------------------------------------------------------------------------------------------------
International Core Equity Fund                                     0                   0
--------------------------------------------------------------------------------------------------
International Small Cap Fund                                       0                   0
--------------------------------------------------------------------------------------------------

Certain options, futures or currency forward transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the fund. Additionally, a fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an

"appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures, swaps or forward contracts and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. Federal income or excise tax.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and a fund will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to each of the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) could under Treasury regulations that may be promulgated in the future produce income not among the types of "qualifying income" permitted under the 90% Income Test which, in turn, may require a fund to limit all such transactions in order to meet such test.

Each of the funds may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS"). Because the investments of the Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Value Fund II, Small/Mid Cap Growth Fund and Small Cap Tax Sensitive Equity Fund are such that each fund expects that it generally will not meet this 50% requirement, shareholders of each such fund generally will not directly take into account the foreign taxes, if any, paid by the fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

Each of the International Core Equity Fund, International Small Cap Fund and Emerging Markets Core Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If Emerging Markets Core Equity Fund, International Core Equity Fund, or International Small Cap Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Emerging Markets Core Equity Fund, International Core Equity Fund or International Small Cap Fund. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that Emerging Markets Core Equity Fund, International Core Equity Fund or International Small Cap Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country. If a fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

For U.S. Federal income tax purposes, assuming a fund has sufficient current or accumulated earnings and profits, distributions of the fund generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. Federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. Federal income tax purposes without regard to the length of time the shareholder has held shares of a fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. Federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from passive foreign investment companies will not qualify for the maximum 15% U.S. Federal income tax rate.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of such fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Dividends received by a fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. Federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining a corporation's adjusted current earnings component of its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.

Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2007 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2008


                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                      Mellon Capital Large Cap Growth Fund
                 (formerly Mellon Equity Large Cap Growth Fund)
                          Mellon Capital Micro Cap Fund
                     (formerly Mellon Equity Micro Cap Fund)

                        Newton International Equity Fund
                                (Class I shares)


This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectuses, each dated February 1, 2008, as amended and/or supplemented from time to time, of Mellon Capital Large Cap Growth Fund ("Large Cap Growth Fund"), Mellon Capital Micro Cap Fund ("Micro Cap Fund"), and Newton International Equity Fund ("International Equity Fund") - Class I shares (each, a "fund" and collectively, the "funds") each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the prospectus of each fund. Additional information about each fund's investments will be available in such fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above.

                                    Contents
INVESTMENT OBJECTIVES AND POLICIES................................................3
DESCRIPTION OF SECURITIES AND RELATED RISKS.......................................3
INVESTMENT TECHNIQUES AND RELATED RISK...........................................12
INVESTMENT RESTRICTIONS..........................................................19
PORTFOLIO HOLDINGS DISCLOSURE....................................................25
MANAGEMENT.......................................................................26
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS..............................35
CODE OF ETHICS...................................................................40
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES....................................40
PURCHASE AND REDEMPTION OF SHARES................................................42
PORTFOLIO TRANSACTIONS...........................................................42
BROKERAGE COMMISSIONS............................................................43
DETERMINATION OF NET ASSET VALUE.................................................44
THE FUNDS AND THEIR SHARES.......................................................44
TAXATION.........................................................................45
ADDITIONAL INFORMATION...........................................................51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS...........52

                       INVESTMENT OBJECTIVES AND POLICIES

Each prospectus describes the investment objective and policies of each fund. Mellon Capital Management Corporation ("Mellon Capital") is the investment adviser for the Large Cap Growth Fund and the Micro Cap Fund. Newton Capital Management, Ltd. ("Newton" and together with Mellon Capital, the "Advisers") is the investment adviser for the International Equity Fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Large Cap Growth Fund

Additional Investment Information. On January 1, 2008, the fund changed its name from Mellon Equity Large Cap Growth Fund to Mellon Capital Large Cap Growth Fund.

Micro Cap Fund

Additional Investment Information. On January 1, 2008, the fund changed its name from Mellon Equity Micro Cap Fund to Mellon Capital Micro Cap Fund.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in each prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

International Equity Fund may invest in foreign securities without limit. Large Cap Growth Fund may invest without limit in U.S. dollar denominated securities of foreign issuers traded on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Micro Cap Fund will not invest more than 10% of its total assets in foreign securities. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

The portion of the International Equity Fund's and Micro Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. Large Cap Growth Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which they invest.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Growth Fund has no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund (other than International Equity Fund) invests primarily in securities of established issuers based in the U.S. and in other developed markets, International Equity Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. International Equity Fund may invest up to 20% of its total assets in issuers located in emerging markets. Large Cap Growth Fund and Micro Cap Fund currently do not intend to invest their assets in issuers located in emerging markets. Each fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, an adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. An adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by an adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

Each fund may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by an adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by such adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, such adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the fund's adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. Each fund purchases common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Micro and Small Capitalization Stocks. Each fund may invest in securities of small capitalization companies and the Micro Cap Fund invests primarily in U.S. stocks of micro capitalization companies. Although investments in micro capitalization and small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of micro companies and small companies may be subject to more volatile market movements than securities of larger, more established companies. Micro capitalization and small capitalization companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of micro capitalization and small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. Each fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. The funds are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the fund's adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. The securities of the funds will not be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an adviser to be of good standing, and when, in the judgment of such adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in a fund's adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds' portfolio turnover rate for the years ended September 30, 2006 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

----------------------------------------------------------------
Fund                                     2007        2006
----------------------------------------------------------------
Large Cap Growth Fund                    109%(1)     23%
----------------------------------------------------------------
Micro Cap Fund                           167%(2)     103%
----------------------------------------------------------------
International Equity Fund                87%         84%
----------------------------------------------------------------

(1.) The fund's portfolio turnover rate increased during fiscal year 2007 due to relatively large shareholder redemptions.

(2.) The fund's portfolio turnover rate increased during fiscal year 2007 largely due to the volatility of micro cap stocks.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by an adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation.

(Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if an adviser believes that a fund is underweighted in cyclical stocks and overweighted in consumer stocks, the fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent an adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, each adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by such adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. International Equity Fund and Large Cap Growth Fund may enter into futures contracts which are based upon indices of foreign securities. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by such fund's adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the fund's adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if an adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and such adviser believes that the value of pounds will decline against the U.S. dollar, that adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by an adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of each fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the a fund's adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on an adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in such fund's adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Growth Fund. As a matter of fundamental policy, the Large Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Large Cap Growth Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

Micro Cap Fund. As a matter of fundamental policy, the Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

International Equity Fund. As a matter of fundamental policy, International Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. International Equity Fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

          c. Invest more than 15% of its net assets in securities which are illiquid.

          d.   Purchase securities of another investment company in reliance on
               Section 12(d)(1)(F) or Section 12(d)(1)(G) under the 1940 Act.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, each adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if an adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, such adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, each fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Each fund normally will its full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, none of the advisers has any such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the fund's adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of any fund's portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

         The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds' advisers, Mellon Capital Management Corporation ("Mellon Capital") or Newton Capital Management Limited ("Newton") or their affiliates (Mellon Capital and Newton are referred collectively as the "Advisers").

-------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                     Portfolios
Name (Age), Position with the         Term of         Principal Occupation(s)         in Fund       Other Directorships
Trust, Address and Date of Birth     Office and         During Past 5 Years           Complex         Held by Trustees
                                     Length of                                       Overseen by
                                    Time Served*                                      Trustee
-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),             Since 1986      Chairman Emeritus, Decision         17                 None
Trustee                                               Resources, Inc. ("DRI");
61 Meadowbrook Road                                  formerly, Chairman of the
Weston, MA  02493                                              Board
9/30/40                                             and Chief Executive Officer,
                                                                DRI
-------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),          Since 1989         William Joseph Maier,            17                 None
Trustee                                                Professor of Political
c/o Harvard University                                        Economy,
Littauer Center 127                                      Harvard University
Cambridge, MA  02138
8/5/44

-------------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72),                Since 1986      Trustee, Mertens House, Inc.        17                 None
Trustee                                                      (hospice)
P.O. Box 2333 New London, NH 03257
4/11/35

-------------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64), Trustee      Since 1986         Trustee, Essex Street            17                 None
c/o Essex Street Associates                        Associates (family investment
P.O. Box 5600                                               trust office)
Beverly, MA 01915
11/14/43

-------------------------------------------------------------------------------------------------------------------------
                                                   Interested Trustee
-------------------------------------------------------------------------------------------------------------------------
** J. David Officer (59),           Since 2007      Director, Vice Chairman and         17                None
Trustee (Chairman), President                        Chief Operating Officer of
and Chief Executive Officer                           The Dreyfus Corporation;
BNY Mellon Asset Management                         Executive Vice President of
200 Park Ave., 55th Fl.                             The Bank of New York Mellon
New York, NY 10166                                 Corporation; and Director and
8/24/48                                             President of MBSC Securities
                                                            Corporation
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
-------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                     Portfolios
Name (Age), Position with the         Term of         Principal Occupation(s)         in Fund       Other Directorships
Trust and Address                    Office and         During Past 5 Years           Complex         Held by Trustees
                                     Length of                                       Overseen by
                                    Time Served*                                      Trustee
-------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42) Vice           Vice          Vice President and Mutual           N/A                N/A
President, Treasurer and Chief      President      Funds Controller, BNY Mellon
Financial Officer                  since 1999;      Asset Management; formerly
BNY Mellon Asset Management       Treasurer and    Assistant Vice President and
One Boston Place                      Chief          Mutual Funds Controller,
Boston, MA  02108                   Financial          Standish Mellon Asset
7/14/65                           Officer since       Management Company LLC
                                       2002
-------------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56)             Assistant        First Vice President and            N/A                N/A
Assistant Vice President and           Vice            Manager, Mutual Funds
Secretary                           President      Operations, BNY Mellon Asset
BNY Mellon Asset Management        since 1996;       Management; formerly Vice
One Boston Place                    Secretary      President and Manager, Mutual
Boston, MA  02108                   since 2007      Funds Operations, Standish
8/19/51                                               Mellon Asset Management
                                                            Company LLC
-------------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)               Since 2005       First Vice President, BNY           N/A                N/A
Chief Compliance Officer                            Mellon Asset Management and
BNY Mellon Asset Management,                         Chief Compliance Officer,
One Boston Place                                    Mellon Optima L/S Strategy
Boston, MA  02108                                  Fund LLC; formerly Director,
4/8/57                                             Blackrock, Inc., Senior Vice
                                                      President, State Street
                                                   Research & Management Company
                                                   ("SSRM") and Vice President,
                                                               SSRM.
-------------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Advisers. .

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested person" of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                        the Trust                   Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------------------------------------------
            David Officer*                                None                                  None
--------------------------------------------------------------------------------------------------------------------

* Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Mellon Capital or Newton or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:


                      Aggregate Compensation from the Funds

                                                                 Pension or Retirement          Total Compensation from
Name of           Large Cap       Micro      International     Benefits Accrued as Part of     Funds and Other Funds in
Trustee          Growth Fund    Cap Fund      Equity Fund            Funds' Expense                    Complex*
--------------------------------------------------------------------------------------------------------------------------
   Samuel C.         $648         $645           $752                     $0                           $56,875
    Fleming
  Benjamin M.
   Friedman          $648         $645           $752                     $0                           $56,875


                                                                 Pension or Retirement          Total Compensation from
Name of           Large Cap       Micro      International     Benefits Accrued as Part of     Funds and Other Funds in
Trustee          Growth Fund    Cap Fund      Equity Fund            Funds' Expense                    Complex*
--------------------------------------------------------------------------------------------------------------------------
John H. Hewitt       $648         $645           $752                     $0                           $56,875
 Caleb Loring,
      III            $656         $650           $793                     $0                           $63,125
   J. David
   Officer**          $0           $0             $0                      $0                             $0

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisers or any of its affiliates, act as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Advisers or any other entity in a control relationship to the Advisers. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in an Adviser or any other entity in a control relationship to an Adviser. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser; (vi) any affiliate of an Adviser; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Mellon Equity Large Cap Growth Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
MBC Investments Corporation                                                     96.0%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
-------------------------------------------------------------------------------------------------

Mellon Equity Micro Cap Fund

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
MBC Investments Corporation                                                     54.0%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029
-------------------------------------------------------------------------------------------------
                                                                                44.6%*
SEI Private Trust Company c/o Mellon
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------------------------------------------------------------

Newton International Equity Fund - Class I shares

-------------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                                                Outstanding
Name and Address                                                                Shares
-------------------------------------------------------------------------------------------------
Factory Mutual Insurance Company                                                67.4%*
225 Wyman St
Waltham, MA 02454
-------------------------------------------------------------------------------------------------
T/F For the People of the Federated States of Micronesia                        16.0%
1849 C ST NW RM 4311A
Washington DC 20240-0001
-------------------------------------------------------------------------------------------------
FM Global Pension Plan - Equities                                               13.5%
Attn Kim Adams
PO Box 9198
225 Wyman St
Waltham, MA 02454
-------------------------------------------------------------------------------------------------

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Advisers

Each Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and each Adviser is a direct or indirect wholly owned indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Mellon Capital Management Corporation ("Mellon Capital") is the investment adviser to the Large Cap Growth Fund and the Micro Cap Fund. Through December 31, 2007, Mellon Equity Associates LLP ("Mellon Equity") had served as the investment adviser to these funds. Effective on that date, Mellon Equity and Mellon Capital, each wholly-owned subsidiaries of BNY Mellon, merged into one surviving investment adviser, Mellon Capital. After the merger, Mellon Capital remains an indirect wholly-owned subsidiary of BNY Mellon. Effective January 1, 2008, Mellon Capital replaced Mellon Equity as the investment adviser to the funds. Mellon Capital is located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. The following constitute the members of the Board of Directors of Mellon
Capital: William L. Fouse, Thomas Hazuka, Charles Jacklin, Thomas Loeb, Phil Maisano, Ron O'Hanley, William P. Rydell and Scott Wennerholm.

Newton Capital Management Ltd. ("Newton") is the investment adviser to the International Equity Fund. Newton is located at BNY Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The following constitute the members of the Board of Directors of Newton: Guy C. Christie, Andrew Downs, Jeff Monroe, Helena Morrissey, Mark W. Scott, Kate Turner and Stephen B. Tutt.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the each adviser recommends investment decisions, places orders to purchase and sell. In addition to those services, the Advisers provide the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, each Adviser is paid a fee for its services based upon a percentage of their fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate
                         -------------------------------
               Fund (as a percentage of average daily net assets)
              ----------------------------------------------------
Large Cap Growth Fund                               0.65%
Micro Cap Fund                                      1.00%
International Equity Fund                           0.80%

 During the fiscal years ended September 30, 2006 and 2007, the funds paid advisory fees in the following amounts:

                      Fund                             2006              2007
                      ----                             ----              ----
Large Cap Growth Fund(1)                              $0 (3)            $0(3)
Micro Cap Fund(2)                                     $0 (4)          $1,158(4)
International Equity Fund(1)                       $106,610 (5)      $255,879(5)

(1)  The fund began operations on December 21, 2005.
(2)  The fund began operations on May 1, 2006.
(3) For the period December 21, 2005 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose its fees in the amount of $12,494 and $31,362, respectively.

(4) For the period May 1, 2006 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $96,038 and $91,606, respectively.
(5) For the period December 21, 2005 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the adviser voluntarily agreed not to impose its fees in the amount of $34,780 and $95,995, respectively.

Each Adviser has voluntarily and temporarily agreed to limit its total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Growth Fund to 0.95%, Micro Cap Fund to 1.35% and International Equity Fund to 1.15% of the applicable fund's average daily net assets.

Each Adviser may revise or discontinue these agreements at any time although they have no current intention to do so. If an expense limitation is exceeded, the compensation due to such Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, each fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; costs of fund compliance services; and Trustees' fees and expenses.

The term of the investment advisory agreements for each fund other than the Micro Cap Fund ends on December 31, 2008. The term of the investment advisory agreement for the Micro Cap Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial two-year terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the respective Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as custodian for the funds. Mellon Bank also provides administration and accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreement between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon. Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation ("MBSC"), an affiliate of the Advisers, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSChas received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

          The table below indicates for each portfolio manager of each fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Mellon Capital

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME            FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Ronald P. Gala           Large Cap Growth Fund   Other Registered Investment Companies:  6 funds with total assets of $1.76 billion.

                                                 Other Pooled Investment Vehicles:  None.

                                                 Other Accounts:  19 accounts with total assets of $1.72 billion.
---------------------------------------------------------------------------------------------------------------------
Jocelin A. Reed          Large Cap Growth Fund   Other Registered Investment Companies:  8 funds with total assets of $940 million.

                                                 Other Pooled Investment Vehicles:  3 entities with total assets of
                                                 $195.4 million.

                                                 Other Accounts:  26 accounts with total assets of $1.23 billion.
---------------------------------------------------------------------------------------------------------------------
Peter D. Goslin          Micro Cap Fund          Other Registered Investment Companies:  5 funds with total assets of $915.5 million.

                                                 Other Pooled Investment Vehicles:  1 entity with total assets of
                                                 $196.2 million.

                                                 Other Accounts:  8 accounts with total assets of $165.4 million.
---------------------------------------------------------------------------------------------------------------------
John R. O'Toole          Micro Cap Fund          Other Registered Investment Companies:  6 funds with total assets of $1.58 billion.

                                                 Other Pooled Investment Vehicles:  3 entities with total assets of approximately $100.8 million.

                                                 Other Accounts:  21 accounts with total assets of approximately
                                                 $593.1 million.
---------------------------------------------------------------------------------------------------------------------

Mellon Capital receives a fee based upon the investment performance of nine accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four of the "Other Accounts" listed above managed by Mr. Gala having total assets of $460.3 million, four of the "Other Accounts" listed above managed by Mr. O'Toole having total assets of $48.7 million and one "Other Account" managed by Ms. Reed having total assets of $39.4 million.

Newton

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Paul Butler               International Equity   Other Registered Investment Companies:  1 fund with total assets
                          Fund                   of approximately $86.3 million.

                                                 Other Pooled Investment Vehicles: 7 entities with total assets of approximately $3.6 billion.

                                                 Other Accounts:  5 accounts with total assets of approximately
                                                 $2.5 billion.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Paul Markham              International Equity   Other Registered Investment Companies:  1 fund with total assets
                          Fund                   of approximately $18.9 million.

                                                 Other Pooled Investment Vehicles: 7 entities with total assets of approximately $1.1 billion.

                                                 Other Accounts: 4 accounts with total assets of approximately $1.2 billion.
---------------------------------------------------------------------------------------------------------------------

Newton receives a fee based upon the investment performance of eight accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four of the "Other Accounts" listed above managed by Mr. Butler having total assets of approximately $1 billion and four of the "Other Accounts" listed above managed by Mr. Markham having total assets of approximately $220 million.

Potential Conflicts of Interest involving Portfolio Managers

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of their respective fund as well as one or more other accounts. Each Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Each Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of each Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Advisers will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if an Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Each Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, each Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Mellon Capital's portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

Each Newton portfolio manager's compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). All bonus awards are based on the investment performance of certain accounts that attract a performance related fee, for which the portfolio manager has day-to-day responsibility. Individual bonus awards for portfolio managers are discretionary and are measured in one, three and five year periods. Portfolio managers also receive phantom stock and other executive perquisites (i.e., car allowance), based on the Newton stock, which normally vest on the last day of the financial year ending immediately before the fourth anniversary of the effective award date.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

          A    - $0
          B    - $1 - $10,000
          C    - $10,001 - $50,000
          D    - $50,001 - $100,000
          E    - $100,001 - $500,000
          F    - $500,001 - $1,000,000
          G    - More than $1 million

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Jocelyn A. Reed                               Large Cap Growth Fund                   A
----------------------------------------------------------------------------------------------
Ronald P. Gala                                Large Cap Growth Fund                   A
----------------------------------------------------------------------------------------------
Peter D. Goslin                                  Micro Cap Fund                       A
----------------------------------------------------------------------------------------------
John R. O'Toole                                  Micro Cap Fund                       A
----------------------------------------------------------------------------------------------
Paul Butler                                 International Equity Fund                 A
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Paul Markham                                International Equity Fund                 A
----------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the funds and their investors, come before those of the Advisers and their employees. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to each Adviser the authority to vote proxies of companies held in it respective fund's portfolio. Such Adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of its fund.

Each Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The funds' Proxy Voting Policies requires each Adviser to submit to the Board promptly in writing any material changes to such Adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The funds' Proxy Voting Policies also require each Adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from such Adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

Class I shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust, investment account or relationship at such institution, or to customers who have received and hold Class I shares of the fund distributed to them by virtue of such an account or relationship, or to institutional investors who are advisory clients of the fund's investment adviser, or to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment adviser or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to MBSC or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, MBSC or an Adviser.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

Each Adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Advisers will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if an Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by an Adviser in servicing other accounts; not all of these services may be used by an Adviser in connection with its respective fund generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of an Adviser's receipt of research services.

Each Adviser also places portfolio transactions for other advisory accounts. The Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds on Portfolio Transactions for the fiscal years
                               ended September 30

--------------------------------------------------------------------------------
                 Fund                          2006                2007(1)
                 ----
--------------------------------------------------------------------------------
Large Cap Growth Fund                   $1,969               $6,566
--------------------------------------------------------------------------------
Micro Cap Fund                          $41,526              $44,402
--------------------------------------------------------------------------------
International Equity Fund               $109,023             $125,348
--------------------------------------------------------------------------------

(1.) At September 30, 2007, the following fund held securities of its regular broker-dealer(s):

Large Cap Growth Fund:                                       Shares
Merrill Lynch & Co., Inc.                                     350

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time ("Declaration"). Under the Declaration, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, the International Equity Fund, offers four classes of shares: Class A, C, I and R shares. Only Class I shares of the International Equity Fund are offered though this SAI. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as regulated investment companies, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had no capital loss carryforwards available.

Certain options, futures or currency forward transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the funds and allocable to the corresponding fund. Additionally, a fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts, swaps and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts, short sales, swaps and constructive sales in order to minimize any potential adverse tax consequences.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

Each fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund will be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund files an election with the Internal Revenue Service (the "IRS"). Large Cap Growth Fund and Micro Cap Fund do not expect to meet this 50% requirement, with the result that shareholders of each such fund will not include foreign taxes, if any, paid by the fund in their gross incomes and will not be entitled to any related tax deductions or credits for such taxes on their own tax returns. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Equity Fund expects to meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the IRS pursuant to which shareholders of that fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If International Equity Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country.

If a fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each of the funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize the fund's tax liability or maximize its return from these investments.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the fund that is paid by a fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

The fund's dividends and distributions generally are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized on the redemption and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, if shares in the fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the fund pursuant to the reinvestment privilege, or if shares of the fund that have been held for less than 91 days are exchanged for shares in another fund at net asset value pursuant to an exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. Federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make an election related to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from a fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2007 Annual Report of the fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2008

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 554-4611

                       STATEMENT OF ADDITIONAL INFORMATION

                        Newton International Equity Fund
                      (Class A, Class C and Class R Shares)

This Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the Class A, Class C and Class R shares prospectus, dated February 1, 2008, as amended and/or supplemented from time to time, of Newton International Equity Fund (the "fund") a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the prospectus. Additional information about the fund's investments will be available in the fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above.

                                Table of Contents

INVESTMENT OBJECTIVES AND POLICIES...............................................3
DESCRIPTION OF SECURITIES AND RELATED RISKS......................................3
INVESTMENT TECHNIQUES AND RELATED RISKS.........................................11
INVESTMENT RESTRICTIONS.........................................................19
PORTFOLIO HOLDINGS DISCLOSURE...................................................21
MANAGEMENT......................................................................22
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS.............................30
CODE OF ETHICS..................................................................33
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES...................................33
HOW TO BUY SHARES...............................................................35
HOW TO SELL SHARES..............................................................40
SHAREHOLDER SERVICES............................................................43
PORTFOLIO TRANSACTIONS..........................................................47
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN.................................48
DETERMINATION OF NET ASSET VALUE................................................50
THE FUND AND ITS SHARES.........................................................51
TAXATION........................................................................51
ADDITIONAL INFORMATION..........................................................58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS..........58

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus.

Suitability. The fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The fund invests primarily in equity and equity-related securities and is subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for the fund, the risks associated with these investments are described in the prospectus. The fund is also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

The fund may invest in foreign securities without limit. Investors should understand that the expense ratio of the fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share. The portion of the fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions.

The fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. The fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The fund may invest up to 20% of its total assets in issuers located in emerging markets. The fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict the fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors.

Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the fund's investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the investment adviser of the Fund, Newton Capital Management, Limited (the "Adviser"), may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and the fund is not required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The Adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the fund may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that it invests in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which the fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and the fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and the fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of the fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The fund may invest a portion of its total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing the fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the fund invests only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and the fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the Adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. If the rating of a security held by the fund is downgraded below investment grade, the Adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with the fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The fund purchases common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Micro and Small Capitalization Stocks. The fund may invest in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Small capitalization companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. The fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. The fund may purchase warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. The fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. The fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. The fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. The fund is not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to the fund's 15% limit on investments in illiquid securities. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by the fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

Short Sales. The fund may engage in short sales and short sales against the box. In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, the fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When the fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. The securities of the fund will not be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, the fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give the fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of the fund to purchase or sell securities for trading purposes, the fund places no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by the fund and thus indirectly by its shareholders. It may also result in the fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the fund's portfolio turnover rate for the years ended September 30, 2006 and 2007, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

                ----------------------------------------------------------------
                Fund                                     2007        2006
                ----------------------------------------------------------------
                Newton International Equity Fund         87%         84%
                ----------------------------------------------------------------

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. The fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the fund may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the fund invests will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of the fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser. Up to 5% of the fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the Adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect the fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the fund is underweighted in cyclical stocks and overweighted in consumer stocks, the fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of the fund to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to enable the fund to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the fund's transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on their respective investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions by the fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. The fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

If the fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by the fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. The fund may enter into futures contracts which are based upon indices of foreign securities. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

The fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, the fund may hold a South Korean security and the Adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the Adviser considers that the British pound is linked to the euro, the fund holds securities denominated in pounds and the Adviser believes that the value of pounds will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of the fund's policy regarding illiquid securities, based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. The fund will sell a portfolio security without regard to the length of time that security has been held if, in the Adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The fund will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies. The fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. The fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

As a matter of fundamental policy, the fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
     (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The fund may not:

               a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

               b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

               c. Invest more than 15% of its net assets in securities which are illiquid.

               d. Purchase securities of another investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) under the 1940 Act.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the fund may invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of the fund's fundamental investment restriction regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The fund's full portfolio holdings normally will be published thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of the fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of the fund's shareholders, (iii) only for such authorized purpose, and (iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the Adviser does not have any such arrangements.

Except as described above, the fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of its contractual duties and responsibilities. These service providers include the Adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the Adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the Adviser nor the fund receives any compensation or other consideration from these arrangements for the release of the fund's portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

The Board of Trustees has established the investment objective and policies which govern the fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of the fund. The Board, however, remains responsible for ensuring that the fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the Adviser or its affiliates.

-------------------------------------------------------------------------------------------------------------------------
Name (Age),                           Term of      Principal Occupation(s)           Number of     Other Directorships
Position with the Trust,             Office and    During Past 5 Years              Portfolios       Held by Trustees
Address and Date of Birth            Length of                                        in Fund
                                    Time Served*                                      Complex
                                                                                    Overseen by
                                                                                      Trustee
-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),             Since 1986      Chairman Emeritus, Decision         17                 None
Trustee                                               Resources, Inc. ("DRI");
61 Meadowbrook Road                                  formerly, Chairman of the
Weston, MA 02493                                               Board
9/30/40                                             and Chief Executive Officer,
                                                                DRI
-------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),          Since 1989         William Joseph Maier,            17                 None
Trustee                                                Professor of Political
c/o Harvard University                                        Economy,
Littauer Center 127                                      Harvard University
Cambridge, MA  02138
8/5/44

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name (Age),                           Term of      Principal Occupation(s)           Number of     Other Directorships
Position with the Trust,             Office and    During Past 5 Years              Portfolios       Held by Trustees
Address and Date of Birth            Length of                                        in Fund
                                    Time Served*                                      Complex
                                                                                    Overseen by
                                                                                      Trustee
-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72),                Since 1986      Trustee, Mertens House, Inc.        17                 None
Trustee                                                      (hospice)
P.O. Box 2333 New London, NH 03257
4/11/35

-------------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64), Trustee      Since 1986         Trustee, Essex Street            17                 None
c/o Essex Street Associates                        Associates (family investment
P.O. Box 5600                                               trust office)
Beverly, MA 01915
11/14/43

-------------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustees
-------------------------------------------------------------------------------------------------------------------------
**J. David Officer  (59)            Since 2007      Director, Vice Chairman and         17                None
Trustee (Chairman), President                        Chief Operating Officer of
and Chief Executive Officer                           The Dreyfus Corporation;
The Dreyfus Corporation                             Executive Vice President of
200 Park Ave., 55th Fl.                             The Bank of New York Mellon
New York, NY 10166                                 Corporation; and Director and
8/24/48                                             President of MBSC Securities
                                                            Corporation
-------------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
-------------------------------------------------------------------------------------------------------------------------
Name (Age), Position with the        Term of      Principal Occupation(s) During      Number of           Other
Trust, Address and Date of Birth    Office and    Past 5 Years                      Portfolios in     Directorships
                                    Length of                                       Fund Complex    Held by Trustees
                                   Time Served*                                      Overseen by
                                                                                       Trustee
-------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42) Vice           Vice          Vice President and Mutual           N/A                N/A
President, Treasurer and Chief      President      Funds Controller, BNY Mellon
Financial Officer                  since 1999;      Asset Management; formerly
BNY Mellon Asset Management       Treasurer and    Assistant Vice President and
One Boston Place                      Chief          Mutual Funds Controller,
Boston, MA  02108                   Financial          Standish Mellon Asset
7/14/65                           Officer since       Management Company LLC
                                       2002
-------------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56)             Assistant        First Vice President and            N/A                N/A
Assistant Vice President and           Vice            Manager, Mutual Funds
Secretary                           President      Operations, BNY Mellon Asset
BNY Mellon Asset Management        since 1996;       Management; formerly Vice
One Boston Place                    Secretary      President and Manager, Mutual
Boston, MA  02108                   since 2007      Funds Operations, Standish
8/19/51                                               Mellon Asset Management
                                                            Company LLC
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name (Age),                           Term of      Principal Occupation(s)           Number of     Other Directorships
Position with the Trust,             Office and    During Past 5 Years              Portfolios       Held by Trustees
Address and Date of Birth            Length of                                        in Fund
                                    Time Served*                                      Complex
                                                                                    Overseen by
                                                                                      Trustee
-------------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)               Since 2005       First Vice President, BNY           N/A                N/A
Chief Compliance Officer                            Mellon Asset Management and
BNY Mellon Asset Management,                         Chief Compliance Officer,
One Boston Place                                    Mellon Optima L/S Strategy
Boston, MA  02108                                  Fund LLC; formerly Director,
4/8/57                                             Blackrock, Inc., Senior Vice
                                                      President, State Street
                                                   Research & Management Company
                                                   ("SSRM") and Vice President,
                                                               SSRM.
-------------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Adviser.

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested person" of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the fund's investment adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the fund's investment adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the fund or its investors; and (iii) the resources, qualifications and profitability of the fund's investment adviser and principal underwriter, recommending to the Board the selection, retention or termination of the fund's investment adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                        the Trust                   Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------------------------------------------
           J. David Officer*                              None                                  None
--------------------------------------------------------------------------------------------------------------------

*    Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with the Adviser or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust.

The following table sets forth all compensation paid to the Trust's trustees as of the fund's calendar year ended December 31, 2007:

                      Aggregate Compensation from the Fund

-------------------------------------------------------------------------------------------------------------------
          Name of Trustee                 Fund         Pension or Retirement     Total Compensation from the Fund
                                                     Benefits Accrued as Part
                                                         of Fund's Expense        and & Other Funds in Complex*
-------------------------------------------------------------------------------------------------------------------
         Samuel C. Fleming                $752                  $0                           $56,875
-------------------------------------------------------------------------------------------------------------------
       Benjamin M. Friedman               $752                  $0                           $56,875
-------------------------------------------------------------------------------------------------------------------
          John H. Hewitt                  $752                  $0                           $56,875
-------------------------------------------------------------------------------------------------------------------
         Caleb Loring, III                $793                  $0                           $63,125
-------------------------------------------------------------------------------------------------------------------
        J. David Officer**                 $0                   $0                              $0
-------------------------------------------------------------------------------------------------------------------

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the fund.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Adviser or any of its affiliates, act as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser or any other entity in a control relationship to the Adviser. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser or any other entity in a control relationship to the Adviser. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"):
(i) the fund, (ii) an officer of the fund, (iii) a related fund, (iv) an officer of any related fund, (v) the Adviser; (vi) any affiliate of the Adviser; or
(vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) the Adviser, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of the fund except:

------------------------------------------------------------------------------------------------------------------
Name and Address                                                                      Percentage of
                                                                                      Outstanding Class I Shares*
------------------------------------------------------------------------------------------------------------------
Factory Mutual Insurance Company                                                      67.4%**
225 Wyman St
Waltham, MA 02454
------------------------------------------------------------------------------------------------------------------
T/F For the People of the Federated States of Micronesia                              16.0%
1849 C ST NW RM 4311A
Washington DC 20240-0001
------------------------------------------------------------------------------------------------------------------
FM Global Pension Plan - Equities                                                     13.5%
Attn Kim Adams
PO Box 9198
225 Wyman St
Waltham, MA 02454
------------------------------------------------------------------------------------------------------------------

* As new share classes, there were no shareholders of Class A, C or R shares as of the date of this Statement of Additional Information.
** Because the shareholder beneficially owned more than 25% of the then outstanding shares of the fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of the fund will be approved or disapproved.

Investment Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") located at One Wall Street, New York, NY 10286.

The Adviser is located at BNY Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The following constitute the members of the Board of Directors of the Adviser: Guy C. Christie, Andrew Downs, Jeff Monroe, Helena Morrissey, Mark W. Scott, Kate Turner and Stephen B. Tutt.

BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Subject to the supervision and direction of the Trustees of the Trust, the Adviser recommends investment decisions, places orders to purchase and sell. In addition to those services, the Adviser provides the fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreement, the Adviser is paid at an annual rate of 0.80% of the value of the fund's average daily net assets. The advisory fees are payable monthly.

During the last two fiscal years ended September 30, the fund paid advisory fees in the following amounts:

Fund                                                   2006              2007
----                                                   ----              ----
Newton International Equity Fund(1)                $106,610 (2)      $255,879(2)

(1)  The fund began operations on December 21, 2005.
(2) For the period May 1, 2006 (commencement of operations) to September 30, 2006 and the fiscal year ended September 30, 2007, the Adviser voluntarily agreed not to impose a portion of its fees in the amount of $96,038 and $91,606, respectively.

The Adviser has voluntarily and temporarily agreed to limit its total expense ratios (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.15% of the fund's average daily net assets.

The Adviser may revise or discontinue this agreement at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreement, the fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of the prospectus, statement of additional information and shareholder reports; registration and reporting fees and expenses; costs of fund compliance services; and Trustees' fees and expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class A, Class C and Class R shares are subject to an annual shareholder services fee and Class C and Class R shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."

The term of the investment advisory agreement for the fund ends on December 31, 2008. Unless terminated as provided below, the investment advisory agreement continues in full force and effect from year to year after its initial two-year term but only so long as such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as custodian for the fund. Mellon Bank also provides administration and accounting services to the fund. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to an agreement between Mellon Bank and the Trust, Mellon Bank provides the fund with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to the fund by Dreyfus Transfer, Inc. ("DTI" or the "Transfer Agent") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund of the Trust and an additional fee of $3,000 per year for each additional class of shares for each fund of the Trust.

Mellon Bank also provides accounting services to the fund, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the fund. DTI is a wholly owned indirect subsidiary of BNY Mellon. Pursuant to agreements between DTI and the Trust, DTI provides the fund with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keogh account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC Securities Corporation ("MBSC" or the "Distributor"), an affiliate of the Adviser and a wholly-owned direct subsidiary of The Dreyfus Corporation, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the fund's shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the fund's shares. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Mellon Funds Division of MBSC are located at BNY Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

The Distributor may make payments to certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Trust's Distribution Plan (described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.

As Class A and Class C shares of the fund are newly created and have not completed their first fiscal year as of the date of this SAI, no information is provided on retained sales loads for the fund.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

The Adviser or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Adviser's or the Distributor's own resources to Service Agents for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to the fund.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

          The table below indicates for each portfolio manager of the fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUND                     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Paul Butler               Newton International   Other Registered Investment Companies:  1 fund with total assets
                          Equity Fund            of approximately $86.3 million.

                                                 Other Pooled Investment Vehicles: 7 entities with total assets of approximately $3.6 billion.

                                                 Other Accounts:  5 accounts with total assets of approximately
                                                 $2.5 billion.

---------------------------------------------------------------------------------------------------------------------
Paul Markham              Newton International   Other Registered Investment Companies:  1 fund with total assets
                          Equity Fund            of approximately $18.9 million.

                                                 Other Pooled Investment Vehicles: 7 entities with total assets of approximately $1.1 billion.

                                                 Other Accounts: 4 accounts with total assets of approximately $1.2 billion.
---------------------------------------------------------------------------------------------------------------------

         The Adviser receives a fee based upon the investment performance of eight of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, including four of the "Other Accounts" listed above managed by Mr. Butler having total assets of approximately $1 billion and four of the "Other Accounts" listed above managed by Mr. Markham having total assets of approximately $220 million.

Potential Conflicts of Interest involving Portfolio Managers

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

The portfolio manager's compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). All bonus awards are based on the investment performance of certain accounts that attract a performance related fee, for which the portfolio manager has day-to-day responsibility. Individual bonus awards for portfolio managers are discretionary and are measured in one, three and five year periods. Portfolio managers also receive phantom stock and other executive perquisites (i.e., car allowance), based on the Adviser's stock, which normally vest on the last day of the financial year ending immediately before the fourth anniversary of the effective award date.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund. For purposes of this table, the following letters indicates the range indicated below:

               A    - $0
               B    - $1 - $10,000
               C    - $10,001 - $50,000
               D    - $50,001 - $100,000
               E    - $100,001 - $500,000
               F    - $500,001 - $1,000,000
               G    - More than $1 million

----------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER NAME                           FUND                        OWNERSHIP
----------------------------------------------------------------------------------------------
Paul Butler                             Newton International Equity Fund              A
----------------------------------------------------------------------------------------------
Paul Markham                            Newton International Equity Fund              A
----------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the fund, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the Adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the Adviser and its affiliates may invest in securities, including securities that may be purchased or held by the fund. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the fund and its investors, come before those of the Adviser and its employees. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the Adviser the authority to vote proxies of companies held in the fund's portfolio. The Adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the fund.

The Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the Adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

The Adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or the Adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

The fund's Proxy Voting Policies requires the Adviser to submit to the Board promptly in writing any material changes to the Adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The fund's Proxy Voting Policies also require the Adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the Adviser's proxy voting policies and procedures.

To view the fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                                HOW TO BUY SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

General. Class A and Class C shares of the fund may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request. No certificates are issued for fractional shares.

The Trust reserves the right to reject any purchase order. The fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment adviser or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

When purchasing shares of the fund, you must specify which class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the fund. Please refer to the fund's prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the fund's prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Service Agents may receive revenue sharing payments from the Adviser or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to the fund.

For Class A, C and R shares, the minimum initial investment is $1,000. Subsequent investments in the fund must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by an account application. For full-time or part-time employees of the Adviser or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their fund accounts, the minimum initial investment is $50.

Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Adviser, including members of the Trust's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund. Fund shares are offered without regard to the minimum subsequent investment requirements to shareholders purchasing fund shares through the Dreyfus Managed Assets Program or through other wrap account programs. The Trust reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The fund may, in its discretion, accept securities in payment for fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the fund. These securities are valued by the same method used to value the fund's existing portfolio holdings. The contribution of securities to the fund may be a taxable transaction to the shareholder.

The Code imposes various limitations on the amount that may be contributed to certain retirement plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the fund by a Retirement Plan or government-sponsored program. Participants and plan sponsors should consult their tax advisers for details.

Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege as described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis. Net asset value per share of each class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each class is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding the methods employed in valuing the fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares. The public offering price for Class A shares of the fund is the net asset value per share of that class plus a sales load as shown below:

                                                  Total Sales Load* -- Class A Shares
                                                 --------------------------------------
                                                                                             Dealers' reallowance as
                                               As a % of offering     As a % of net asset               a
           Amount of Transaction                price per share         value per share        % of offering price
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                                     5.75                    6.10                     5.00

$50,000 to less than $100,000                         4.50                    4.70                     3.75

$100,000 to less than $250,000                        3.50                    3.60                     2.75

$250,000 to less than $500,000                        2.50                    2.50                     2.25

$500,000 to less than $1,000,000                      2.00                    2.00                     1.75

$1,000,000 or more                                    -0-                     -0-                      -0-
------------------------------

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group that has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means that result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of Class A shares of the fund. The example assumes a purchase of Class A shares of the fund aggregating less than $50,000, subject to the schedule of sales charges set forth above, at $12.50 per share:

                                                                 Class A
                                                                ---------
Net Asset Value Per Share                                         $12.50

Per Share Sales Charge
  Class A - 5.75% of offering price
  (6.10% of net asset value per share)                             0.76
                                                                   ----

Per Share Offering Price to the Public                            $13.26
                                                                  ======

Dealers' Reallowance--Class A Shares. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.

Class A Shares Offered at Net Asset Value. Full-time employees of the Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Adviser or any of its affiliates or subsidiaries, directors of the Adviser, Board members of a fund advised by the Adviser or its affiliates, including members of the Trust's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund or a fund managed by Founders Asset Management LLC ("Founders"), an indirect affiliate of the Adviser, since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at net asset value in such account.

Right of Accumulation--Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the fund or shares of certain other funds advised by the Adviser, Dreyfus or Founders Asset Management that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price of Class A shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class C Shares. The public offering price for Class C shares is the net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

Class R Shares. The public offering price for Class R shares is the net asset value per share of that class. No initial sales charge is imposed at the time of purchase and no CDSCs are imposed at the time of redemption.

Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the account application or have filed a shareholder services form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any fund holiday (e.g., when the New York Stock Exchange is not open for business), fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the account application or shareholder services form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new account application during the calendar year the account is closed or during the following calendar year, provided the information on the old account application is still applicable.

                              HOW TO REDEEM SHARES

General. The fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your account application.

If you hold shares of more than one class of the fund, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares made within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares of the fund acquired pursuant to the reinvestment of fund dividends and distributions; then, of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional fund shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260).

Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC, which were purchased prior to the termination of such waiver, will have the CDSC waived, as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the account application or shareholder services form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If the

Transfer Agent receives a redemption request after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Share Certificates; Signatures. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. A fee may be charged to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-554-4611.

Redemption Commitment. The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

Suspension of Redemptions. The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it or determination by the fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the fund.

                              SHAREHOLDER SERVICES

Fund Exchanges. You may purchase, in exchange for Class A or C shares of the fund, shares of the same class of another Mellon Institutional Fund, Dreyfus Premier Fund or a Dreyfus Founders Fund, to the extent such shares are offered for sale in your state of residence. The fund will deduct a redemption fee equal to 2% of the net asset value of fund shares exchanged out of the fund where the exchange is made less than 30 days after the issuance of such shares.. Shares of the same class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you, or your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of fund shares and your account number.

You also may exchange your fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Adviser or Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the account application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Shares issued in certificate form are not eligible for telephone or online exchange. Although no fees currently are charged shareholders directly in connection with exchanges, the fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Additionally, the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same class of the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Trust may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the fund, shares of the same class of another fund in the Dreyfus Premier Family of Funds, shares of the same class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

Shareholder services forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting www.dreyfus.com. The Trust reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having

Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the fund in shares of the same class of another fund in the Mellon Institutional Funds family of funds or Dreyfus Premier Family of Funds, shares of the same class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. Shares of the same class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic

Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent--Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans. The Trust makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Trust makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the fund effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the fund generating the soft dollar credits. The investment advisory fee paid by the fund under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                                 Aggregate Brokerage Commissions Paid by the
                            Fund on Portfolio Transactions for the fiscal years
                                           ended September 30

            --------------------------------------------------------------------------------
                            Fund                          2006                2007(1)
                            ----                          ----                ----
            --------------------------------------------------------------------------------
            Newton International Equity Fund(1)         $109,023             $125,348
            --------------------------------------------------------------------------------

            --------------------------------------------------------------------------------

(1) At September 30, 2007, the fund did not hold securities of its regular broker-dealers.

                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Class C and Class R shares are subject to a Distribution Plan and Class A, Class C and Class R shares are subject to a Shareholder Services Plan.

Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board has adopted such a plan (the "Distribution Plan") with respect to the fund's Class C and Class R shares, pursuant to which the fund pays the Distributor for distributing Class C and Class R shares at an annual rate of 0.75% of the value of the average daily net assets of the fund's Class C shares and 0.25% of the value of the average daily net assets of the fund's Class R shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Trust's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the fund and the holders of its Class C or Class R shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of the fund's Class C or Class R shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Trust's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to the relevant class of shares, the Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such class of shares.

As Class C and Class R shares of the fund are newly created and have not completed their first fiscal year as of the date of this SAI, no information is provided as to the fees paid by the fund pursuant to the Distribution Plan.

Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan with respect to the fund's Class A, Class C and Class R shares, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of the fund's Class A, Class C and Class R shares at an annual rate of 0.25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Trust's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to the relevant class of shares, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

As Class A, Class C and Class R shares of the fund are newly created and have not completed their first fiscal year as of the date of this SAI, no information is provided as to the fees paid by the fund pursuant to the Shareholder Services Plan.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of the fund less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of the fund are accrued daily and taken into account for the purpose of determining net asset value. Because of the differences in operating expenses incurred by each class of shares of the fund, the per share net asset value of each class of shares of the fund will differ.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by the fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of the fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

                             THE FUND AND ITS SHARES

The fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the fund, shareholders of the fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. On December 20, 2007, the Trustees authorized the creation of Class A, C and R shares of the fund. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize the fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of the fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has selected to be treated, has qualified and intends to continue as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Provided that the fund continues to qualify as regulated investment companies, it will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, the fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the fund had no capital loss carryforwards available.

Certain options, futures or currency forward transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the fund and allocable to the fund. Additionally, the fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by the fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts, swaps and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the fund's taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if the fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts, short sales, swaps and constructive sales in order to minimize any potential adverse tax consequences.

If the fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow it to continue to qualify as regulated investment company.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for the fund to obtain cash corresponding to its earnings from such countries which may cause the fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by the fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to the fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

The fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the fund will be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, if more than 50% of the value of the fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund files an election with the Internal Revenue Service (the "IRS"). The fund expects to meet the 50% threshold and may therefore file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If the fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country.

If the fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually. The fund's dividends and distributions generally are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption, exchange or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized on the redemption and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, if shares in the fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the fund pursuant to the reinvestment privilege, or if shares of the fund that have been held for less than 91 days are exchanged for shares in another fund at net asset value pursuant to an exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, the fund in their particular circumstances.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. Federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make an election related to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. The fund does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The fund's financial statements contained in the 2007 Annual Report of the fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2008





                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                           BNY Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION


                Standish Mellon Intermediate Tax Exempt Bond Fund

This Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated February 1, 2008, as amended and/or supplemented from time to time, of Standish Mellon Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") (the "fund"), a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2007 annual reports to shareholders are incorporated by reference into this SAI.

                                    Contents
----------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES...............................................2
DESCRIPTION OF SECURITIES AND RELATED RISKS......................................3
INVESTMENT TECHNIQUES AND RELATED RISKS..........................................8
INVESTMENT RESTRICTIONS.........................................................13
PORTFOLIO HOLDINGS DISCLOSURE...................................................14
MANAGEMENT......................................................................15
CODE OF ETHICS..................................................................22
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES...................................23
PURCHASE AND REDEMPTION OF SHARES...............................................24
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS.............................24
PORTFOLIO TRANSACTIONS..........................................................27
BROKERAGE COMMISSIONS...........................................................27
DETERMINATION OF NET ASSET VALUE................................................28
FEDERAL INCOME TAXATION.........................................................28
THE FUNDS AND THEIR SHARES......................................................33
ADDITIONAL INFORMATION..........................................................33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS..........33

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser").

Suitability. The fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

Because the fund seeks to provide a high level of interest income exempt from federal income tax, the fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish Mellon to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish Mellon to be of comparable credit quality. The fund also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish Mellon to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish Mellon uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish Mellon will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Portfolio Maturity and Duration. Under normal market conditions, the fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, the tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Additional Investment Information. The fund invests, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this fund, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxation" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The fund invests primarily in municipal securities and is subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Municipal Securities. The fund may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

Because the fund invests in investment grade municipal securities, the income earned on shares of the fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the fund's quality standards are designed to minimize the credit risk of investing in the fund, that risk cannot be entirely eliminated.

Municipal Notes. The fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds. The fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The fund may purchase other types of municipal securities as long as the investment complies with the policies set forth in the fund's prospectus and SAI.

Variable Rate Demand Instruments. The fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permits the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the fund.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Illiquid Municipal Securities. The fund limits its investments in securities which are not readily marketable to less than 15% of its net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the fund, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

Repurchase Agreements. The fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Stand-By Commitments. To facilitate liquidity, the fund may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the fund, but may, however, reduce the yields available on securities subject to stand-by commitments.

Third Party Put. The fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

Portfolio Turnover and Short-Term Trading. It is not the policy of the fund to purchase or sell securities for trading purposes. The fund places no restrictions on portfolio turnover. Notwithstanding the foregoing, the fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the fund's prospectus for the fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the fund may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks; repurchase agreements; and prime commercial paper of U.S. companies.

The fund's investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. The fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests. To the extent that income dividends distributed by the fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

Investments in commercial paper by Intermediate Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, fixed income indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the fund's portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than

3% of its net assets at any one time and, to the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to enable the fund to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the fund's tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the fund's transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its respective investments or cause the fund to hold a security they might otherwise sell or sell a security it might otherwise hold. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All call options sold by the fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds (whether or not it holds the above securities in its portfolio), and on securities indices, and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors, spreads and collars.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations. The liquidity of swaps, caps, floors and collars will be determined for purposes of the fund's policy regarding illiquid securities based upon continuing review of the trading markets for the specific security. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the fund's records as segregated) in the amount prescribed. In that case, the fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Although it is authorized to do so, the fund does not expect to concentrate (invest 25% or more of its total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Intermediate Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1 Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

As a matter of non-fundamental policy, the fund may not:

          a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          b. Purchase securities of any other investment company except as permitted by the 1940 Act.

As a matter of non-fundamental policy, the fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the fund may own so long as, as to 75% of the total assets of the fund, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

Although it is allowed to do so as a matter of fundamental policy, the fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the fund does not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the fund is less than 10% of the value of the total assets of the fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

The fund does not have any current intention to borrow money for other than temporary of emergency purposes.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the fund will make its portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The fund normally will publish its full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser, or its affiliates.

---------------------------------------------------------------------------------------------------------------------
Name (Age),                   Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust,       and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Address and Date of Birth      Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67),         Since 1986     Chairman Emeritus, Decision          17                 None
Trustee                                          Resources, Inc. ("DRI")
61 Meadowbrook Road                            (biotechnology research and
Weston, MA  02493                               consulting firm); formerly
9/30/40                                           Chairman of the Board
                                               and Chief Executive Officer,
                                                           DRI

---------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (63),      Since 1989        William Joseph Maier,             17                 None
Trustee                                           Professor of Political
c/o Harvard University                                   Economy,
Littaver Center 127                                 Harvard University
Cambridge, MA  02138
8/5/44

---------------------------------------------------------------------------------------------------------------------
John H. Hewitt (72), Trustee    Since 1986     Trustee, Mertens House, Inc.         17                 None
P.O. Box 2333                                           (hospice)
New London, NH  03257
4/11/35

---------------------------------------------------------------------------------------------------------------------
Caleb Loring III (64),          Since 1986        Trustee, Essex Street             17                 None
Trustee                                       Associates (family investment
c/o Essex Street Associates                           trust office)
P.O. Box 5600
Beverly, MA  01915
11/14/43

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Name (Age),                   Term of Office   Principal Occupation(s)          Number of      Other Directorships
Position with the Trust,       and Length of   During Past 5 Years            Portfolios in      Held by Trustees
Address and Date of Birth      Time Served*                                    Fund Complex
                                                                               Overseen by
                                                                                 Trustee
---------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
---------------------------------------------------------------------------------------------------------------------
**J. David Officer (59),        Since 2007     Director, Vice Chairman and           17                 None
Trustee (Chairman),                             Chief Operating Officer of
President and Chief                              The Dreyfus Corporation;
Executive Officer                              Executive Vice President of
BNY Mellon Asset Management                    The Bank of New York Mellon
200 Park Ave., 55th Fl.                       Corporation; and Director and
New York, NY 10166                             President of MBSC Securities
8/24/48                                                Corporation

---------------------------------------------------------------------------------------------------------------------
               Interested Principal Officers who are not Trustees
---------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (42),           Vice         Vice President and Mutual           N/A                 N/A
Vice President, Treasurer       President      Funds Controller, BNY Mellon
and Chief Financial Officer    since 1999;      Asset Management; formerly
BNY Mellon Asset Management,  Treasurer and    Assistant Vice President and
One Boston Place                  Chief          Mutual Funds Controller,
Boston, MA  02108               Financial         Standish Mellon Asset
7/14/65                       Officer since       Management Company LLC
                                   2002
---------------------------------------------------------------------------------------------------------------------
Denise B. Kneeland (56),        Assistant        First Vice President and           N/A                 N/A
Assistant Vice President           Vice           Manager, Mutual Funds
and Secretary                   President      Operations, BNY Mellon Asset
BNY Mellon Asset Management,   since 1996;      Management; formerly Vice
One Boston Place                Secretary     President and Manager, Mutual
Boston, MA  02108               since 2007      Funds Operations, Standish
8/19/51                                          Mellon Asset Management
                                                       Company LLC
---------------------------------------------------------------------------------------------------------------------
Mary T. Lomasney (50)           Since 2005      First Vice President, BNY           N/A                 N/A
Chief Compliance Officer                       Mellon Asset Management and
BNY Mellon Asset Management,                    Chief Compliance Officer,
One Boston Place                                Mellon Optima L/S Strategy
Boston, MA  02108                              Fund LLC; formerly Director,
4/8/57                                         Blackrock, Inc., Senior Vice
                                                 President, State Street
                                              Research & Management Company
                                              ("SSRM"), Vice President, SSRM
---------------------------------------------------------------------------------------------------------------------

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
** Mr. Officer is an "Interested Trustee," as defined in the 1940 Act due to his position as Director, Vice Chairman and Chief Operating Officer of The Dreyfus Corporation, which is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, and an affiliate of the Adviser. .

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a

Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The function of the Committee of Independent Trustees include requesting that the fund's investment adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the fund's investment adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the fund or its investors; and (iii) the resources, qualifications and profitability of the fund's investment adviser and principal underwriter, recommending to the Board the selection, retention or termination of the fund's investment adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held six meetings. The Committee of Independent Trustees held four meetings, the Audit Committee held four meetings and the Nominating Committee did not hold any meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------------
            Name of Trustee               Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity
                                                        the Trust                   Securities in All Registered
                                                                                  Investment Companies Overseen by
                                                                                        Trustee in the Mellon
                                                                                    Institutional Funds Family of
                                                                                                Funds
--------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------
           Samuel C. Fleming                          Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
         Benjamin M. Friedman                         Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
            John H. Hewitt                            Over $100,000                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
           Caleb Loring, III                              None                                  None
--------------------------------------------------------------------------------------------------------------------
                               Interested Trustees
--------------------------------------------------------------------------------------------------------------------
           J. David Officer*                              None                                  None
--------------------------------------------------------------------------------------------------------------------

* Mr. Officer became a Trustee and Officer on October 30, 2007.

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust during the calendar year ended December 31, 2007, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time purchase additional shares of common stock of The Bank of New York Mellon Corporation ("BNY Mellon"), the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2007:

------------------------------------------------------------------------------------------
                          Aggregate Compensation from the Fund
------------------------------------------------------------------------------------------
                                                   Pension or
                                                  Retirement
                                                   Benefits
                               Intermediate     Accrued as Part      Total Compensation
                                Tax Exempt         of Fund's        from Fund and Other
Name of Trustee                    Fund             Expense           Funds in Complex*
------------------------------------------------------------------------------------------
Samuel C. Fleming                  $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
Benjamin M. Friedman               $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
John H. Hewitt                     $3,089              $0                 $56,875
------------------------------------------------------------------------------------------
Caleb Loring, III                  $3,237              $0                 $63,125
------------------------------------------------------------------------------------------
J. David Officer**                   $0                $0                   $0
------------------------------------------------------------------------------------------

* As of the date of this Statement of Additional Information there were 17 funds in the fund complex.
**   Mr. Officer is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2007, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"):
(i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 14, 2008, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Intermediate Tax Exempt Fund:

----------------------------------------------------------------------------------------------------
Name and Address                                                                    Percentage of
                                                                                    Outstanding
                                                                                    Shares
----------------------------------------------------------------------------------------------------
                                                                                    42.4%*
National Financial Services Corp. for the Exclusive Benefit of our Customers
PO Box 3908 Church St Station
Attn: Latayna Brown
New York, NY 10008-3908
----------------------------------------------------------------------------------------------------
Charles Schwab Co Inc Special Custody Account For Benefit of Customers              37.3%*
101 Montgomery Street
Attn Mutual Funds
San Francisco, CA 94104-4151
----------------------------------------------------------------------------------------------------

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to the fund pursuant to a written investment advisory agreement with the Trust. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Corporation of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of MAM (MA) Holding Trust ("MAM (MA) Trust"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (MA) Trust is a majority owned subsidiary of MAM (DE) Trust, a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. MAM (DE) Trust is a wholly owned subsidiary of BNY Mellon. The following constitute the members of the Board of Managers of Standish
Mellon: Christine Downton, Corey A. Griffin, Mitchell E. Harris, Edward H. Ladd, Phillip N. Maisano, Ronald P. O'Hanley, and Scott E. Wennerholm. BNY Mellon is a global financial services company focused on helping clients move and manage their financial assets, operates in 37 countries and serves more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides the fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the fund for any costs incurred. Under the investment advisory agreement, the adviser is paid a fee based upon a percentage of the fund's average daily net asset value computed set forth below. This fee is paid monthly.

------------------------------------------------------------------------
               Fund                         Contractual Advisory
                                              Fee Annual Rate
------------------------------------------------------------------------
      Intermediate Tax Exempt                      0.40%
------------------------------------------------------------------------

During the last three fiscal years ended September 30, the fund paid advisory fees in the following amounts:

----------------------------------------------------------------------------------------
                 Fund                        2005             2006            2007
----------------------------------------------------------------------------------------
       Intermediate Tax Exempt           $254,650 (1)     $254,638 (1)    $405,863 (1)
----------------------------------------------------------------------------------------

------------------
(1) For the fiscal years ended September 30, 2005, 2006 and 2007, the adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund in the amount of $187,055, $210,284 and $226,230, respectively.

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the fund to 0.65% of the fund's average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, the fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the adviser, MBSC Securities Corporation ("MBSC") and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the fund and its shareholders come before those of the adviser, its affiliates and their employees.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Mellon Bank also provides administration and fund accounting services to the fund. Mellon Bank is a wholly-owned subsidiary of BNY Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and their other service providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of BNY Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

MBSC., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, MBSC has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and MBSC. Pursuant to the Underwriting Agreement, MBSC has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. As of the date of this Statement of Additional Information, MBSC received no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Division of MBSC are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the fund, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's portfolio. The adviser, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Each fund's adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, each adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Mellon Institutional Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or an adviser's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, an adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, each adviser seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.
The Fund's Proxy Voting Policies requires the adviser to submit to the Board promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to MBSC and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of the fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Steven W. Harvey          Intermediate Tax       Other Registered Investment Companies:  6 funds with total assets
                          Exempt Fund            of $1.363 billion.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME           FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
                                                 Other Pooled Investment Vehicles: none.

                                                 Other Accounts: 95 accounts with total assets of approximately
                                                 $2.997 billion..
---------------------------------------------------------------------------------------------------------------------
Christine L. Todd         Intermediate Tax       Other Registered Investment Companies:  1 fund with total assets
                          Exempt Fund            of $306.121 million.

                                                 Other Pooled Investment Vehicles: 1 entity with total assets of approximately $61.611 million.

                                                 Other Accounts:  140 accounts with total assets of approximately
                                                 $4.508 billion.
---------------------------------------------------------------------------------------------------------------------

The Adviser receives a fee based upon the investment performance of one account included under "Other Accounts Managed by the Portfolio Managers" in the table above: one of the "Other Pooled Investment Vehicles" listed above managed by Ms. Todd having total assets of approximately $61.611 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.

     Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after three years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Standish Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund they manage. For purposes of this table, the following letters indicates the range indicated below:

--------------------------------------
A        -   $0
--------------------------------------
B        -   $1 - $10,000
--------------------------------------
C        -   $10,001 - $50,000
--------------------------------------
D        -   $50,001 - $100,000
--------------------------------------
E        -   $100,001 - $500,000
--------------------------------------
F        -   $500,001 - $1,000,000
--------------------------------------
G        -   More than $1 million
--------------------------------------

----------------------------------------------------------------------------------------------
       PORTFOLIO MANAGER NAME                           FUND                      OWNERSHIP
----------------------------------------------------------------------------------------------
Steven W. Harvey                       Intermediate Tax Exempt Fund                   A
----------------------------------------------------------------------------------------------
Christine L. Todd                      Intermediate Tax Exempt Fund                   A
----------------------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                              BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate Brokerage Commissions
                                                                    Paid by the Fund on Portfolio
                                                        Transactions for the Fiscal Years ended September 30
--------------------------------------------------------------------------------------------------------------------
Fund                                                    2005                  2006                  2007
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund                             $0                    $0                    $0
--------------------------------------------------------------------------------------------------------------------

At September 30, 2007, the fund did not hold any securities of its regular brokers or dealers. The funds generally executes portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most valuations of municipal securities made by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             FEDERAL INCOME TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) (if any), net tax-exempt interest and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

The fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders.

As of the end of its most recent taxable year, the fund had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the year(s) specified below:

                -------------------------------------------------
                     2013             2014             2015
                -------------------------------------------------
                    $25,970          $86,973         138,767
                -------------------------------------------------

Limitations imposed by the Code on regulated investment companies like the fund may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options and futures transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts, swaps and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps and interest rate caps, floors and collars and Strategic Transactions are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow it to continue to qualify for the favorable tax treatment as regulated investment companies.

Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are properly designated as "capital gain dividends"), or tax-exempt interest (if they are from a fund's net tax-exempt interest and are properly designated as "exempt-interest dividends"), whether taken in shares or in cash. Since the income from the fund is derived from sources that do not pay qualified dividend income, taxable dividends from the investment company taxable income of the fund (if any) will not qualify for taxation at the maximum 15% U.S. Federal income tax rate available to individuals on qualified dividend income. Capital gain dividends distributed to individual shareholders (if any) generally will qualify for the maximum 15% Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose.

Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and after such basis is reduced to zero will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. The fund's dividends and distributions will not qualify for any dividends-received distribution that might otherwise be available for certain dividends that are received by shareholders that are corporations. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Taxable distributions by the fund include distributions attributable to income or gains from the fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

Distributions by the fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section

103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The fund will report to shareholders the amount designated as exempt-interest dividends for each year.

Interest income from certain types of tax-exempt obligations that are private activity bonds in which the fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the fund.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the fund. Shares of the fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the fund therefore does not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with Federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the fund even though the borrowed funds may not be directly traceable to the purchase of shares.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The fund may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The fund would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption, exchange or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, including pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will, with respect to the fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8866. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholder of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

Individuals and certain other classes of shareholders may be subject to 28% backup withholding of Federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. In order to avoid this withholding requirement, shareholders must certify on Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withholding if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                           THE FUNDS AND THEIR SHARES

The fund is an investment series of Mellon Institutional Funds Investment Trust (formerly "Standish, Ayer & Wood Investment Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Newton International Equity Fund, offers four classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, none of the funds invest all of their investable assets in other open-end investment companies.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration and subject to shareholder approval (if then required), the Trustees may authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The fund's financial statements contained in the 2007 annual report of the fund have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are incorporated by reference into the SAI.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits

(a)       Agreement and Declaration of Trust dated August 13, 1986. (1)

(a)(1)    Certificate of Designation of Standish Fixed Income Fund. (1)

(a)(2)    Certificate of Designation of Standish International Fund. (1)

(a)(3)    Certificate of Designation of Standish Securitized Fund. (1)

(a)(4)    Certificate of Designation of Standish Short-Term Asset Reserve Fund.
          (1)

(a)(5)    Certificate of Designation of Standish Marathon Fund. (1)

(a)(6)    Certificate of Amendment dated November 21, 1989. (1)

(a)(7)    Certificate of Amendment dated November 29, 1989. (1)

(a)(8)    Certificate of Amendment dated April 24, 1990. (1)

(a)(9)    Certificate of Designation of Standish Equity Fund. (1)

(a)(10) Certificate of Designation of Standish International Fixed Income Fund. (1)

(a)(11) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund. (1)

(a)(12) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund. (1)

(a)(13)   Certificate of Designation of Standish Global Fixed Income Fund. (1)

(a)(14) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II. (1)

(a)(15) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund. (1)

(a)(16) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund. (1)

(a)(17) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II. (1)

(a)(18) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund. (2)

(a)(19) Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(a)(20) Form of Certificate of Designation of Standish International Fixed Income Fund II. (4)

(a)(21) Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund. (5)

(a)(22) Certificates of Designation of Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund, Standish Opportunistic Emerging Markets Debt Fund and Standish High Yield Bond Fund. (6)

(a)(23) Amendment to the Agreement and Declaration of Trust dated March 4, 1999. (4)

(a)(24) Amendment to the Agreement and Declaration of Trust dated April 29, 2002. (7)

(a)(25) Certificate of Name Change for Standish World High Yield Fund to Standish High Yield Bond Fund. (7)

(a)(26) Certificate of Name Change for Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund. (7)

(a)(27) Amendment to the Agreement and Declaration of Trust dated June 21, 2003. (8)

(a)(28)   Certificate of Name Change for all Funds. (8)

(a)(29) Certificate of Designation of The Boston Company International Value Opportunities Fund. (9)

(a)(30) Certificate of Name Change for The Boston Company International Value Opportunities Fund to The Boston Company World ex-U.S. Value Fund.
          (14)

(a)(31) Certificate of Name Change for Standish Mellon Short-Term Asset Reserve Fund to Standish Mellon Enhanced Income Fund. (14)

(a)(32) Certificate of Name Change for The Boston Company Small Capitalization Fund to The Boston Company Small/Mid Cap Growth Fund. (15)

(a)(33) Certificate of Designation of Mellon Institutional Market Neutral Fund. (15)

(a)(34)   Certificate of Designation of Mellon Equity Large Cap Growth Fund.
          (15)

(a)(35)   Certificate of Designation of Newton International Equity Fund. (15)

(a)(36)   Certificate of Designation of Mellon Equity Micro Cap Fund (17)

(a)(37) Certificate of Designation of The Boston Company Emerging Markets Core Equity Fund (17)

(a)(38) Certificate of Designation of The Boston Company Small Cap Value Fund II (20)

(a)(39) Certificate of Designation of The Boston Company International Core Equity Fund II (20)

(a)(40) Certificate of Name Change for Mellon Equity Large Cap Growth Fund to Mellon Capital Large Cap Growth Fund and Mellon Equity Micro Cap Fund to Mellon Capital Micro Cap Fund. (#)

(a)(41)   Certificate of Designation of Classes of Newton International Equity
          Fund

(b)       Bylaws of the Registrant. (1)

(c)       Not applicable.

(d)(1) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Controlled Maturity Fund. (10)

(d)(2) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Crossover Bond Fund.
          (10)

(d)(3) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Fixed Income Portfolio. (10)

(d)(4) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Global Fixed Income Portfolio. (10)

(d)(5) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Grade Bond Fund. (10)

(d)(6) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Yield Bond Fund. (10)

(d)(7) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Intermediate Tax Exempt Bond Fund. (10)

(d)(8) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Equity Fund. (10)

 (d)(9) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund. (10)

(d)(10) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund II. (10)

(d)(11) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Small Cap Fund. (10)

(d)(12) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund. (10)

(d)(13) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic Emerging Markets Debt Fund. (10)

(d)(14) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic High Yield Fund. (10)

(d)(15) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Select Value Portfolio. (10)

(d)(16) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Short-Term Asset Reserve Portfolio. (10)

(d)(17) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Growth Portfolio. (10)

(d)(18) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Value Fund. (10)

(d)(19) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Capitalization Equity Fund. (10)

(d)(20) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Tax-Sensitive Equity Fund. (10)

(d)(21) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Tax-Sensitive Equity Fund. (10)

(d)(22) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish World High Yield Portfolio. (10)

(d)(23) Assumption Agreement between Standish Mellon Asset Management Company, LLC and The Boston Company Asset Management, LLC relating to each series of the Registrant. (11)

(d)(24) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Value Opportunities Fund. (14)

(d)(25) Investment Advisory Agreement between the Registrant and Franklin Portfolio Associates, LLC relating to Mellon Institutional Market Neutral Fund. (16)

(d)(26) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity
          Large Cap Growth Fund. (16)

(d)(27) Investment Advisory Agreement between the Registrant and Newton Capital Management Ltd. relating to Newton
          International Equity Fund. (16)

(d)(28) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Micro Cap Fund. (18)

(d)(29) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Emerging Markets Core Equity Fund. (18)

(d)(30) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Value Fund II (21)

(d)(31) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Core Equity Fund II (21)

(d)(32) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Core Equity Fund (#)

(d)(33) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Small Cap Fund (#)

(d)(34) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Large Cap Core Fund (#)

(d)(35) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Growth Fund (#)

(d)(36) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Small Cap Value Fund (#)

(d)(37) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company, LLC relating to Standish Mellon Fixed Income Fund (#)

(d)(38) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company, LLC relating to Standish Mellon Global Fixed Income Fund (#)

(e)(1) Underwriting Agreement between the Registrant and Mellon Funds Distributor, L.P. (1)

(e)(2) Underwriting Agreement between the Registrant and MBSC Securities Corporation (21)

(f)       Not applicable.

(g)(1) Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (8)

(g)(2) Amendment to Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (#)

(g)(3) Custody Agreement with respect to Mellon Institutional Market Neutral Fund (16)

(g)(4) Administration and Accounting Services Agreement with respect to Mellon Institutional Market Neutral Fund (19)

(h)(1) Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant relating to compliance and certain other services.
          (1)

(h)(2) Most recently revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant. (18)

(h)(3) Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (14)

(h)(4) Amendment to the Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (#)

(i)       Opinion and Consent of Counsel for the Registrant. (12)

(j)       Consent of Independent Registered Public Accounting Firm (#)

(k)       None.

(l)       Not applicable

(m)       Rule 12b-1 Distribution Plan (#)

(n)(1) Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(n)(2)    Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 (#)

(p)(1) Code of Ethics for Standish, Ayer & Wood Investment Trust and Standish, Ayer & Wood Master Portfolio. (13)

(p)(2) Code of Ethics for Standish Mellon Asset Management Company LLC and Standish Fund Distributors, L.P. (13)

(p)(3)    Code of Conduct for Mellon Financial Corporation. (14)

(p)(4) Securities Trading Policy (General Edition) for Mellon Financial Corporation. (14)

(p)(5) Securities Trading Policy (Access Decision Maker Edition) for Mellon Financial Corporation. (14)

(q)(1) Power of Attorney for Registrant (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)

(q)(2) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III).(11)

(q)(3) Power of Attorney for Portfolio Trust with respect to Feeder Fund Registration Statements (Samuel C. Fleming, Benjamin M. Friedman, John
          H. Hewitt and Caleb Loring III). (11)

(q)(4)    Power of Attorney for Registrant (Patrick J. Sheppard). (11)

(q)(5)    Power of Attorney for Registrant (Steven M. Anderson). (11)

(q)(6)    Power of Attorney for Portfolio Trust (Patrick J. Sheppard). (11)

(q)(7)    Power of Attorney for Portfolio Trust (Steven M. Anderson). (11)

(q)(8)    Power of Attorney for Registrant (J. David Officer). (22)

------------

1. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 88) and incorporated herein by reference thereto.

2. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.

3. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.

4. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.

5. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 94) and incorporated by reference thereto.

6. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 100) and incorporated by reference thereto.

7. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 106) and incorporated by reference thereto.

8. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 110) and incorporated herein by reference.

9. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 112) and incorporated herein by reference.

10. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 104) and incorporated herein by reference.

11. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 111) and incorporated herein by reference.

12. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 82) and incorporated herein by reference.

13. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 105) and incorporated herein by reference.

14. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 117) and incorporated herein by reference.

15. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 118) and incorporated herein by reference.

16. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 119) and incorporated herein by reference.

17. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 121) and incorporated herein by reference.

18. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 122) and incorporated herein by reference.

19. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 124) and incorporated herein by reference.

20. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 126) and incorporated herein by reference.

21. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 128) and incorporated herein by reference.

22. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 129) and incorporated herein by reference.

#    Filed herewith.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. INDEMNIFICATION

Under the Registrant's Agreement and Declaration of Trust, as amended, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business and other connections of the officers and Directors of Standish Mellon Asset Management Company LLC ("Standish Mellon"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish Mellon as currently on file with the Commission (File No. 801-60527), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of The Boston Company Asset Management, LLC ("TBCAM"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of TBCAM as currently on file with the Commission (File No. 801-6829), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Mellon Capital Management Corporation ("Mellon Capital"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Mellon Equity as currently on file with the Commission (File No. 801-28692), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Newton Capital Management Ltd. ("Newton"), the investment adviser to a series of the Registrant, are listed on the Form ADV of Newton as currently on file with the Commission (File No. 801-42114), the text of which is hereby incorporated by reference.

The following sections of each such Form ADV are incorporated herein by reference:

(a) Items 1 and 2 of Part 2; and

(b) Section IV, Business Background, of each Schedule D.

Item 27. PRINCIPAL UNDERWRITER

(a) MBSC Securities Corporation serves as the principal underwriter of each of the following series of the Registrant:

The Boston Company Emerging Markets Core Equity Fund                Standish Mellon Fixed Income Fund
The Boston Company International Core Equity Fund                   Standish Mellon Global Fixed Income Fund
The Boston Company International Small Cap Fund                     Standish Mellon Intermediate Tax Exempt Bond Fund
The Boston Company Large Cap Core Fund                              Standish Mellon International Fixed Income Fund
The Boston Company Small Cap Growth Fund
The Boston Company Small Cap Tax-Sensitive Equity Fund              Mellon Capital Large Cap Growth Fund
The Boston Company Small/Mid Cap Growth Fund                        Mellon Capital Micro Cap Fund
The Boston Company Small Cap Value Fund                             Newton International Equity Fund
The Boston Company Small Cap Value Fund II

(b) Directors and Officers of MBSC Securities Corporation:

Name and Principal                                                                    Positions and Offices
Business Address             Positions and Offices with the Distributor               with Registrant
----------------             ------------------------------------------               ---------------
Thomas F. Eggers(1)          Chief Executive Officer and Chairman of the Board        None
                              President and Director                                  President and
J. David Officer(1)                                                                   Chief Executive Officer
Jon R. Baum(1)               Executive Vice President and Director                    None
J. Charles Cardona(1)        Executive Vice President and Director                    None
Prasanna Dhore(1)            Executive Vice President                                 None
William H. Maresca(1)        Executive Vice President and Director                    None
James Neiland(1)             Executive Vice President                                 None

Sean P. O'Neal               Executive Vice President                                 None
Irene Papadoulis(2)          Executive Vice President                                 None
Noreen Ross(1)               Executive Vice President                                 None
Bret Young(1)                Executive Vice President and Director                    None
Gary Pierce(1)               Chief Financial Officer and Director                     None
Ken Bradle(2)                Senior Vice President                                    None
Sue Ann Cormack(2)           Senior Vice President                                    None
Marc S. Isaacson(2)          Senior Vice President                                    None
Matthew Perrone(2)           Senior Vice President                                    None
Bradley J. Skapyak(1)        Senior Vice President                                    None
Ronald Jamison(1)            Chief Legal Officer and Secretary                        None
Joseph W. Connolly(1)        Chief Compliance Officer (Investment Advisory Business)  None
Stephen Storen(1)            Chief Compliance Officer                                 None
Maria Georgopoulos(1)        Vice President - Facilities Management                   None
William Germenis(1)          Vice President - Compliance and Anti-Money Laundering
                             Officer                                                  None

Jill Gill(1)                 Vice President                                           None
Tracy Hopkins(1)             Vice President                                           None
Mary Merkle(1)               Vice President - Compliance                              None
Paul Molloy(1)               Vice President                                           None
James Muir(1)                Vice President - Compliance                              None
Anthony Nunez(1)             Vice President - Finance                                 None
David Ray(3)                 Vice President                                           None
Theodore A. Schachar(1)      Vice President - Tax                                     None
William Schalda(1)           Vice President                                           None
Alex G. Sciulli(4)           Vice President                                           None
John Shea(1)                 Vice President - Finance                                 None
Susan Verbil(1)              Vice President - Finance                                 None
William Verity(1)            Vice President - Finance                                 None
James Windels(1)             Vice President                                           None
James Bitetto(1)             Assistant Secretary                                      None

Ken Christoffersen(3)        Assistant Secretary                                      None
Denise B. Kneeland(5)        Executive Vice President                                 Assistant Vice President
Mary T. Lomasney(5)          Executive Vice President                                 Chief Compliance Officer

1    Principal business address is 200 Park Avenue, New York, NY 10166.

2    Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY
     11556-0144.

3    Principal business address is 210 University Blvd., Suite 800, Denver, CO
     80206.

4    Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

5    Principal business address is One Boston Place, Boston, MA 02108.

(c)  Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the Registrant's principal office, located at One Boston Place, Boston, Massachusetts 02108. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian. Records are also maintained by the Registrant's investment advisers located at: Mellon Capital Management Corporation, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258; Newton Capital Management Ltd., The Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England.

Item 29. MANAGEMENT SERVICES

            Not applicable

Item 30. UNDERTAKINGS

            Not  applicable.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of January, 2008.

                                   MELLON INSTITUTIONAL FUNDS
                                   INVESTMENT TRUST

                                   /s/ DENISE B. KNEELAND
                                   ----------------------
                                   Denise B. Kneeland, Assistant Vice President

The term "Mellon Institutional Funds Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signature                         Title                                    Date

J. David Officer*                 Trustee and President                 January 29, 2008
----------------
J. David Officer                  (principal executive officer)

Steven M. Anderson*               Treasurer (principal financial        January 29, 2008
------------------
Steven M. Anderson                and accounting officer)

Samuel C. Fleming*                Trustee                               January 29, 2008
-----------------
Samuel C. Fleming

Benjamin M. Friedman*             Trustee                               January 29, 2008
--------------------
Benjamin M. Friedman

John H. Hewitt*                   Trustee                               January 29, 2008
--------------

John H. Hewitt

Caleb Loring III*                 Trustee                               January 29, 2008
-----------------
Caleb Loring III


*By: /s/ DENISE B. KNEELAND
     ----------------------
     Denise B. Kneeland
     Attorney-In-Fact

                                  EXHIBIT INDEX

(a)(40)   Certificate of Name Change

(a)(41)   Certificate of Designation

(d)(32)   Investment Advisory Agreement

(d)(33)   Investment Advisory Agreement

(d)(34)   Investment Advisory Agreement

(d)(35)   Investment Advisory Agreement

(d)(36)   Investment Advisory Agreement

(d)(37)   Investment Advisory Agreement

(d)(38)   Investment Advisory Agreement

(g)(2)    Amendment to Custody, Administration and Accounting Services Agreement

(h)(4)    Amendment to the Transfer Agency Agreement

(j)       Consent of Independent Registered Public Accounting Firm

(m)       Rule 12b-1 Distribution Plan

(n)(2)    Amended and Restated Multiple Class Plan pursuant to Rule 18f-3